     As filed with the Securities and Exchange Commission on April 25, 2001

                                                  Registration No. 333-82449

                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549


                                  FORM S-6

  FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933 OF SECURITIES OF UNIT
                INVESTMENT TRUSTS REGISTERED ON FORM N-8B-2


                      Post-Effective Amendment No.  2



                         SEPARATE ACCOUNT THREE OF
            THE MANUFACTURERS LIFE INSURANCE COMPANY OF AMERICA
                         (Exact name of Registrant)

            THE MANUFACTURERS LIFE INSURANCE COMPANY OF AMERICA
                            (Name of Depositor)


                           38500 Woodward Avenue


                      Bloomfield Hills, Michigan 48304

            (Address of Depositor's Principal Executive Offices)


         James D. Gallagher                         Copy to:
      Vice President, Secretary              J. Sumner Jones, Esq.
         and General Counsel                 Jones & Blouch L.L.P.
  The Manufacturers Life Insurance      1025 Thomas Jefferson Street, NW
         Company of America                   Washington, DC 20007
          73 Tremont Street
          Boston, MA 02108
   (Name and Address of Agent for
              Service)


It is proposed that this filing will become effective:


      immediately upon filing pursuant to paragraph (b) of Rule 485
-----



 X    on April 30, 2001 pursuant to paragraph (b) of Rule 485
-----


      60 days after filing pursuant to paragraph (a)(1) of Rule 485
-----
      on [date] pursuant to paragraph (a)(1) of Rule 485
-----
      75 days after filing pursuant to paragraph (a)(2) of Rule 485
-----

                            Separate Account Three of
               The Manufacturers Life Insurance Company of America
                        Registration Statement on Form S-6
                              Cross-Reference Sheet

FORM

N-8B-2

ITEM NO.    CAPTION IN PROSPECTUS

1     Cover Page; General Information About Manufacturers (Separate Account
      Three)

2 Cover Page; General Information About Manufacturers (Manufacturers Life of America)

3     *

4     Other Information (Distribution of the Policy)

5     General Information About Manufacturers (Separate Account Three)

6     General Information About Manufacturers (Separate Account Three)

7     *

8     *

9     Other Information (Litigation)

10 Death Benefits; Premium Payments; Charges and Deductions; Policy Value; Policy Loans; Policy Surrender and Partial Withdrawals; Lapse and Reinstatement; Other Provisions of the Policy; Other Information

11    General Information About Manufacturers (Manufacturers Investment Trust)

12    General Information About Manufacturers (Manufacturers Investment Trust)

13    Charges and Deductions

14 Issuing A Policy; Other Information (Responsibilities Assumed By Manufacturers Life)

15    Issuing A Policy

16    **

17    Policy Surrender and Partial Withdrawals

18    General Information About Manufacturers

19 Other Information (Reports to Policyholders; Responsibilities Assumed By Manufacturers Life)

20    *

21    Policy Loans

22    *

23    **

24    Other Provisions of the Policy

25    General Information About Manufacturers (Manufacturers Life of America)

26    *

27    **

28    Other Information (Officers and Directors)

29    General Information About Manufacturers (Manufacturers Life of America)

30    *

31    *

32    *

33    *

34    *

35    **

36    *

37    *

38 Other Information (Distribution of the Policies; Responsibilities of Manufacturers Life)

39    Other Information (Distribution of the Policies)

40    *

41    **

42    *

43    *

44    Policy Values -- Determination of Policy Value; Units and Unit Values)

45    *

46 Policy Surrender and Partial Withdrawals; Other Information -- Payment of Proceeds)

47    General Information About Manufacturers (Manufacturers Investment Trust)

48    *

49    *

50    General Information About Manufacturers

51 Issuing a Policy; Death Benefits; Premium Payments; Charges and Deductions; Policy Value; Policy Loans; Policy Surrender and Partial Withdrawals; Lapse and Reinstatement; Other Policy Provisions

52    Other Information (Substitution of Portfolio Shares)

53    **

54    *

55    *

56    *

57    *

58    *

59    Financial Statements

*  Omitted since answer is negative or item is not applicable.

** Omitted.

                                   PART I




                     INFORMATION REQUIRED IN PROSPECTUS

PROSPECTUS

SEPARATE ACCOUNT THREE OF THE MANUFACTURERS LIFE INSURANCE COMPANY OF
AMERICA



                                  VENTURE SPVL

            A MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE POLICY


This prospectus describes Venture SPVL, a modified single premium variable life insurance policy (the "Policy"). The Manufacturers Life Insurance Company of America (the "Company," "Manufacturers Life of America," "we" or "us") offers the Policy on both a single life and a survivorship basis.


Policy Value may accumulate on a fixed basis or vary with the investment performance of the sub-accounts of Manufacturers Life of America's Separate Account Three (the "Separate Account"). The assets of each sub-account will be used to purchase shares of a particular investment portfolio (a "Portfolio") of Manufacturers Investment Trust (the "Trust"). The accompanying prospectus for the Trust and the corresponding statement of additional information describe the investment objectives of the Portfolios in which you may invest net premiums. Other sub-accounts and Portfolios may be added in the future.

EXCEPT FOR CERTAIN POLICIES ISSUED IN EXCHANGE FOR A POLICY WHICH IS NOT A MODIFIED ENDOWMENT CONTRACT (A "MEC"), THE POLICY WILL BE TREATED AS A MEC FOR FEDERAL INCOME TAX PURPOSES. AS A RESULT, ANY LOAN, PARTIAL WITHDRAWAL, ASSIGNMENT, PLEDGE, LAPSE OR SURRENDER OF THE POLICY (OR ANY LOAN, PARTIAL WITHDRAWAL, ASSIGNMENT OR PLEDGE OF THE POLICY WITHIN TWO YEARS BEFORE THE POLICY BECOMES A MEC) MAY BE SUBJECT TO INCOME TAX AND A 10% PENALTY TAX.

BECAUSE OF THE SUBSTANTIAL NATURE OF THE SURRENDER CHARGES, THE POLICY IS NOT SUITABLE FOR SHORT-TERM INVESTMENT PURPOSES. PROSPECTIVE PURCHASERS SHOULD NOTE THAT IT MAY NOT BE ADVISABLE TO PURCHASE A POLICY AS A REPLACEMENT FOR EXISTING INSURANCE.

The Securities and Exchange Commission (the "SEC") maintains a web site (http://www.sec.gov) that contains material incorporated by reference and other information regarding registrants that file electronically with the SEC.

PLEASE READ THIS PROSPECTUS CAREFULLY AND KEEP IT FOR FUTURE REFERENCE. IT IS VALID ONLY WHEN ACCOMPANIED BY A CURRENT PROSPECTUS FOR THE TRUST.

THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.



              The Manufacturers Life Insurance Company of America

                             38500 Woodward Avenue

                        Bloomfield Hills, Michigan 48304



                   The date of this Prospectus is May 1, 2001

TABLE OF CONTENTS

POLICY SUMMARY..............................................................     4
  General...................................................................     4
  Death Benefits............................................................     4
  Premiums..................................................................     4
  Policy Value..............................................................     4
  Policy Loans..............................................................     4
  Surrender and Partial Withdrawals.........................................     4
  Lapse and Reinstatement...................................................     4
  Charges and Deductions....................................................     5
  Investment Options and Investment Advisers ...............................     6
  Investment Management Fees and Expenses...................................     6
  Table of Charges and Deductions...........................................     6
  Table of Investment Management Fees and Expenses..........................     7
  Table of Investment Options and Investment Subdvisers.....................     9
GENERAL  INFORMATION  ABOUT  MANUFACTURERS  LIFE OF  AMERICA,  THE  SEPARATE
ACCOUNT AND THE TRUST.......................................................    10
  Manufacturers Life of America.............................................    10
  The Separate Account......................................................    10
  The Trust.................................................................    11
ISSUING A POLICY............................................................    14
  Requirements..............................................................    14
  Temporary Insurance Agreement.............................................    15
  Right to Examine the Policy...............................................    15
  Life Insurance Qualification..............................................    16
DEATH BENEFITS..............................................................    16
  Death Benefit ............................................................    16
  Maturity Date.............................................................    17
PREMIUM PAYMENTS............................................................    17
  Initial Premiums..........................................................    17
  Subsequent Premiums.......................................................    18
  Premium Allocation........................................................    18
  Maximum Premium Limitation................................................    18
CHARGES AND DEDUCTIONS......................................................    18
  Premium Load..............................................................    18
  Surrender Charges.........................................................    19
  Monthly Charges...........................................................    19
  Administration Charge.....................................................    20
  Cost of Insurance Charge..................................................    20
  Mortality and Expense Risks Charge........................................    20
  Charges for Supplementary Benefits........................................    20
  Charges for Transfers.....................................................    20
  Reduction in Charges......................................................    21
SPECIAL PROVISIONS FOR EXCHANGES............................................    21
COMPANY TAX CONSIDERATIONS..................................................    21
POLICY VALUE................................................................    21
  Determination of the Policy Value.........................................    21
  Units and Unit Values.....................................................    21
  Transfers of Policy Value.................................................    22
  Telephone Transfers.......................................................    23
  Dollar Cost Averaging.....................................................    23
  Asset Allocation Balancer Transfer........................................    23
POLICY LOANS................................................................    23
  Maximum Loanable Amount...................................................    23
  Effect of Policy Loan.....................................................    23
  Interest Charged on Policy Loans..........................................    23
  Loan Account..............................................................    24

POLICY SURRENDER AND PARTIAL WITHDRAWALS....................................    25
  Policy Surrender..........................................................    25
  Partial Withdrawals.......................................................    25
LAPSE AND REINSTATEMENT.....................................................    25
  Lapse.....................................................................    25
  Reinstatement.............................................................    26
  Termination...............................................................    26
THE GENERAL ACCOUNT.........................................................    26
  Fixed Account.............................................................    26
OTHER PROVISIONS OF THE POLICY..............................................    27
  Assignment of Rights......................................................    27
  Beneficiary...............................................................    27
  Incontestability..........................................................    27
  Misstatement of Age or Sex................................................    27
  Suicide Exclusion.........................................................    27
  Supplementary Benefits....................................................    28
TAX TREATMENT OF THE POLICY.................................................    28
OTHER INFORMATION...........................................................    32
  Payment of Proceeds.......................................................    32
  Reports to Policyowners...................................................    32
  Distribution of the Policies..............................................    32
  Responsibilities of Manufacturers Life....................................    33
  Voting Rights.............................................................    33
  Substitution of Portfolio Shares..........................................    34
  Records and Accounts......................................................    34
  State Regulations.........................................................    34
  Litigation................................................................    34
  Independent Auditors......................................................    34
  Further Information.......................................................    34
  Officers and Directors....................................................    35

APPENDIX A - DEFINITIONS..................................................     A-1

APPENDIX B - SAMPLE  ILLUSTRATIONS  OF POLICY VALUES,  CASH SURRENDER VALUES
AND DEATH BENEFITS.........................................................    B-1
APPENDIX C - AUDITED FINANCIAL STATEMENTS..................................    C-1



THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION WHERE IT WOULD NOT BE LAWFUL. YOU SHOULD RELY ON THE INFORMATION CONTAINED IN THIS PROSPECTUS, THE PROSPECTUS OF MANUFACTURERS INVESTMENT TRUST, OR THE STATEMENT OF ADDITIONAL INFORMATION OF MANUFACTURERS INVESTMENT TRUST. WE HAVE NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT.


The purpose of this variable life insurance policy is to provide insurance protection for the beneficiary named therein. No claim is made that this variable life insurance policy is in any way similar or comparable to a systematic investment plan of a mutual fund.


Examine this prospectus carefully. The Policy Summary will briefly describe the Policy. More detailed information will be found further in the prospectus.

POLICY SUMMARY

GENERAL


This Policy may be issued either as a modified single premium variable life insurance policy or as a modified single premium survivorship variable life insurance policy. We have prepared the following summary as a general description of the most important features of the Policy. It is not comprehensive and you should refer to the more detailed information contained in this prospectus. Unless otherwise indicated or required by the context, the discussion throughout this prospectus assumes that the Policy has not gone into default, there is no outstanding Policy Debt, and the death benefit is not determined by the minimum death benefit percentage. The Policy's provisions may vary in some states and the terms of your Policy and any endorsement or rider, supersede the disclosure in this prospectus.


DEATH BENEFITS

The Policy provides a death benefit in the event of the death of the Life Insured. The death benefit is the FACE AMOUNT OF THE POLICY at the date of death (less any Policy Debt and outstanding Monthly Deductions due) or, if greater, the Minimum Death Benefit (less any Policy Debt and outstanding Monthly Deductions due).

PREMIUMS

The Policy permits the payment of a large initial premium. The initial premium may be 80%, 90% or 100% of the Guideline Single Premium (based on Face Amount). However, in the case of simplified underwriting, and in order to qualify for the Lapse Protection Benefit, 100% of the Guideline Single Premium is required. The minimum single premium is $25,000. Additional premiums will be accepted only under certain conditions as stated under "Premium Payments - Subsequent Premiums." Premiums will be allocated, according to your instructions and at the Company's discretion, to one or more of our general account (the "Fixed Account") and the sub-accounts of the Separate Account of the Company. You (the policyowner) may change your allocation instructions at any time. You may also transfer amounts among the accounts.

POLICY VALUE

The Policy has a Policy Value reflecting premiums paid, certain charges for expenses and cost of insurance, and the investment performance of the accounts to which you have allocated premiums.

POLICY LOANS

You may borrow an amount not to exceed 90% of your Policy's Net Cash Surrender Value. Loan interest at a rate of 6.00% is due on each Policy Anniversary. Preferred interest rates are also available in the case of loans on amounts that represent Earnings on the Policy. We will deduct all outstanding Policy Debt from proceeds payable at the insured's death, or upon surrender. Policy loans may have tax consequences. See section entitled "Tax Treatment of the Policy" for a discussion of the potential Federal income tax implications of a loan from the Policy.

SURRENDER AND PARTIAL WITHDRAWALS

You may make a partial withdrawal of your Policy Value. A partial withdrawal will result in a reduction in the Face Amount of the Policy . A partial withdrawal may result in a surrender charge if made during the Surrender Charge Period.

You may surrender your Policy for its Net Cash Surrender Value at any time while the Life Insured is living. The Net Cash Surrender Value is equal to the Policy Value less the sum of (a) Surrender Charges, (b) outstanding Monthly Deductions due, and (c) Policy Debt.

See section entitled "Tax Treatment of the Policy" for a discussion of the potential Federal income tax implications of a surrender of, or partial withdrawal from, the Policy.

LAPSE AND REINSTATEMENT

Unless the Lapse Protection Benefit is in effect, a Policy will lapse (and terminate without value) when its Net Cash Surrender Value is insufficient to pay the next monthly deduction and a grace period of 61 days expires without your having made an adequate payment. Therefore, a Policy could lapse eventually if increases in Policy Value (prior to deduction of Policy charges) are not sufficient to cover Policy charges. A Policy could also lapse if the Policy Debt is greater than the Cash Surrender Value since the Lapse Protection Benefit terminates on any date that the Policy Debt exceeds the Cash Surrender Value.

A policyowner may reinstate a lapsed Policy at any time within the five year period following lapse provided the Policy was not surrendered for its Net Cash Surrender Value. However, in the case of a Survivorship Policy, the Policy may not be reinstated if any of the Life Insured have died since the Policy lapsed. We will require evidence of insurability along with a certain amount of premium as described under "Reinstatement."

See section entitled "Tax Treatment of the Policy" for a discussion of the potential Federal income tax implications of a lapse and reinstatement of the Policy.

TAXATION OF POLICY BENEFITS

      Characterization of a Policy as a MEC.

Section 7702A of the Internal Revenue Code (the "Code") establishes a class of life insurance contracts designated as Modified Endowment Contracts ("MECs"), which applies to Policies entered into or materially changed after June 20, 1988. In general, a Policy will be a MEC if the accumulated premiums paid at any time during the first seven Policy Years exceed the sum of the net level premiums which would have been paid on or before such time if the Policy paid up future benefits after the payment of seven level annual premiums (the "seven-pay test"). The determination of whether a Policy will be a MEC after a material change generally depends upon the relationship of the death benefit and the Policy Value at the time of such change and the additional premiums paid in the seven years following the material change. In general, this Policy will constitute a MEC unless:

(1) it was received in exchange for another life insurance policy which was not a MEC,

(2) no premium payments (other than the exchanged policy) are paid into the Policy during the first seven Policy years, and

(3) the death benefit on the new Policy is not less than the death benefit on the exchanged policy.

If the death benefit on the new policy is less than the death benefit on the exchanged policy, the new policy may become a MEC if (1) the exchanged policy was, at the time of the exchange, subject to the MEC rules, (2) premiums payments had been made to the old policy after it had become subject to the MEC rules, and (3) the exchanged policy was in a seven-pay test period at the time of exchange or, in the case of a Survivorship Policy, the Policy was issued (or deemed issued) after September 13, 1989.

In addition, even if the Policy initially is not a MEC, it may in certain circumstances become a MEC. These circumstances would include a later increase in benefits, any other material change of the Policy (within the meaning of the tax law), and a withdrawal or reduction in the death benefit during the first seven Policy years.


      Tax Treatment of Withdrawals, Loans, Assignments and Pledges under MECs. If the Policy is a MEC, withdrawals from the Policy will be treated first as withdrawals of income and then as a recovery of premium payments. Thus, withdrawals will be includible in income to the extent the Policy value exceeds the investment in the Policy. The amount of any loan (including unpaid interest thereon) under the Policy will be treated as a withdrawal from the Policy for tax purposes. In addition, if you assign or pledge any portion of the value of a Policy (or agree to assign or pledge any portion), such portion will be treated as a withdrawal from the Policy for tax purposes. Your investment in the Policy is increased by the amount includible in income with respect to such assignment, pledge, or loan, though it is not affected by any other aspect of the assignment, pledge, or loan (including its release or repayment). Before assigning, pledging, or requesting a loan under a Policy which is a MEC, you should consult a qualified tax adviser.


      MEC Penalty Tax. Generally, withdrawals (or the amount of any deemed withdrawals) from a MEC are subject to a penalty tax equal to 10% of the portion of the withdrawal that is includible in income, unless the withdrawals are made
(1) after you attain age 59 1/2, (2) because you have become disabled (as defined in the tax law), or (3) as substantially equal periodic payments over your life (or the joint lives or life expectancies of you and your beneficiary, as defined in the tax law).

      For further information regarding the tax treatment of Policies that are MECs, see "Tax Treatment of the Policy - Tax Treatment of Policy Benefits."

CHARGES AND DEDUCTIONS

We assess certain charges and deductions in connection with the Policy. These include:

      - charges assessed monthly for mortality and expense risks, cost of insurance and administration expenses,

      -     charges deducted from premiums paid, and

      - charges assessed on surrender, lapse or withdrawal of Net Cash Surrender Value.

These charges are summarized in the Table of Charges and Deductions. Unless you otherwise specify and we allow, the monthly deduction will be allocated among the Investment Accounts and the Fixed Account in the same proportion as the Policy Value in each bears to the Net Policy Value immediately prior to the deduction. However, the mortality and expense risk charge will only be allocated among the Investment Accounts.

In addition, there are charges deducted from each Portfolio of the Trust. These charges are summarized in the Table of Investment Management Fees and Expenses.

INVESTMENT OPTIONS AND INVESTMENT ADVISERS

You may allocate Net Premiums to the Fixed Account or to one or more of the sub-accounts of our Separate Account Three. Each of the sub-accounts invests in the shares of one of the Portfolios of the Trust.

The Trust receives investment advisory services from Manufacturers Securities Services, LLC ("MSS"). MSS is a registered investment adviser under the Investment Advisers Act of 1940.

The Trust also employs subadvisers. The Table of Investment Options and Investment Subadvisers shows the subadvisers that provide investment subadvisory services to the indicated Portfolios.


Allocating net premiums only to one or a small number of the investment options (other than the Lifestyle Trusts) should not be considered a balanced investment strategy. In particular, allocating net premiums to a small number of investment options that concentrate their investments in a particular business or market sector will increase the risk that the value of your Policy will be more volatile since these investment options may react similarly to business or market specific events. Examples of business or market sectors where this risk historically has been and may continue to be particularly high include: (a) technology related businesses, including internet related businesses, (b) small cap securities and (c) foreign securities. The Company does not provide advice regarding appropriate investment allocations. Please discuss this matter with your financial adviser.


INVESTMENT MANAGEMENT FEES AND EXPENSES

The Separate Account purchases shares of the Portfolios at net asset value. The net asset value of those shares reflects investment management fees and certain expenses of the Portfolios. The fees and expenses for each Portfolio for the Trust's last fiscal year are shown in the Table of Investment Management Fees and Expenses below. These fees and expenses are described in detail in the accompanying Trust prospectus to which reference should be made.

TABLE OF CHARGES AND DEDUCTIONS

Surrender Charge

The total amount of the surrender charge is determined by multiplying the amount withdrawn or surrendered in excess of the free withdrawal amount by the applicable surrender charge percentage shown in the following table.

            ----------------------------------
            POLICY YEAR    SURRENDER CHARGE
            ----------------------------------
                 1              10.00%
            ----------------------------------
                 2              9.00%
            ----------------------------------
                 3              8.00%
            ----------------------------------
                 4              7.00%
            ----------------------------------
                 5              6.00%
            ----------------------------------
                 6              5.00%
            ----------------------------------
                 7              4.00%
            ----------------------------------
                 8              3.00%
            ----------------------------------
                 9              1.50%
            ----------------------------------
                10+             0.00%
            ----------------------------------

If necessary, the Company will reduce the surrender charge deducted upon a partial withdrawal or a surrender of the Policy so that the sum of all premium loads, the administration charges and surrender charge deducted (including the surrender charge to be deducted upon such partial withdrawal or surrender) does not exceed 10% of aggregate payments made during the first Policy Year.


Monthly Deductions:       -   A premium load of 0.030% of Policy Value is
                              deducted monthly (equivalent to 0.360% annually) for the first 10 Policy Years. If additional premium payments are made, the 0.030% premium load for a particular premium payment is deducted from the Policy Value corresponding to the premium payment for 10 Policy Years following the premium payment. Approximately, 13% of the premium load is expected to cover acquisition and sales expenses, 20% federal taxes and 67% state taxes.

                           - An administration charge of $7.50 plus 0.010% monthly (equivalent to 0.12% annually).

                           - The cost of insurance charge.

                           - Any additional charges for supplementary benefits, if applicable.

                           - A mortality and expense risks charge. This charge is calculated as a percentage of the value of the Investment Accounts and is assessed against the Investment Accounts. The charge varies by Policy Year as follows:

                                                 Guaranteed Monthly     Guaranteed Annual
                               Policy Years        Mortality and          Mortality and
                                                Expense Risks Charge   Expense Risks Charge
                              -----------------------------------------------------------
                                   1-10                0.075%               0.900%
                                   10+                 0.025%               0.30%



                              All of the above charges, except the mortality and expense risks charge, are deducted from the Net Policy Value.

Loan Charges:                 A fixed loan interest rate of 6.00% annually.
                              Interest credited to amounts in the Loan Account is guaranteed not to be less than 4.00% at all times. The maximum loan amount is 90% of the Net
                              Cash Surrender Value.

Transfer Charge:              A charge of $25 per transfer for each transfer in
                              excess of 12 in a Policy Year.

TABLE OF INVESTMENT MANAGEMENT FEES AND EXPENSES

TRUST ANNUAL EXPENSES

(as a percentage of Trust average net assets for the fiscal year ended December 31, 2000)



                                                 OTHER EXPENSES
                               MANAGEMENT         (AFTER EXPENSE    TOTAL TRUST
TRUST PORTFOLIO                   FEES           REIMBURSEMENT)        ANNUAL
                                                                     EXPENSES
                                                                     (After
                                                                     Expense
                                                                   Reimbursement)
-------------------------------------------------------------------------------
Internet Technologies ......       1.150%           0.130%           1.280%(E)
Pacific Rim Emerging Markets       0.850%           0.180%           1.030%
 Telecommunications ........       1.100%           0.130%           1.230%(A)
Science & Technology .......       1.100%(f)        0.040%           1.140%
International Small Cap ....       1.100%           0.440%           1.540%
Health Sciences ............       1.100%(f)        0.130%           1.230%(A)
Aggressive Growth ..........       1.000%           0.070%           1.070%
Emerging Small Company .....       1.050%           0.050%           1.100%

Small Company Blend .........      1.050%           0.140%           1.190%
 Dynamic Growth .............      1.000%           0.070%           1.070%(E)
Mid Cap Growth ..............      1.000%           0.280%           1.280%(A)
Mid Cap Opportunities .......      1.000%           0.230%           1.230%(A)
Mid Cap Stock ...............      0.925%           0.075%           1.000%
 All Cap Growth .............      0.950%           0.050%           1.000%
 Financial Services .........      0.950%           0.090%           1.040%(A)
Overseas ....................      0.950%           0.200%           1.150%
International Stock .........      1.050%(f)        0.180%           1.230%
International Value .........      1.000%           0.180%           1.180%
 Capital Appreciation .......      0.900%           0.500%(H)        1.400%(H)
 Strategic Opportunities(I)..      0.850%           0.050%           0.900%
Quantitative Mid Cap ........      0.800%           0.070%           0.870%(A)
Global Equity ...............      0.900%           0.120%           1.020%
Strategic Growth ............      0.900%           0.120%           1.020%(A)
Growth ......................      0.850%           0.050%           0.900%
 Large Cap Growth ...........      0.875%           0.065%           0.940%
 All Cap Value ..............      0.950%           0.140%           1.090%(A)
 Capital Opportunities ......      0.900%           0.160%           1.060%(A)
Quantitative Equity .........      0.700%           0.050%           0.750%
Blue Chip Growth ............      0.875%(f)        0.035%           0.910%
Utilities ...................      0.900%           0.270%           1.170%(A)
Real Estate Securities ......      0.800%(A)        0.060%           0.860%
 Small Company Value ........      1.050%(f)        0.190%           1.240%
Mid Cap Value ...............      0.950%           0.160%           1.110%(A)
Value .......................      0.800%           0.060%           0.860%
Tactical Allocation .........      0.900%           0.430%           1.330%(E)
Fundamental Value ...........      0.950%           0.130%           1.080%(A)
Growth & Income .............      0.750%           0.040%           0.790%
U.S. Large Cap Value ........      0.875%           0.055%           0.930%
Equity-Income ...............      0.875%(f)        0.035%           0.910%
Income & Value ..............      0.800%           0.060%           0.860%
 Balanced ...................      0.704%(A)        0.060%           0.764%
High Yield ..................      0.775%           0.065%           0.840%
Strategic Bond ..............      0.775%           0.095%           0.870%
Global Bond .................      0.800%           0.200%           1.000%
Total Return ................      0.775%           0.065%           0.840%
Investment Quality Bond .....      0.650%           0.080%           0.730%
Diversified Bond ............      0.750%           0.060%           0.810%
U.S. Government Securities ..      0.650%           0.070%           0.720%
Money Market ................      0.500%           0.040%           0.540%
Small Cap Index .............      0.525%           0.075%(G)        0.600%(E)
International Index .........      0.550%           0.050%(G)        0.600%(E)
Mid Cap Index ...............      0.525%           0.075%(G)        0.600%(E)
Total Stock Market Index ....      0.525%           0.075%(G)        0.600%(E)
500 Index ...................      0.525%           0.025%(G)        0.550%(E)
Lifestyle Aggressive 1000(D).      0.070%           1.050%(B)        1.120%(C)
Lifestyle Growth 820(D)......      0.055%           0.980%(B)        1.035%(C)
Lifestyle Balanced 640(D)....      0.055%           0.890%(B)        0.945%(C)
Lifestyle Moderate 460(D) ...      0.064%           0.820%(B)        0.884%(C)
Lifestyle Conservative 280(D)      0.075%           0.780%(B)        0.855%(C)


-----

(A)  Based on estimates to be made during the current fiscal year.

(B)  Reflects expenses of the Underlying Portfolios.

(C) The investment adviser to the Trust, Manufacturers Securities Services, LLC ("MSS" or the "Adviser") has voluntarily agreed to pay certain expenses of each Lifestyle Trust (excluding the expenses of the Underlying Portfolios) as follows:

  If total expenses of a Lifestyle Trust (absent reimbursement) exceed 0.075%, the Adviser will reduce the advisory fee or reimburse expenses of that Lifestyle Trust by an amount such that total expenses of the Lifestyle Trust equal 0.075%. If the total expenses of the Lifestyle Trust (absent reimbursement) are equal to or less than 0.075%, then no expenses will be reimbursed by the Adviser. (For purposes of the expense reimbursement, total expenses of a Lifestyle Trust includes the advisory fee but excludes (a) the expenses of the Underlying Portfolios, (b) taxes, (c) portfolio brokerage, (d) interest, (e) litigation and (f) indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Trust's business.)


  This voluntary expense reimbursement may be terminated at any time. If such expense reimbursement was not in effect, Total Trust Annual Expenses would be higher (based on current advisory fees and the Other Expenses of the Lifestyle Trusts for the fiscal year ended December 31, 2000) as noted in the chart below:



                               MANAGEMENT   OTHER      TOTAL TRUST
   Trust Portfolio                Fees     Expenses   Annual Expenses
   Lifestyle Aggressive 1000     0.070%     1.075%       1.145%
   Lifestyle Growth 820.         0.055%     0.990%       1.045%
   Lifestyle Balanced 640        0.055%     0.900%       0.955%
   Lifestyle Moderate 460        0.064%     0.845%       0.909%
   Lifestyle Conservative 280    0.075%     0.812%       0.887%


(D) Each Lifestyle Trust will invest in shares of the Underlying Portfolios. Therefore, each Lifestyle Trust will bear its pro rata share of the fees and expenses incurred by the Underlying Portfolios in which it invests, and the investment return of each Lifestyle Trust will be net of the Underlying Portfolio expenses. Each Lifestyle Portfolio must bear its own expenses. However, the Adviser is currently paying certain of these expenses as described in footnote ( C ) above.

(E) Annualized - For the period May 1, 2000 (commencement of operations) to December 31, 2000.



(F) Effective June 1, 2000, the Adviser voluntarily agreed to waive a portion of its advisory fee for the Science & Technology Trust, Health Sciences Trust, Small Company Value Trust, the Blue Chip Growth Trust and the Equity-Income Trust. The fee reduction is based on the combined asset level of all five portfolios and the International Stock Trust. Once the combined assets exceed specified amounts, the fee reduction is increased. The percentage fee reduction for each asset level is as follows:



            Combined Asset Levels                                        Fee Reduction
                                                             (As a  Percentage  of the Advisory Fee)
            ---------------------                            --------------------------------------
            First $750 million                                               0.0%
            Between $750 million and $1.5 billion                            2.5%
            Between $1.5 billion and $3.0 billion                            3.75%
            Over $3.0 billion                                                5.0%



  The fee reductions are applied to the advisory fees of each of the five portfolios. This voluntary fee waiver may be terminated at any time by the adviser. As of February 28, 2001, the combined asset level for all four portfolios was approximately $4.469 billion resulting in a fee reduction of 3.065%. There is no guarantee that the combined asset level will remain at this amount. If the combined asset level were to decrease to a lower breakpoint, the fee reduction would decrease as well.



(G) MSS has voluntarily agreed to pay expenses of each Index Trust (excluding the advisory fee) that exceed the following amounts: 0.050% in the case of the International Index Trust and 500 Index Trust and 0.075% in the case of the Small Cap Index Trust, the Mid Cap Index Trust and Total Stock Market Index Trust. If such expense reimbursement were not in effect, it is estimated that "Other Expenses" and "Total Trust Annual Expenses" would be 0.097% and 0.650%, respectively, for the International Index Trust, 0.125% and 0.650%, respectively, for the Small Cap Index Trust, and 0.164% and 0.690%, respectively, for the Mid Cap Index Trust and 0.090% and 0.620%, respectively, for the Total Stock Market Index Trust. It is estimated that the expense reimbursement will not be effective during the year end December 31, 2001 for the 500 Index Trust. The expense reimbursement may be terminated at any time by MSS.



(H) Annualized - For period November 1, 2000 (commencement of operations) to December 31, 2000. For all portfolios except the Lifestyle Trusts, the Adviser reduces its advisory fee or reimburses the portfolio if the total of all expenses (excluding advisory fees, taxes, portfolio brokerage commissions, interest, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the portfolio's business) exceed certain annual rates. In the case of the Capital Appreciation Trust, the Adviser reimbursed the portfolio for certain expenses for the year ended December 31, 2000. If such expense reimbursement were not in effect, it is estimated that "Other Expenses" and "Total Trust Annual Expenses" would be 0.700% and 1.600%, respectively. These voluntary expense reimbursements may be terminated at any time.



(I) Formerly, Mid Cap Blend.


TABLE OF INVESTMENT OPTIONS AND INVESTMENT SUBADVISERS

The Trust currently has twenty-five subadvisers who manage all of the portfolios, one of which subadvisers is Manufacturers Adviser Corporation ("MAC"). Both MSS and MAC are affiliates of ours.



      SUBADVISER                                  PORTFOLIO
      A I M Capital Management, Inc.              All Cap Growth Trust
                                                  Aggressive Growth Trust

      Capital Guardian Trust Company              Small Company Blend Trust
                                                  U.S. Large Cap Value Trust
                                                  Income & Value Trust
                                                  Diversified Bond Trust

      Cohen & Steers Capital Management, Inc.     Real Estate Securities Trust

      Davis Select Advisers, L.P.                 Financial Services Trust
                                                  Fundamental Value Trust

      The Dreyfus Corporation                     All Cap Value Trust

      Fidelity Management & Research Company      Strategic Opportunities Trust(A)
                                                  Large Cap Growth Trust
                                                  Overseas Trust

      Founders Asset Management LLC               International Small Cap Trust
                                                  Balanced Trust(C)

      Franklin Advisers, Inc.                     Emerging Small Company
      Trust

      INVESCO Funds Group, Inc.                   Telecommunications Trust
                                                  Mid Cap Growth Trust

      Janus Capital Corporation                   Dynamic Growth Trust

      Jennison Associates LLC                     Capital Appreciation Trust

      Lord, Abbett & Co.                          Mid Cap Value Trust

      Manufacturers Adviser Corporation           Pacific Rim Emerging Markets Trust
                                                  Quantitative Equity Trust
                                                  Quantitative Mid Cap Trust
                                                  Money Market Trust
                                                  Index Trusts
                                                  Lifestyle Trusts(B)
                                                  Balanced Trust(C)

      Massachusetts Financial Services Company    Strategic Growth Trust
                                                  Capital Opportunities Trust
                                                  Utilities Trust

      Miller Anderson & Sherrerd, LLP             Value Trust
                                                  High Yield Trust

      Brinson Advisors, Inc.                      Tactical Allocation Trust
      (formerly, Mitchell Hutchins Asset
      Management  Inc.)

      Munder Capital Management                   Internet Technologies Trust

      Pacific Investment Management Company       Global Bond Trust
                                                  Total Return Trust


      Putnam Investment Management, L.L.C.        Mid Cap Opportunities Trust
                                                  Global Equity Trust

      Salomon Brothers Asset Management Inc       U.S. Government Securities Trust
                                                  Strategic Bond Trust

      SSgA Funds Management, Inc.                 Growth Trust
                                                  Lifestyle Trusts(B)

      T. Rowe Price Associates, Inc.              Science & Technology Trust
                                                  Small Company Value Trust
                                                  Health Sciences Trust
                                                  Blue Chip Growth Trust
                                                  Equity-Income Trust

      T. Rowe Price International, Inc.           International Stock Trust

      Templeton Investment Counsel, Inc.          International Value Trust

      Wellington Management Company, LLP          Growth & Income Trust
                                                  Investment Quality Bond Trust
                                                  Mid Cap Stock Trust


      -----------------

(A)  Formerly , the Mid Cap Blend Trust.



(B) SSgA Funds Management, Inc. provides subadvisory consulting services to Manufacturers Adviser Corporation regarding management of the Lifestyle Trusts.



(C) A shareholders meeting has been scheduled for May 4, 2001 to approve Manufacturers Adviser Corporation as the new subadviser to the Balanced Trust. If this change is approved by shareholders, it will be effective immediately.


GENERAL INFORMATION ABOUT MANUFACTURERS LIFE OF AMERICA, THE SEPARATE ACCOUNT AND THE TRUST

MANUFACTURERS LIFE OF AMERICA

We are a stock life insurance company organized under the laws of Pennsylvania on April 11, 1977 and redomesticated under the laws of Michigan on December 9, 1992. We are a licensed life insurance company in the District of Columbia and all states of the United States except New York. Our ultimate parent is Manulife Financial Corporation ("MFC"), a publicly traded company, based in Toronto, Canada. MFC is the holding company of The Manufacturers Life Insurance Company ("Manufacturers Life") and its subsidiaries, collectively known as Manulife Financial. Manufacturers Life is one of the largest life insurance companies in North America and ranks among the 60 largest life insurers in the world as measured by assets. However, neither Manufacturers Life nor any of its affiliated companies guarantees the investment performance of the Separate Account.

RATINGS

Manufacturers Life and the Company have received the following ratings from independent rating agencies:


Standard and Poor's Insurance Ratings Service:       AA+     (for financial strength)
A.M. Best Company:                                    A++    (for financial strength)
 Fitch.:                                            AAA      (for financial strength)
Moody's Investors Service, Inc.:                     Aa2     (for financial strength)

These ratings, which are current as of the date of this prospectus and are subject to change, are assigned to the Company as a measure of the Company's ability to honor the death benefit and lapse protection benefit but not specifically to its products, the performance (return) of these products, the value of any investment in these products upon withdrawal or to individual securities held in any portfolio.

THE SEPARATE ACCOUNT


Manufacturers Life of America established its Separate Account Three on August 22, 1986 as a separate account under Pennsylvania Law. Since December 9, 1992, it has been operated under Michigan Law. The Separate Account holds assets that are segregated from all of the Company's other assets. The Separate Account is currently used only to support variable life insurance policies.


ASSETS OF THE SEPARATE ACCOUNT

The Company is the legal owner of the assets in the Separate Account. The income, gains, and losses of the Separate Account, whether or not realized, are, in accordance with applicable contracts, credited to or charged against the Account without regard to the other income, gains, or losses of the Company. The Company will at all times maintain assets in the Separate Account with a total market value at least equal to the reserves and other liabilities relating to variable benefits under all policies participating in the Separate Account. These assets may not be charged with liabilities which arise from any other business the Company conducts. However, all obligations under the variable life insurance policies are general corporate obligations of the Company.

REGISTRATION

The Separate Account is registered with the SEC under the Investment Company Act of 1940, as amended (the "1940 Act") as a unit investment trust. A unit investment trust is a type of investment company which invests its assets in specified securities, such as the shares of one or more investment companies, rather than in a portfolio of unspecified securities. Registration under the 1940 Act does not involve any supervision by the SEC. of the management or investment policies or practices of the Separate Account. For state law purposes the Separate Account is treated as a part or division of the Company.

THE TRUST

Each sub-account of the Separate Account will purchase shares only of a particular Portfolio. The Trust is registered under the 1940 Act as an open-end management investment company. The Separate Account will purchase and redeem shares of the Portfolios at net asset value. Shares will be redeemed to the extent necessary for the Company to provide benefits under the Policies, to transfer assets from one sub-account to another or to the general account as requested by policyowners, and for other purposes not inconsistent with the Policies. Any dividend or capital gain distribution received from a Portfolio with respect to the Policies will be reinvested immediately at net asset value in shares of that Portfolio and retained as assets of the corresponding sub-account.

The Trust shares are issued to fund benefits under both variable annuity policies and variable life insurance policies issued by the Company or life insurance companies affiliated with the Company. The Company may also purchase shares through its general account for certain limited purposes including initial portfolio seed money. For a description of the procedures for handling potential conflicts of interest arising from the funding of such benefits see the accompanying Trust prospectus.

INVESTMENT OBJECTIVES OF THE PORTFOLIOS

The investment objectives and certain policies of the Portfolios currently available to policyowners through corresponding sub-accounts are set forth below. There is, of course, no assurance that these objectives will be met. A full description of the Trust, its investment objectives, policies and restrictions, the risks associated therewith, its expenses, and other aspects of its operation is contained in the accompanying Trust prospectus, which should be read together with this prospectus.

ELIGIBLE PORTFOLIOS

The Portfolios of the Trust available under the Policies are as follows:


      The INTERNET TECHNOLOGIES TRUST seeks long-term capital appreciation by investing the portfolio's assets primarily in companies engaged in Internet-related business (such businesses also include Intranet-related businesses).


      The PACIFIC RIM EMERGING MARKETS TRUST seeks long-term growth of capital by investing in a diversified portfolio that is comprised primarily of common stocks and equity-related securities of corporations domiciled in countries in the Pacific Rim region.

The TELECOMMUNICATIONS TRUST seeks capital appreciation (with earning income as a secondary objective) by investing, under normal market conditions, primarily in equity securities of companies engaged in the telecommunications sector, that is, in the design, development, manufacture, distribution or sale of communications services and equipment and companies that are involved in supplying equipment or services to such companies.



The SCIENCE & TECHNOLOGY TRUST seeks long-term growth of capital by investing at least 65% of the portfolio's total assets in common stocks of companies expected to benefit from the development, advancement, and use of science and technology. Current income is incidental to the portfolio's objective.


The INTERNATIONAL SMALL CAP TRUST seeks capital appreciation by investing primarily in securities issued by foreign companies which have total market capitalization or annual revenues of $1 billion or less. These securities may represent companies in both established and emerging economies throughout the world.


The HEALTH SCIENCES TRUST seeks long-term capital appreciation by investing, under normal market conditions, at least 65% of the portfolio's total assets in common stocks of companies engaged in the research, development, production, or distribution of products or services related to health care, medicine, or the life sciences (collectively termed "health sciences").


The AGGRESSIVE GROWTH TRUST seeks long-term capital appreciation by investing the portfolio's asset principally in common stocks, convertible bonds, convertible preferred stocks and warrants of companies which in the opinion of the subadviser are expected to achieve earnings growth over time at a rate in excess of 15% per year. Many of these companies are in the small and medium-sized category.

The EMERGING SMALL COMPANY TRUST seeks long-term growth of capital by investing, under normal market conditions, at least 65% of the portfolio's total assets in common stock equity securities of companies with market capitalizations that approximately match the range of capitalization of the Russell 2000 Index ("small cap stocks") at the time of purchase.

The SMALL COMPANY BLEND TRUST seeks long-term growth of capital and income by investing the portfolio's assets, under normal market conditions, primarily in equity and equity-related securities of companies with market capitalizations that approximately match the range of capitalization of the Russell 2000 Index at the time of purchase.

The DYNAMIC GROWTH TRUST seeks long-term growth of capital by investing the portfolio's assets primarily in equity securities selected for their growth potential. Normally at least 50% of its equity assets are invested in medium-sized companies.


The MID CAP GROWTH TRUST seeks capital appreciation by investing primarily in common stocks of mid-sized companies - those with market capitalizations between $2 billion and $15 billion at the time of purchase.



The MID CAP OPPORTUNITIES TRUST seeks capital appreciation by investing, under normal market conditions, primarily in common stocks and other equity securities of U.S. companies, with a focus on growth stocks of mid size companies.


The MID CAP STOCK TRUST seeks long-term growth of capital by investing primarily in equity securities with significant capital appreciation potential, with emphasis on medium-sized companies.


The ALL CAP GROWTH TRUST seeks long-term capital appreciation by investing the portfolio's asset,s under normal market conditions, principally in common stocks of companies that are likely to benefit from new or innovative products, services or processes, as well as those that have experienced above average, long-term growth in earnings and have excellent prospects for future growth.



The FINANCIAL SERVICES TRUST seeks growth of capital by investing primarily in common stocks of financial companies. During normal market conditions, at least 65% of the portfolio's assets are invested in companies that are principally engaged in financial services. A company is "principally engaged" in financial services if it owns financial services-related assets constituting at least 50% of the value of its total assets, or if at least 50% of its revenues are derived from its provision of financial services.

The OVERSEAS TRUST seeks growth of capital by investing, under normal market conditions, at least 65% of the portfolio's assets in foreign securities (including American Depositary Receipts (ADRs) and European Depositary Receipts
(EDRs)). The portfolio expects to invest primarily in equity securities.

The INTERNATIONAL STOCK TRUST seeks long-term growth of capital by investing primarily in common stocks of established, non-U.S. companies.

The INTERNATIONAL VALUE TRUST seeks long-term growth of capital by investing, under normal market conditions, primarily in equity securities of companies located outside the U.S., including emerging markets.


The CAPITAL APPRECIATION TRUST seeks long-term capital growth by investing at least 65% of its total assets in equity-related securities of companies that exceed $1 billion in market capitalization and that the subadviser believes have above-average growth prospectus. These companies are generally medium-to-large capitalization companies.



The STRATEGIC OPPORTUNITIES TRUST (formerly, Mid Cap Blend Trust) seeks growth of capital by investing primarily in common stocks of U.S. issuers and securities convertible into or carrying the right to buy common stocks.



The QUANTITATIVE MID CAP TRUST seeks long-term growth of capital by investing, under normal market conditions, at least 65% of the portfolio's total assets in U.S. mid-cap stocks, convertible preferred stocks, convertible bonds and warrants.



The GLOBAL EQUITY TRUST seeks long-term capital appreciation by investing , under normal market conditions, at least 65% of the portfolio's total assets in equity securities of companies in at least three different countries, including the U.S. The portfolio may invest in companies of any size but emphasizes mid- and large-capitalization companies that the subadviser believes are undervalued.



The STRATEGIC GROWTH TRUST seeks capital appreciation by investing, under normal market conditions, at least 65% of the portfolio's total assets in common stocks and related securities (such as preferred stocks, bonds, warrants or rights convertible into stock and depositary receipts for these securities) of companies which the subadviser believes offer superior prospects for growth.


The GROWTH TRUST seeks long-term growth of capital by investing primarily in large capitalization growth securities (market capitalizations of approximately $1 billion or greater).

The LARGE CAP GROWTH TRUST seeks long-term growth of capital by investing, under normal market conditions, at least 65% of the portfolio's assets in equity securities of companies with large market capitalizations.


The ALL CAP VALUE TRUST seeks capital appreciation by investing, under normal market conditions, at least 65% of the portfolio's total assets in the stocks of value companies of any size.



The CAPITAL OPPORTUNITIES TRUST seeks capital appreciation by investing, under normal market conditions, at least 65% of the portfolio's total assets in common stocks and related securities, such as preferred stock, convertible securities and depositary receipts. The portfolio focuses on companies which the subadviser believes have favorable growth prospects and attractive valuations based on current and expected earnings or cash flow.


The QUANTITATIVE EQUITY TRUST seeks to achieve intermediate and long-term growth through capital appreciation and current income by investing in common stocks and other equity securities of well established companies with promising prospects for providing an above average rate of return.

The BLUE CHIP GROWTH TRUST seeks to achieve long-term growth of capital (current income is a secondary objective) by investing at least 65% of the portfolio's total assets in the common stocks of large and medium-sized blue chip companies. Many of the stocks in the portfolio are expected to pay dividends.


The UTILITIES TRUST seeks capital growth and current income (income above that available from a portfolio invested entirely in equity securities) by investing, under normal market conditions, at least 65% of the portfolio's total assets in equity and debt securities of domestic and foreign companies in the utilities industry.

The REAL ESTATE SECURITIES TRUST seeks to achieve a combination of long-term capital appreciation and current income by investing , under normal market conditions, substantially (at least 65% of total assets) in equity securities of real estate companies, such as real estate investment trusts ("REITs").



The SMALL COMPANY VALUE TRUST seeks long-term growth of capital by investing, under normal market conditions, primarily in small companies whose common stocks are believed to be undervalued. Normally, the portfolio will invest at least 65% of its total assets in companies with a market capitalization that do not exceed the maximum market capitalization of any security in the Russell 2000 Index at the time of purchase.



The MID CAP VALUE TRUST seeks capital appreciation by investing, under normal market conditions, at least 65% of the portfolios total assets in equity securities which the subadviser believes to be undervalued in the marketplace. Normally, at least 65% of the portfolio's total assets will consist of investments in mid-sized companies, with market capitalizations of roughly $500 million to $10 billion.


The VALUE TRUST seeks to realize an above-average total return over a market cycle of three to five years, consistent with reasonable risk, by investing primarily in common and preferred stocks, convertible securities, rights and warrants to purchase common stocks, ADRs and other equity securities of companies with equity capitalizations usually greater than $300 million.

The TACTICAL ALLOCATION TRUST seeks total return, consisting of long-term capital appreciation and current income, by allocating the portfolio's assets between (i) a stock portion that is designed to track the performance of the S&P 500 Composite Stock Price Index, and (ii) a fixed income portion that consists of either five-year U.S. Treasury notes or U.S. Treasury bills with remaining maturities of 30 days.


The FUNDAMENTAL VALUE TRUST seeks growth of capital by investing, under normal market conditions, primarily in common stocks of U.S. companies with market capitalizations of at least $5 billion that the subadviser believes are undervalued. The portfolio may also invest in U.S. companies with smaller capitalizations.


The GROWTH & INCOME TRUST seeks long-term growth of capital and income, consistent with prudent investment risk, by investing primarily in a diversified portfolio of common stocks of U.S. issuers which the subadviser believes are of high quality.

The U.S. LARGE CAP VALUE TRUST seeks long-term growth of capital and income by investing the portfolio's assets, under normal market conditions, primarily in equity and equity-related securities of companies with market capitalization greater than $500 million.

The EQUITY-INCOME TRUST seeks to provide substantial dividend income and also long-term capital appreciation by investing primarily in dividend-paying common stocks, particularly of established companies with favorable prospects for both increasing dividends and capital appreciation.

The INCOME & VALUE TRUST seeks the balanced accomplishment of (a) conservation of principal and (b) long-term growth of capital and income by investing the portfolio's assets in both equity and fixed-income securities. The subadviser has full discretion to determine the allocation between equity and fixed income securities.


The BALANCED TRUST seeks current income and capital appreciation by investing the portfolio's assets in a balanced portfolio of (i) equity securities and (ii) fixed income securities.


The HIGH YIELD TRUST seeks to realize an above-average total return over a market cycle of three to five years, consistent with reasonable risk, by investing primarily in high yield debt securities, including corporate bonds and other fixed-income securities.

The STRATEGIC BOND TRUST seeks a high level of total return consistent with preservation of capital by giving its subadviser broad discretion to deploy the portfolio's assets among certain segments of the fixed income market as the subadviser believes will best contribute to achievement of the portfolio's investment objective.

The GLOBAL BOND TRUST seeks to realize maximum total return, consistent with preservation of capital and prudent investment management by investing the portfolio's asset primarily in fixed income securities denominated in major foreign currencies, baskets of foreign currencies (such as the ECU), and the U.S. dollar.

The TOTAL RETURN TRUST seeks to realize maximum total return, consistent with preservation of capital and prudent investment management by investing, under normal market conditions, at least 65% of the portfolio's assets in a diversified portfolio of fixed income securities of varying maturities. The average portfolio duration will normally vary within a three- to six-year time frame based on the subadviser's forecast for interest rates.

The INVESTMENT QUALITY BOND TRUST seeks a high level of current income consistent with the maintenance of principal and liquidity, by investing primarily in a diversified portfolio of investment grade corporate bonds and U.S. Government bonds with intermediate to longer term maturities. The portfolio may also invest up to 20% of its assets in non-investment grade fixed income securities.

The DIVERSIFIED BOND TRUST seeks high total return consistent with the conservation of capital by investing at least 75% of the portfolio's assets in fixed income securities.

The U.S. GOVERNMENT SECURITIES TRUST seeks a high level of current income consistent with preservation of capital and maintenance of liquidity, by investing in debt obligations and mortgage-backed securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and derivative securities such as collateralized mortgage obligations backed by such securities.

The MONEY MARKET TRUST seeks maximum current income consistent with preservation of principal and liquidity by investing in high quality money market instruments with maturities of 397 days or less issued primarily by U. S. entities.

The SMALL CAP INDEX TRUST seeks to approximate the aggregate total return of a small cap U.S. domestic equity market index by attempting to track the performance of the Russell 2000 Index.*

The INTERNATIONAL INDEX TRUST seeks to approximate the aggregate total return of a foreign equity market index by attempting to track the performance of the Morgan Stanley European Australian Far East Free Index (the "MSCI EAFE Index").*

The MID CAP INDEX TRUST seeks to approximate the aggregate total return of a mid cap U.S. domestic equity market index by attempting to track the performance of the S&P Mid Cap 400 Index.*

The TOTAL STOCK MARKET INDEX seeks to approximate the aggregate total return of a broad U.S. domestic equity market index by attempting to track the performance of the Wilshire 5000 Equity Index.*

The 500 INDEX TRUST seeks to approximate the aggregate total return of a broad U.S. domestic equity market index by attempting to track the performance of the S&P 500 Composite Stock Price Index.*

The LIFESTYLE AGGRESSIVE 1000 TRUST seeks to provide long-term growth of capital (current income is not a consideration) by investing 100% of the Lifestyle Trust's assets in other portfolios of the Trust ("Underlying Portfolios") which invest primarily in equity securities.

The LIFESTYLE GROWTH 820 TRUST seeks to provide long-term growth of capital with consideration also given to current income by investing approximately 20% of the Lifestyle Trust's assets in Underlying Portfolios which invest primarily in fixed income securities and approximately 80% of its assets in Underlying Portfolios which invest primarily in equity securities.

The LIFESTYLE BALANCED 640 TRUST seeks to provide a balance between a high level of current income and growth of capital with a greater emphasis given to capital growth by investing approximately 40% of the Lifestyle Trust's assets in Underlying Portfolios which invest primarily in fixed income securities and approximately 60% of its assets in Underlying Portfolios which invest primarily in equity securities.

The LIFESTYLE MODERATE 460 TRUST seeks to provide a balance between a high level of current income and growth of capital with a greater emphasis given to current income by investing approximately 60% of the Lifestyle Trust's assets in Underlying Portfolios which invest primarily in fixed income securities and approximately 40% of its assets in Underlying Portfolios which invest primarily in equity securities.

The LIFESTYLE CONSERVATIVE 280 TRUST seeks to provide a high level of current income with some consideration also given to growth of capital by investing approximately 80% of the Lifestyle Trust's assets in Underlying Portfolios which invest primarily in fixed income securities and approximately 20% of its assets in Underlying Portfolios which invest primarily in equity securities.

*"Standard & Poor's(R)," "S&P 500(R)," "Standard and Poor's 500(R)" and "Standard and Poor's 400(R)" are trademarks of The McGraw-Hill Companies, Inc. "Russell 2000(R)" is a trademark of Frank Russell Company. "Wilshire 5000(R)" is a trademark of Wilshire Associates. "Morgan Stanley European Australian Far East Free" and "EAFE(R)" are trademarks of Morgan Stanley & Co. Incorporated. None of the Index Trusts are sponsored, endorsed, managed, advised, sold or promoted by any of these companies, and none of these companies make any representation regarding the advisability of investing in the Trust.

ISSUING A POLICY

REQUIREMENTS

To purchase a Policy, an applicant must submit a completed application. A Policy will not be issued until the underwriting process has been completed to the Company's satisfaction.

Policies may be issued on a basis which does not distinguish between the insured's sex, with prior approval from the Company. A Policy will generally be issued only on the lives of insureds from ages 20 through 90.

Under current underwriting rules, which are subject to change, proposed insureds are eligible for simplified underwriting without a medical examination if (a) their application responses and initial payment meet simplified underwriting standards and (b) the initial premium is 100% of the Guideline Single Premium. Customary underwriting standards will apply to all other proposed insureds. The maximum initial premium currently permitted on a simplified underwriting basis varies with the issue age of the insured according to the following table. Simplified underwriting is not available for additional premium payments.

                        AGE*          SIMPLIFIED UNDERWRITING
                                      MAXIMUM INITIAL PAYMENT
                        20-29                 $30,000
                        30-39                 $60,000
                        40-49                $100,000
                        50-74                $150,000
                        75-90                $100,000

*    In the case of a Survivorship Policy, the youngest of the Life Insured.

Each Policy has a Policy Date, an Effective Date and an Issue Date (See "Definitions" in Appendix A).

The Policy Date is the date from which the first monthly deductions are calculated and from which Policy Years, Policy Months and Policy Anniversaries are determined. The Effective Date is the date the Company becomes obligated under the Policy and when the first monthly deductions are deducted from the Policy Value. The Issue Date is the date from which Suicide and Incontestability are measured.

If an application accepted by the Company is not accompanied by a check for the initial premium and no request to backdate the Policy has been made:


(i) the Policy Date and the Effective Date will be the date the Company receives the check at its service office, and

(ii)  the Issue Date will be the date the Company issues the Policy.

The initial premium must be received within 60 days after the Issue Date, and the policyowner must be in good health on the date the initial premium is received. If the premium is not paid or if the application is rejected, the Policy will be canceled and any partial premiums paid will be returned to the applicant.

MINIMUM INITIAL FACE AMOUNT

The Company will generally issue a Policy only if it has a Face Amount that corresponds to an initial premium of at least $25,000.

BACKDATING A POLICY

Under limited circumstances, the Company may backdate a Policy, upon request, by assigning a Policy Date earlier than the date the application is signed. However, in no event will a Policy be backdated earlier than the earliest date allowed by state law, which is generally three months to one year prior to the date of application for the Policy. Monthly deductions will be made for the period the Policy Date is backdated.

As of the Effective Date, the premiums paid plus interest credited, net of the premium charge (if any), will be allocated among the Investment Accounts and/or Fixed Account in accordance with the policyowner's instructions unless such amount is first allocated to the Money Market portfolio for the duration of the Right to Examine period.

TEMPORARY INSURANCE AGREEMENT

In accordance with the Company's underwriting practices, temporary insurance coverage may be provided under the terms of a Temporary Insurance Agreement. Generally, temporary life insurance may not exceed $1,000,000 and may not be in effect for more than 90 days. This temporary insurance coverage will be issued on a conditional receipt basis, which means that any benefits under such temporary coverage will only be paid if the Life Insured meets the Company's usual and customary underwriting standards for the coverage applied for.

The acceptance of an application is subject to the Company's underwriting rules, and the Company reserves the right to request additional information or to reject an application for any reason.

Persons failing to meet standard underwriting classification may be eligible for a Policy with an additional risk rating assigned to it.

RIGHT TO EXAMINE THE POLICY

A Policy may be returned for a refund within 10 days after you received it. Some states provide a longer period of time to exercise this right. The Policy will indicate if a longer time period applies. The Policy can be mailed or delivered to the Company's agent who sold it or to the Service Office. Immediately on such delivery or mailing, the Policy shall be deemed void from the beginning. Within seven days after receipt of the returned Policy at its Service Office, the Company will refund to the policyholder an amount equal to either:

      (1)   the amount of all premiums paid or

      (2)

            (a) the difference between payments made and amounts allocated to the Separate Account and the Fixed Account; plus

            (b) the value of the amount allocated to the Separate Account and the Fixed Account as of the date the returned Policy is received by the Company; minus

            (c)   any partial withdrawals made and policy loans taken.

Whether the amount described in (1) or (2) is refunded depends on the requirements of the applicable state.

If a policyowner requests an increase in face amount, he or she will have the same rights as described above to cancel the increase. If canceled, the Policy Value and the surrender charges will be recalculated to the amounts they would have been had the increase not taken place. A policyowner may request a refund of all or any portion of premiums paid during the right to examine period, and the Policy Value and the surrender charges will be recalculated to the amounts they would have been had the premiums not been paid.

The Company reserves the right to delay the refund of any premium paid by check until the check has cleared.

LIFE INSURANCE QUALIFICATION

A Policy must qualify as a life insurance policy for purposes of Section 7702 of the Code by satisfying the Guideline Premium Test.

GUIDELINE PREMIUM TEST

The Guideline Premium Test restricts the maximum premiums that may be paid into a life insurance policy for a given death benefit. The policy's death benefit must also be at least equal to the Minimum Death Benefit (described below).

Changes to the Policy may affect the maximum amount of premiums, such as:

      -     Change in Risk Classification

      -     Partial Withdrawals

      -     Addition or deletion of supplementary benefits

Any of the above changes could cause the total premiums paid to exceed the new maximum limit. In this situation, the Company may refund any excess premiums paid. In addition, these changes could reduce the future premium limitations.

The Guideline Premium Test requires a life insurance policy to meet minimum ratios of life insurance coverage to policy value. This is achieved by ensuring that the death benefit is at all times at least equal to the Minimum Death Benefit (as described below under "Death Benefit").


DEATH BENEFITS

If the Policy is in force at the time of the death of the Life Insured, the Company will pay an insurance benefit on receiving due proof of death. For a Survivorship Policy, due proof of death must be provided for each of the Life Insured although the insurance benefit is payable on the death of the last to die of the Life Insured. If the Life Insured should die after the Company's receipt of a request for surrender, no insurance benefit will be payable, and the Company will pay only the Net Cash Surrender Value.

The amount payable will be the death benefit, plus any amounts payable under any supplementary benefits added to the Policy, less the Policy Debt and less any outstanding monthly deductions due. The insurance benefit will be paid in one lump sum unless another form of settlement option is agreed to by the beneficiary and the Company. If the insurance benefit is paid in one sum, the Company will pay interest from the date of death to the date of payment.

DEATH BENEFIT

The death benefit is the Face Amount of the Policy at the date of death (less any Policy Debt and outstanding Monthly Deductions due) or, if greater, the Minimum Death Benefit (less any Policy Debt and outstanding Monthly Deductions due). However, if the Maturity Advantage Option is elected and the policyowner elects not to transfer his Investment Account Value to the Fixed Account on the Maturity Date, then the Death Benefit will be equal to the Policy Value at the date of the Life Insured's death.

MINIMUM DEATH BENEFIT

The Minimum Death Benefit on any date is defined as the Policy Value on that date times the applicable Minimum Death Benefit Percentage for the Attained Age of the Life Insured in the case of a Single Life Policy (or the youngest of the Life Insured in the case of a Survivorship Policy). The Minimum Death Benefit Percentages are set forth in the Policy.

Therefore, the death benefit will always be at least equal to the Face Amount of the Policy. However, if there is a sufficient increase in Policy Value such that the Policy Value times the applicable Minimum Death Benefit Percentage is greater than the Face Amount, the death benefit will be greater than the Face Amount.

LAPSE PROTECTION BENEFIT

The Lapse Protection Benefit protects the Policy from going into default. As long as this benefit is in force and any outstanding Policy Debt is less than the Cash Surrender Value, the Policy will not go into default.

The Lapse Protection Benefit applies to a Policy only if the initial premium paid is 100% of the Guideline Single Premium for the Face Amount of the Policy. As a result, if you pay less than 100% of the Guideline Single Premium, then you may be required to pay additional premiums in the future in order to prevent your Policy from lapsing.

Except as noted below, the Lapse Protection Benefit terminates on the Maturity Date of the Policy unless the Maturity Advantage Option has been elected and the policyowner's existing Investment Account Value is transferred to the Fixed Account on the Maturity Date.

In the State of Florida, the Lapse Protection Benefit is in effect for the following time periods which vary depending on the Age of the Life Insured at issuance of the Policy.

            Age of Life Insured                      Lapse Protection Period
         At Issuance of the Policy                          (In Years)
         -------------------------                   -----------------------
                   20-50                                        20

                   51-55                                        19

                   56-60                                        18

                   61-65                                        16

                   66-70                                        13

                   71-75                                        10

               76 and above                                     0


In the case of a Survivorship Policy, the Lapse Protection Period will be determined based on the older Life Insured's age at issuance of the Policy.


A Policy will not lapse as long as the requirements of the Lapse Protection Benefit are satisfied. However, since the Lapse Protection Benefit allows a Policy to remain in effect with a zero Net Cash Surrender Value, a policyowner utilizing this benefit may forego the advantage of building up a significant Policy Value under the Policy.




MATURITY DATE
Provided that the Policy is in force and the Life Insured is alive (or the last to die of the Life Insured in the case of a Survivorship Policy), the Company will pay the policyowner the Policy Value (less any outstanding Policy Debt) calculated as of the Maturity Date.

MATURITY ADVANTAGE OPTION
If the Life Insured is alive (or in the case of a Survivorship Policy, the last to die of the Life Insured is alive) on the Maturity Date, the policyowner may elect to continue the Policy. The policyowner's written election to continue the Policy must be received at the Service Office prior to the Maturity Date. If this election is made, the Policy will continue in force subject to the following:

      (a) unless the policyowner elects otherwise, any existing Investment Account Value will be transferred to the Fixed Account (If the Policyowner elects not to transfer the Investment Account Value, the death benefit will be equal to the Policy Value at the date of the Life Insured's death);

      (b) no additional premium payments will be accepted although loan repayments will be accepted;

      (c) no additional charges or deductions (as described under "Charges and Deductions") will be assessed;

      (d)   interest on any Policy Debt will continue to accrue;

      (e) the death benefit described above will be payable to the beneficiary upon receipt of due proof of death of the Life Insured.

The death benefit payable after the Maturity Date if the Maturity Advantage Option is elected is the greater of the Face Amount or the Minimum Death Benefit (as described above) less any Policy Debt due at the date of death.

If the Policy is continued after the Maturity Date, the Policy will go into default after the Maturity Date if the Policy Debt equals or exceeds the Policy Value. The Company will notify the policyowner of the default and will allow a 61 day grace period (from the date the Policy goes into default) in which the policyowner may make a payment of the loan interest which would then bring the Policy out of default. If the required payment is not received by the end of the grace period, the Policy will terminate with no value.

PREMIUM PAYMENTS

INITIAL PREMIUMS


The Policy permits the payment of a large initial premium and, subject to the restrictions described below, additional premiums. The minimum initial premium is $25,000. The policyowner may choose an initial premium that is 80%, 90% or 100% of the Guideline Single Premium (based on Face Amount selected by the policyowner). In the case of simplified underwriting, the initial premium must be 100% of the Guideline Single Premium for the Face Amount of the Policy. In the case of policies sold in New Jersey, the initial premium must be 100% of the Guideline Single Premium (based on Face Amount selected by the policyowner).


The Lapse Protection Benefit applies to a Policy only if the initial premium paid is 100% of the Guideline Single Premium for the Face Amount of the Policy. As a result, if you pay less than 100% of the Guideline Single Premium, then you may be required to pay additional premiums in the future in order to prevent your Policy from lapsing. Therefore, prospective policyowners should discuss with their financial adviser the appropriate percentage of Guideline Single Premium for a given Face Amount.


No premiums will be accepted prior to receipt of a completed application by the Company. All premiums received prior to the Effective Date of the Policy will be held in the general account and credited with interest from the date of receipt at the rate of return then being earned on amounts allocated to the Money Market Trust.

SUBSEQUENT PREMIUMS
After payment of the initial premium, additional premiums may be made subject to the following conditions:

      (a) while there is an outstanding Policy Debt, any additional premium payment will be applied first to repay the loan;

      (b) Face Amount increases are not permitted in connection with additional premiums (Therefore, the total of all premiums paid for a Policy may not exceed 100% of the Guideline Single Premium for the Face Amount of the Policy);

      (c) the Company may refuse or refund any premium payment (or any portion of such premium payment) that would cause the Policy to fail to qualify as life insurance under Section 7702 of the Code; and

      (d) additional premiums may require evidence of insurability on the Life Insured satisfactory to the Company unless the additional premium is applied to repay a loan.

The Company will add additional premiums to Policy Value as of the Business Day it receives the additional premium at its Service Office unless evidence of insurability is required in which case the additional premium will be added to Policy Value as of the Business Day the Company's underwriters approve the additional premium.

PREMIUM ALLOCATION

On the later of the Effective Date or the Business Day a premium is received, the Net Premiums paid plus interest credited will be allocated among the Investment Accounts or the Fixed Account in accordance with the policyowner's instructions.

Premiums may be allocated to the Fixed Account for accumulation at a rate of interest equal to at least 4% or to one or more of the Investment Accounts for investment in the Portfolio shares held by the corresponding sub-account of the Separate Account. Allocations among the Investment Accounts and the Fixed Account are made as a percentage of the premium. The percentage allocation to any account may be any number between zero and 100, provided the total allocation equals 100. A policyowner may change the way in which premiums are allocated at any time without charge. The change will take effect on the date a written request for change satisfactory to the Company is received at the Service Office. A policyowner may also change premium allocation by telephone if he or she has a currently valid authorization form on file with the Company.

MAXIMUM PREMIUM LIMITATION

The Policy is issued under the Guideline Premium Test which requires that in no event may the total of all premiums paid exceed the then current maximum premium limitations established by federal income tax law for a Policy to qualify as life insurance.

If, at any time, a premium is paid which would result in total premiums exceeding the above maximum premium limitation, the Company will only accept that portion of the premium which will make the total premiums equal to the maximum. Any part of the premium in excess of that amount will be returned and no further premiums will be accepted until allowed by the then current maximum premium limitation.

CHARGES AND DEDUCTIONS

PREMIUM LOAD


A Premium Load of 0.030% of Policy Value is deducted monthly (equivalent to 0.360% annually) for the first 10 Policy Years. If additional premium payments are made, the 0.030% premium load for a particular premium payment is deducted from the amount of Policy Value corresponding to the premium payment for 10 Policy Years following the premium payment. For example, if:


      -     the initial premium payment is $100,000,

      - an additional premium payment of $50,000 is made in Policy Year 7, and

      - the Policy Value at the time the additional premium payment is made is $200,000 (including the additional premium payment), then, 0.030% will be deducted from 75% of Net Policy Value in Policy Years 7 through 10 and an additional 0.030% will be deducted from 25% of Net Policy Value in Policy Years 7 through 16.

Unless otherwise allowed by the Company and specified by the policyowner, the premium load will be allocated among the Investment Accounts and the Fixed Account in the Policy in the same proportion as the Policy Value in each bears to the Net Policy Value. The premium load is designed to cover a portion of the Company's acquisition and sales expenses and federal and premium taxes.

SURRENDER CHARGES

During the  Surrender  Charge  Period,  the Company  will deduct a Surrender
Charge if:

      -     the Policy is surrendered for its Net Cash Surrender Value,

      -     a partial withdrawal is made (above the Free Withdrawal Amount), or

      -     the Policy terminates due to default.

The surrender charge, together with a portion of the premium load, is designed to compensate the Company for some of the expenses it incurs in selling and distributing the Policies, including agents' commissions, advertising, agent training and the printing of prospectuses and sales literature.

SURRENDER CHARGE CALCULATION
The Surrender Charge is determined by multiplying the amount withdrawn or surrendered in excess of the Free Withdrawal Amount by the applicable total Surrender Charge percentage shown in the table below.


            ----------------------------------
              POLICY YEAR    SURRENDER CHARGE
            ----------------------------------
                   1              10.00%
            ----------------------------------
                   2              9.00%
            ----------------------------------
                   3              8.00%
            ----------------------------------
                   4              7.00%
            ----------------------------------
                   5              6.00%
            ----------------------------------
                   6              5.00%
            ----------------------------------
                   7              4.00%
            ----------------------------------
                   8              3.00%
            ----------------------------------
                   9              1.50%
            ----------------------------------
                  10+             0.00%
            ----------------------------------

If necessary, we will reduce the surrender charge deducted upon a partial withdrawal or a surrender of the Policy so that the sum of all premium loads, the administration charges and surrender charge deducted (including the surrender charge to be deducted upon such partial withdrawal or surrender) does not exceed 10% of aggregate payments made during the first Policy Year.

We will allocate the deduction of the Surrender Charge for a withdrawal to the Fixed Account and the Investment Accounts in the same proportion that the withdrawal from each account bears to the total withdrawal. If the withdrawal plus the Surrender Charge allocated to a particular account are greater than the value of that account, we will reduce the portion of the withdrawal allocated to that account. We will reduce the allocated portion so that the withdrawal plus the charge allocated to the account equals the value of the account. If the amount in all accounts is not sufficient to pay the Surrender Charge, we will reduce the amount of the withdrawal.

SURRENDER CHARGES ON A PARTIAL WITHDRAWAL

FREE WITHDRAWAL AMOUNT

A portion of the Net Cash Surrender Value may be withdrawn without being subject to a Surrender Charge (the "Free Withdrawal Amount"). The Free Withdrawal Amount is the greater of 10% of the total premiums or 100% of Earnings. In determining what, if any, portion of a partial withdrawal is in excess of the Free Withdrawal Amount, all previous partial withdrawals that have occurred in the current Policy Year are included.

MONTHLY CHARGES

On the Policy Date and at the beginning of each Policy Month, a deduction is due from the Net Policy Value to cover certain charges in connection with the Policy until the Maturity Date. On and after the Maturity Date, if there is a Policy Debt under the Policy, loan interest and principal will continue to be payable at the beginning of each Policy Month. Monthly deductions due prior to the Effective Date will be taken on the Effective Date instead of the dates they were due. These charges consist of:

      -     a Premium Load, if applicable;

      -     an administration charge;

      -     a charge for the cost of insurance;

      -     a mortality and expense risks charge;

      - if applicable, a charge for any supplementary benefits added to the Policy.

Unless otherwise allowed by the Company and specified by the policyowner, the Monthly Deduction will be allocated among the Investment Accounts and the Fixed Account in the Policy in the same proportion as the Policy Value in each bears to the Net Policy Value immediately prior to the deduction. However, the mortality and expense risk charge will only be allocated among the Investment Accounts.

ADMINISTRATION CHARGE

This charge will be equal to $7.50 per Policy Month plus 0.010% of Net Policy Value deducted monthly (equivalent to .12% annually). The charge is designed to cover certain administrative expenses associated with the Policy, including maintaining policy records, collecting premiums and processing death claims, surrender and withdrawal requests and various changes permitted under the Policy.

COST OF INSURANCE CHARGE

The monthly charge for the cost of insurance is determined by multiplying the applicable cost of insurance rate times the net amount at risk at the beginning of each Policy Month.

The net amount at risk is equal to (a) minus (b) where:

      (a) is the death benefit as of the first day of the Policy Month, divided by 1.0032737; and

      (b)  is the Policy Value as of the first day of the Policy Month.

The rates for the cost of insurance are based upon the issue age, duration of coverage, sex, and Risk Classification of the Life Insured. For a Survivorship Policy, the rates are determined for each of the Life Insured on the basis described above and then are blended to produce a single cost of insurance rate.

Cost of insurance rates will generally increase with the age of the Life Insured. The first year cost of insurance rate is guaranteed.

The cost of insurance rates reflect the Company's expectations as to future mortality experience. The rates may be re-determined from time to time on a basis which does not unfairly discriminate within the class of life insured. In no event will the cost of insurance rates exceed the guaranteed rates set forth in the Policy except to the extent that an extra charge is imposed because of an additional rating applicable to the Life Insured. After the first Policy Year, the cost of insurance will generally increase on each Policy Anniversary. The guaranteed rates are based on the 1980 Commissioners Smoker Distinct Mortality tables.

MORTALITY AND EXPENSE RISKS CHARGE

A monthly charge equal to a percentage of the value of the Investment Accounts is assessed against the Investment Accounts. This charge is to compensate the Company for the mortality and expense risks it assumes under the Policy. The mortality risks assumed are that the Life Insured may live for a shorter period of time than the Company estimated. The expense risks assumed are that expenses incurred in issuing and administering the Policy will be greater than the Company estimated. The Company will realize a gain from this charge to the extent it is not needed to provide benefits and pay expenses under the Policy.

The charge varies by Policy Year as follows:

                                GUARANTEED MONTHLY         EQUIVALENT ANNUAL
                                  MORTALITY AND          MORTALITY AND EXPENSE
        POLICY YEAR            EXPENSE RISKS CHARGE          RISKS CHARGE
---------------------------------------------------------------------------------
           1-10                       0.075%                    0.900%
            10+                       0.025%                    0.300%

CHARGES FOR SUPPLEMENTARY BENEFITS

If the Policy includes Supplementary Benefits, a charge may apply to such Supplementary Benefit.

CHARGES FOR TRANSFERS

A charge of $25 will be imposed on each transfer in excess of twelve in a Policy Year. The charge will be deducted from the Investment Account or the Fixed Account to which the transfer is being made. All transfer requests received by the Company on the same Business Day are treated as a single transfer request.

REDUCTION IN CHARGES

The Policy is available for purchase by corporations and other groups or sponsoring organizations. Group or sponsored arrangements may include reduction or elimination of withdrawal charges and deductions for employees, officers, directors, agents and immediate family members of the foregoing. The Company reserves the right to reduce any of the Policy's charges on certain cases where it is expected that the amount or nature of such cases will result in savings of sales, underwriting, administrative, commissions or other costs. Eligibility for these reductions and the amount of reductions will be determined by a number of factors, including the number of lives to be insured, the total premiums expected to be paid, total assets under management for the policyowner, the nature of the relationship among the insured individuals, the purpose for which the policies are being purchased, expected persistency of the individual policies, and any other circumstances which the Company believes to be relevant to the expected reduction of its expenses. Some of these reductions may be guaranteed and others may be subject to withdrawal or modification, on a uniform case basis. Reductions in charges will not be unfairly discriminatory to any policyowners. The Company may modify from time to time, on a uniform basis, both the amounts of reductions and the criteria for qualification.

SPECIAL PROVISIONS FOR EXCHANGES

The Company will permit policyowners of certain fixed life insurance policies issued either by the Company or The Manufacturers Life Insurance Company (USA) ("Manufacturers USA") to exchange their policies for the Policies described in this prospectus (and likewise, policyowners of policies described in this Prospectus may also exchange their Policies for certain fixed policies issued either by the Company or by Manufacturers USA). Policyowners considering an exchange should consult their tax advisors as to the tax consequences of an exchange.


COMPANY TAX CONSIDERATIONS


At the present time, the Company makes no specific charge to the Separate Account for any federal, state, or local taxes that the Company incurs that may be attributable to such Account or to the Policies. The Company, however, reserves the right in the future to make a charge for any such tax or other economic burden resulting from the application of the tax laws that it determines to be properly attributable to the Separate Account or to the Policies.



POLICY VALUE

DETERMINATION OF THE POLICY VALUE

A Policy has a Policy Value, a portion of which is available to the policyowner by making a policy loan or partial withdrawal, or upon surrender of the Policy. The Policy Value may also affect the amount of the death benefit. The Policy Value at any time is equal to the sum of the values in the Investment Accounts, the Fixed Account, and the Loan Account.

INVESTMENT ACCOUNTS

An Investment Account is established under each Policy for each sub-account of the Separate Account to which net premiums or transfer amounts have been allocated. Each Investment Account under a Policy measures the interest of the Policy in the corresponding sub-account. The value of the Investment Account established for a particular sub-account is equal to the number of units of that sub-account credited to the Policy times the value of such units.

FIXED ACCOUNT

Amounts in the Fixed Account do not vary with the investment performance of any sub-account. Instead, these amounts are credited with interest at a rate determined by the Company. For a detailed description of the Fixed Account, see "The General Account - Fixed Account".

LOAN ACCOUNT

Amounts borrowed from the Policy are transferred to the Loan Account. Amounts in the Loan Account do not vary with the investment performance of any sub-account. Instead, these amounts are credited with interest at a rate which is equal to 4%. For a detailed description of the Loan Account, see "Policy Loans - Loan Account".

UNITS AND UNIT VALUES

CREDITING AND CANCELING UNITS

Units of a particular sub-account are credited to a Policy when net premiums are allocated to that sub-account or amounts are transferred to that sub-account. Units of a sub-account are canceled whenever amounts are deducted, transferred or withdrawn from the sub-account. The number of units credited or canceled for a specific transaction is based on the dollar amount of the transaction divided by the value of the unit on the Business Day on which the transaction occurs. The number of units credited with respect to a premium payment will be based on the applicable unit values for the Business Day on which the premium is received at the Service Office, except for any premiums received before the Effective Date. For premiums received before the Effective Date, the values will be determined on the Effective Date.

A Business Day is any day that the New York Stock Exchange is open for business. A Business Day ends at the close of regularly scheduled day-time trading of the New York Stock Exchange on that day.

Units are valued at the end of each Business Day. When an order involving the crediting or canceling of units is received after the end of a Business Day, or on a day which is not a Business Day, the order will be processed on the basis of unit values determined on the next Business Day. Similarly, any determination of Policy Value, Investment Account value or death benefit to be made on a day which is not a Business Day will be made on the next Business Day.

UNIT VALUES

The value of a unit of each sub-account was initially fixed at $10.00. For each subsequent Business Day the unit value for that sub-account is determined by multiplying the unit value for the immediately preceding Business Day by the net investment factor for the sub-account on such subsequent Business Day.

The net investment factor for a sub-account on any Business Day is equal to (a) divided by (b) where:

      (a) is the net asset value of the underlying Portfolio shares held by that sub-account as of the end of such Business Day before any policy transactions are made on that day; and

      (b) is the net asset value of the underlying Portfolio shares held by that sub-account as of the end of the immediately preceding Business Day after all policy transactions were made for that day;

The value of a unit may increase, decrease, or remain the same, depending on the investment performance of a sub-account from one Business Day to the next.

TRANSFERS OF POLICY VALUE

At any time, a policyowner may transfer Policy Value from one sub-account to another or to the Fixed Account. (Transfers involving the Fixed Account are subject to certain limitations as noted below under "Transfers Involving Fixed Account.") Transfer requests must be in writing in a format satisfactory to the Company, or by telephone if a currently valid telephone transfer authorization form is on file.

The Company reserves the right to impose limitations on transfers, including the maximum amount that may be transferred. The Company also reserves the right to modify or terminate the transfer privilege at any time in accordance with applicable law. Transfers may also be delayed when any of the events described under items (i) through (iv) in "Payment of Proceeds" occurs. Transfer privileges are also subject to any restrictions that may be imposed by the Trust. In addition, the Company reserves the right to defer the transfer privilege at any time that the Company is unable to purchase or redeem shares of the Trust.

While the Policy is in force, the policyowner may transfer the Policy Value from any of the Investment Accounts to the Fixed Account without incurring transfer charges:

      (a)   within eighteen months after the Issue Date; or

      (b) within 60 days of the effective date of a material change in the investment objectives of any of the sub-accounts or within 60 days of the date of notification of such change, whichever is later.

Such transfers will not count against the twelve transfers that may be made free of charge in any Policy Year.

TRANSFER CHARGES

A policyowner may make up to twelve transfers each Policy Year free of charge. Additional transfers in each Policy Year may be made at a cost of $25 per transfer. This charge will be deducted from the Investment Account or the Fixed Account to which the transfer is being made. All transfer requests received by the Company on the same Business Day are treated as a single transfer request.

Transfers under the Dollar Cost Averaging and Asset Allocation Balancer programs do not count against the number of free transfers permitted per Policy Year.

TRANSFERS INVOLVING FIXED ACCOUNT

The maximum amount that may be transferred from the Fixed Account in any one Policy Year is the greater of $500 or 15% of the Fixed Account Value at the previous Policy Anniversary. Any transfer which involves a transfer out of the Fixed Account may not involve a transfer to the Investment Account for the Money Market Trust.

TELEPHONE TRANSFERS

Although failure to follow reasonable procedures may result in the Company being liable for any losses resulting from unauthorized or fraudulent telephone transfers, the Company will not be liable for following instructions communicated by telephone that the Company reasonably believes to be genuine. The Company will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Such procedures shall consist of confirming that a valid telephone authorization form is on file, tape recording of all telephone transactions and providing written confirmation thereof.

DOLLAR COST AVERAGING

The Company will offer policyowners a Dollar Cost Averaging ("DCA") program. Under the DCA program, the policyowner will designate an amount which will be transferred monthly from one Investment Account into any other Investment Account(s) or the Fixed Account. Currently, no charge will be made for this program, although the Company reserves the right to institute a charge on 90 days' written notice to the policyholder. If insufficient funds exist to effect a DCA transfer, the transfer will not be effected and the policyowner will be so notified.

The Company reserves the right to cease to offer this program as of 90 days after written notice is sent to the policyowner.

ASSET ALLOCATION BALANCER

Transfers Under the Asset Allocation Balancer program the policyowner will designate an allocation of Policy Value among Investment Accounts. At six-month intervals beginning six months after the Policy Date (or the last Policy Anniversary), the Company will move amounts among the Investment Accounts as necessary to maintain the policyowner's chosen allocation. A change to the policyowner premium allocation instructions will automatically result in a change in Asset Allocation Balancer instructions so that the two are identical unless the policyowner either instructs the Company otherwise or has elected the Dollar Cost Averaging program. Currently, there is no charge for this program; however, the Company reserves the right to institute a charge on 90 days' written notice to the policyowner.

The Company reserves the right to cease to offer this program as of 90 days after written notice is sent to the policyowner.

POLICY LOANS

While this Policy is in force and has an available loan value, a policyowner may borrow against the Policy Value of the Policy. The Policy serves as the only security for the loan. Policy loans may have tax consequences.

MAXIMUM LOANABLE AMOUNT

The Maximum Loanable Amount is 90% of the Policy's Net Cash Surrender Value.

EFFECT OF POLICY LOAN

A policy loan will have an effect on future Policy Values, since that portion of the Policy Value in the Loan Account will increase in value at the crediting interest rate rather than varying with the performance of the underlying Portfolios or increasing in value at the rate of interest credited for amounts allocated to the Fixed Account. A policy loan may cause a Policy to be more susceptible to going into default since a policy loan will be reflected in the Net Cash Surrender Value. See "Lapse and Reinstatement." In addition, a policy loan may result in a termination of the Lapse Protection Benefit since this benefit terminates if Policy Debt exceeds the Cash Surrender Value. Finally, a policy loan will affect the amount payable on the death of the Life Insured, since the death benefit is reduced by the Policy Debt at the date of death in arriving at the insurance benefit.

If the Policy is a MEC, then a loan will be treated as a withdrawal for tax purposes and may be taxable. See sections entitled "Tax Treatment of the Policy
- Policies Which Are MECs," and "Tax Treatment of the Policy - Policies Which Are Not MECs."

INTEREST CHARGED ON POLICY LOANS

Interest on the Policy Debt will accrue daily and be payable annually on the Policy Anniversary. The rate of interest charged will be an effective annual rate of 6.00%. If the interest due on a Policy Anniversary is not paid by the policyowner, the interest will be borrowed against the Policy.

Interest on the Policy Debt will continue to accrue daily if there is an outstanding loan when monthly deductions and premium payments cease when the Life Insured (youngest of the Life Insured in the case of a Survivorship Policy) reaches age 100. The Policy will go into default at any time the Policy Debt exceeds the Cash Surrender Value. At least 61 days prior to termination, the Company will send the policyowner a notice of the pending termination. Payment of interest on the Policy Debt during the 61 day grace period will bring the policy out of default.

LOAN ACCOUNT

When a loan is made, an amount equal to the loan principal, plus interest to the next Policy Anniversary, will be deducted from the Investment Accounts or the Fixed Account and transferred to the Loan Account. Amounts transferred into the Loan Account cover the loan principal plus loan interest due to the next Policy Anniversary. The policyowner may designate how the amount to be transferred to the Loan Account is allocated among the accounts from which the transfer is to be made. In the absence of instructions, the amount to be transferred will be allocated to each account in the same proportion as the value in each Investment Account and the Fixed Account bears to the Net Policy Value. A transfer from an Investment Account will result in the cancellation of units of the underlying sub-account equal in value to the amount transferred from the Investment Account. However, since the Loan Account is part of the Policy Value, transfers made in connection with a loan will not change the Policy Value.


INTEREST CREDITED TO THE LOAN ACCOUNT

      Nonpreferred Loans

Interest will be credited to amounts in the Loan Account at an effective annual rate of 4.00%. The actual rate credited is equal to the rate of interest charged on the policy loan less the Loan Interest Credited Differential, which is currently 2.00%. (The Loan Interest Credited Differential is the difference between the rate of interest charged on a policy loan and the rate of interest credited to amounts in the Loan Account.)

      Preferred Loans:

Preferred interest rates are available in the case of loans of amounts that represent Earnings on the Policy ("Preferred Loans").

Interest will be credited to amounts in the Loan Account at an effective annual rate of 6.00%. The actual rate credited is equal to the rate of interest charged on the policy loan less the Loan Interest Credited Differential, which is currently 0.00%.

The Company may change the Current Loan Interest Credited Differential as of 90 days after sending you written notice of such change.

For a Policy that is not a MEC, the tax consequences associated with a loan interest credited differential of 0% are unclear. A tax adviser should be consulted before effecting a loan to evaluate the tax consequences that may arise in such a situation. If we determine, in our sole discretion, that there is a substantial risk that a loan will be treated as a taxable distribution under Federal tax law as a result of the differential between the credited interest rate and the loan interest rate, the Company retains the right to increase the loan interest rate to an amount that would result in the transaction being treated as a loan under Federal tax law. If this amount is not prescribed by any IRS ruling or regulation or any court decision, the amount of increase will be that which the Company considers to be most likely to result in the transaction being treated as a loan under Federal tax law. In no event will the loan interest rate exceed the rate charged in the first ten Policy Years.

If the Policy is a MEC then, regardless of the loan interest credited differential, a loan will be treated as a withdrawal for tax purposes and may be taxable. See sections entitled "Tax Treatment of the Policy - Policies Which Are MECs," and "Tax Treatment of the Policy - Policies Which Are Not MECs."

LOAN ACCOUNT ADJUSTMENTS

On the first day of each Policy Anniversary the difference between the Loan Account and the Policy Debt is transferred to the Loan Account from the Investment Accounts or the Fixed Account. Amounts transferred to the Loan Account will be taken from the Investment Accounts and the Fixed Account in the same proportion as the value in each Investment Account and the Fixed Account bears to the Net Policy Value.

LOAN REPAYMENTS

Policy Debt may be repaid in whole or in part at any time prior to the death of the Life Insured, provided that the Policy is in force. When a repayment is made, the amount is credited to the Loan Account and transferred to the Fixed Account or the Investment Accounts. Loan repayments will be allocated first to the Fixed Account until the associated Loan Sub-Account is reduced to zero and then to each Investment Account in the same proportion as the value in the corresponding Loan Sub-Account bears to the value of the Loan Account.

Where permitted by applicable state law, any additional premium payment will be applied to outstanding loan balances.

POLICY SURRENDER AND PARTIAL WITHDRAWALS

POLICY SURRENDER

A Policy may be surrendered for its Net Cash Surrender Value at any time while the Life Insured is living. The Net Cash Surrender Value is equal to the Policy Value less any surrender charges and outstanding monthly deductions due (the "Cash Surrender Value") minus the Policy Debt. The Net Cash Surrender Value will be determined as of the end of the Business Day on which the Company receives the Policy and a written request for surrender at its Service Office. After a Policy is surrendered, the insurance coverage and all other benefits under the Policy will terminate. See section entitled "Tax Treatment of the Policy" for a discussion of the potential Federal income tax implications of a surrender of the Policy.

PARTIAL WITHDRAWALS

A policyowner may make a partial withdrawal of the Net Cash Surrender Value after the first Policy Anniversary. The minimum partial withdrawal amount is $500. The policyowner may specify the portion of the withdrawal to be taken from each Investment Account and the Fixed Account. In the absence of instructions, the withdrawal will be allocated among such accounts in the same proportion as the Policy Value in each account bears to the Net Policy Value. For information on Surrender Charges on a Partial Withdrawal see "Charges and Deductions - Surrender Charges." See section entitled "Tax Treatment of the Policy" for a discussion of the potential Federal income tax implications of a partial withdrawal from the Policy.

If the withdrawal would cause the Policy Value to fall below $25,000, we will treat the withdrawal request as a full surrender of the Policy.

REDUCTION IN FACE AMOUNT DUE TO A PARTIAL WITHDRAWAL

A partial withdrawal will cause a reduction in Face Amount. The Face Amount will be reduced to an amount equal to (a) multiplied by (b) where:


      (a)   is the Face Amount prior to the withdrawal; and

      (b) is the Policy Value after the withdrawal, divided by the Policy Value prior to the withdrawal.

If the reduction in the Face Amount would require the return of premiums in order for the policy to qualify as life insurance under Section 7702 of the Code, or any other equivalent section of the Code, then we will return premiums, with interest, in the year of reduction, or in any subsequent year that the return of premiums is required. If necessary, we will also limit the amount of the withdrawal so that the Face Amount does not fall below the Face Amount associated with the minimum initial premium of $25,000 and the percent of Guideline Single Premium selected. The decrease in Face Amount will be effective as of the date of the withdrawal.

LAPSE AND REINSTATEMENT

LAPSE

Unless the Lapse Protection Benefit is in effect, a Policy will go into default if at the beginning of any Policy Month the Policy's Net Cash Surrender Value would be zero or below after deducting the monthly deduction then due. Therefore, a Policy could lapse eventually if increases in Policy Value (prior to deduction of Policy charges) are not sufficient to cover Policy charges. A Policy could also lapse if the Policy Debt is greater than the Cash Surrender Value since the Lapse Protection Benefit terminates on any date that the Policy Debt exceeds the Cash Surrender Value. The Company will notify the policyowner of the default and will allow a 61 day grace period (from the date the Policy goes into default) in which the policyowner may make a premium payment sufficient to bring the Policy out of default. The required payment will be equal to the amount necessary to bring the Net Cash Surrender Value to zero, if it was less than zero on the date of default, plus the sum of (a) the monthly deductions due at the date of default and (b) the amount equal to the monthly deductions due to the later of the next Policy Anniversary or for at least three Policy Months. If the required payment is not received by the end of the grace period, the Policy will terminate with no value. See section entitled "Tax Treatment of the Policy - Lapse or Surrender" for a discussion of the potential Federal income tax implications of a lapse of the Policy.

DEATH DURING GRACE PERIOD

If the Life Insured should die during the grace period, the Policy Value used in the calculation of the death benefit will be the Policy Value as of the date of default and the insurance benefit will be reduced by any outstanding Monthly Deductions due at the time of death.

MATURITY ADVANTAGE OPTION

If the Policy is extended after the Maturity Date by electing the Maturity Advantage Option, the Policy will go into default after the Maturity Date if the Policy Debt equals or exceeds the Policy Value.

The Company will notify the policyowner of the default and will allow a 61 day grace period (from the date the Policy goes into default) in which the policyowner may make a payment of the loan interest which would then bring the Policy out of default. If the required payment is not received by the end of the grace period, the Policy will terminate with no value.

REINSTATEMENT

A policyowner can, by making a written request, reinstate a Policy which has terminated after going into default at any time within the five-year period following the date of termination subject to the following conditions:

(a) In the case of a Survivorship Policy, the Policy may not be reinstated if any of the Life Insured have died since the Policy lapsed;

(b) Evidence of the Life Insured's insurability, satisfactory to the Company is provided to the Company; and

(c) A premium equal to the amount that was required to bring the Policy out of default immediately prior to termination, plus an amount equal to the Monthly Deductions due until the next Policy Anniversary or for at least three Policy Months is paid.

If the reinstatement is approved, the date of reinstatement will be the later of the date the Company approves the policyowner's request or the date the required payment is received at the Company's Service Office. In addition, any surrender charges will be reinstated to the amount they were at the date of default. The Policy Value on the date of reinstatement, prior to the crediting of any Net Premium paid on the reinstatement, will be equal to the Policy Value on the date the Policy terminated. See section entitled "Tax Treatment of the Policy - Lapse or Surrender" for a discussion of the potential Federal income tax implications of a lapse and subsequent reinstatement of the Policy.

TERMINATION
The Policy will terminate on the earliest to occur of the following events:


      (a) the end of the grace period for which the policyowner has not paid the amount necessary to bring the Policy out of default,

      (b)   surrender of the Policy for its Net Cash Surrender Value;

      (c) the Maturity Date unless the policyowner has elected the Maturity Advantage option;

      (d)   the death of the Life Insured.

THE GENERAL ACCOUNT

The general account of the Company consists of all assets owned by the Company other than those in the Separate Account and other separate accounts of the Company. Subject to applicable law, the Company has sole discretion over the investment of the assets of the general account.

By virtue of exclusionary provisions, interests in the general account of the Company have not been registered under the Securities Act of 1933 and the general account has not been registered as an investment company under the Investment Company Act of 1940. Accordingly, neither the general account nor any interests therein are subject to the provisions of these acts, and as a result the staff of the SEC. has not reviewed the disclosures in this prospectus relating to the general account. Disclosures regarding the general account may, however, be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in a prospectus.

FIXED ACCOUNT

A policyowner may elect to allocate net premiums to the Fixed Account or to transfer all or a portion of the Policy Value to the Fixed Account from the Investment Accounts. The Company will hold the reserves required for any portion of the Policy Value allocated to the Fixed Account in its general account. Transfers from the Fixed Account to the Investment Accounts are subject to restrictions.

POLICY VALUE IN THE FIXED ACCOUNT

The Policy Value in the Fixed Account is equal to:

      (a)   the portion of the net premiums allocated to it; plus

      (b)   any amounts transferred to it; plus

      (c)   interest credited to it; less

      (d)   any charges deducted from it; less

      (e)   any partial withdrawals from it; less

      (f)   any amounts transferred from it.

INTEREST ON THE FIXED ACCOUNT

An allocation of Policy Value to the Fixed Account does not entitle the policyowner to share in the investment experience of the general account. Instead, the Company guarantees that the Policy Value in the Fixed Account will accrue interest daily at an effective annual rate of at least 4%, without regard to the actual investment experience of the general account. Consequently, if a policyowner pays the planned premiums, allocates all net premiums only to the general account and makes no transfers, partial withdrawals, or policy loans, the minimum amount and duration of the death benefit of the Policy will be determinable and guaranteed.

OTHER PROVISIONS OF THE POLICY

ASSIGNMENT OF RIGHTS

The Company will not be bound by an assignment until it receives a copy of the assignment at its Service Office. The Company assumes no responsibility for the validity or effects of any assignment.

BENEFICIARY

One or more beneficiaries of the Policy may be appointed by the policyowner by naming them in the application. Beneficiaries may be appointed in three classes
- primary, secondary, and final. Beneficiaries may also be revocable or irrevocable. Unless an irrevocable designation has been elected, the beneficiary may be changed by the policyowner during the Life Insured's lifetime by giving written notice to the Company in a form satisfactory to us. The change will take effect as of the date such notice is signed but will not apply to any payments made or actions taken by the Company prior to receiving such written notice. If the Life Insured dies and there is no surviving beneficiary, the policyowner, or the policyowner's estate if the policyowner is the Life Insured, will be the beneficiary. If a beneficiary dies before the seventh day after the death of the Life Insured, the Company will pay the insurance benefit as if the beneficiary had died before the Life Insured.

INCONTESTABILITY

The Company will not contest the validity of a Policy after it has been in force during the Life Insured's lifetime for two years from the Issue Date. It will not contest the validity of an increase in Face Amount, after such increase or addition has been in force during the lifetime of the Life Insured for two years from the date of such increase. If a Policy has been reinstated and been in force during the lifetime of the Life Insured for less than two years from the reinstatement date, the Company can contest any misrepresentation of a fact material to the reinstatement.

MISSTATEMENT OF AGE OR SEX

If the stated age or sex, or both, of the Life Insured in the Policy are incorrect, the Company will change the Face Amount so that the death benefit will be that which the most recent monthly charge for the cost of insurance would have purchased for the correct age and sex.

SUICIDE EXCLUSION

If the Life Insured dies by suicide within two years after the Issue Date (or within the maximum period permitted by the state in which the Policy was delivered, if less than two years), the Policy will terminate and the Company will pay only the premiums paid less any partial Net Cash Surrender Value withdrawal and less any Policy Debt.

The Company reserves the right to obtain evidence of the manner and cause of death of the Life Insured.

SUPPLEMENTARY BENEFITS

Subject to certain requirements, one or more supplementary benefits may be added to a Policy, including those providing a lapse protection benefit and an acceleration of benefits in the event of a terminal illness. More detailed information concerning these supplementary benefits may be obtained from an authorized agent of the Company. The cost, if any, for supplementary benefits will be deducted as part of the monthly deduction.

TAX TREATMENT OF THE POLICY

INTRODUCTION


The following discussion of the federal income tax treatment of the Policy is not exhaustive, does not purport to cover all situations, and is not intended as tax advice. The federal income tax treatment of the Policy is unclear in certain circumstances, and a qualified tax adviser should always be consulted with regard to the application of law to individual circumstances. This discussion is based on the Code, Treasury Department regulations, and interpretations existing on the date of this Prospectus. These authorities, however, are subject to change by Congress, the Treasury Department, and judicial decisions.


This discussion does not address state or local tax consequences associated with the purchase of the Policy. IN ADDITION, THE COMPANY MAKES NO GUARANTEE REGARDING ANY TAX TREATMENT -- FEDERAL, STATE OR LOCAL -- OF ANY POLICY OR OF ANY TRANSACTION INVOLVING A POLICY.

THE COMPANY'S TAX STATUS

The Company is taxed as a life insurance company under the Code. Since the operations of the Separate Account are a part of, and are taxed with, the operations of the Company, the Separate Account is not separately taxed as a "regulated investment company" under the Code. Under existing federal income tax laws, investment income and capital gains of the Separate Account are not taxed to the extent they are applied under a Policy. The Company does not anticipate that it will incur any federal income tax liability attributable to such income and gains of the Separate Account, and therefore the Company does not intend to make any provision for such taxes. If the Company is taxed on investment income or capital gains of the Separate Account, then the Company may impose a charge against the Separate Account to make provision for such taxes. The Company's federal tax liability is increased, however, in respect of the Policies because of the Federal tax law's treatment of deferred acquisition costs (for which the Company imposes a Federal tax charge) (see "CHARGES AND DEDUCTIONS").

TAXATION OF LIFE INSURANCE POLICIES IN GENERAL

Tax Status of the Policy

There are several requirements that must be met for a Policy to be considered a Life Insurance Contract under the Code, and thereby to enjoy the tax benefits of such a contract:

      -     The Policy must satisfy the definition of life insurance under
            Section 7702 of the Code.

      - The investments of the Separate Account must be "adequately diversified" in accordance with Section 817(h) of the Code and Treasury Regulations.

      - The Policy must be a valid life insurance contract under applicable state law.

      - The Policyowner must not possess "incidents of ownership" in the assets of the Separate Account.

These four items are discussed in detail below.

DEFINITION OF LIFE INSURANCE

Section 7702 of the Code sets forth a definition of a life insurance contract for federal tax purposes. For a Policy to be a life insurance contract, it must satisfy either the Cash Value Accumulation Test or the Guideline Premium Test. Only the Guideline Premium Test is permitted under the Policy. The Guideline Premium Test requires a minimum death benefit and in addition limits the total premiums that can be paid into a Policy for a given amount of death benefit.



With respect to a Policy that is issued on the basis of a standard rate class, the Company believes (largely in reliance on IRS Notice 88-128 and the proposed mortality charge regulations under Section 7702, issued on July 5, 1991) that such a Policy should meet the Section 7702 definition of a life insurance contract.


With respect to a Policy that is issued on a substandard basis (i.e., a rate class involving higher-than-standard mortality risk), there is less guidance, in particular as to how mortality and other expense requirements of Section 7702 are to be applied in determining whether such a Policy meets the Section 7702 definition of a life insurance contract. Thus it is not clear whether or not such a Policy would satisfy Section 7702, particularly if the policyowner pays the full amount of premiums permitted under the Policy.

The Secretary of the Treasury (the "Treasury") is authorized to prescribe regulations implementing Section 7702. However, while proposed regulations and other interim guidance have been issued, final regulations have not been adopted and guidance as to how Section 7702 is to be applied is limited. If a Policy were determined not to be a life insurance contract for purposes of Section 7702, such a Policy would not provide the tax advantages normally provided by a life insurance policy.

If it is subsequently determined that a Policy does not satisfy Section 7702, the Company may take whatever steps are appropriate and reasonable to attempt to cause such a Policy to comply with Section 7702. For these reasons, the Company reserves the right to restrict Policy transactions as necessary to attempt to qualify it as a life insurance contract under Section 7702.

DIVERSIFICATION

Section 817(h) of the Code requires that the investments of the Separate Account be "adequately diversified" in accordance with Treasury regulations in order for the Policy to qualify as a life insurance contract under Section 7702 of the Code (discussed above). The Separate Account, through the Trust, intends to comply with the diversification requirements prescribed in Treas. Reg. Sec. 1.817-5, which affect how the Trust's assets are to be invested. The Company believes that the Separate Account will thus meet the diversification requirement, and the Company will monitor continued compliance with the requirement.

STATE LAW

State regulations require that the policyowner have appropriate insurable interest in the life insured. Failure to establish an insurable interest may result in the Policy not qualifying as a life insurance contract for federal tax purposes.


INVESTOR CONTROL

In certain circumstances, owners of variable life insurance Policies may be considered the owners, for federal income tax purposes, of the assets of the separate account used to support their policies. In those circumstances, income and gains from the separate account assets would be includible in the variable policyowner's gross income. The IRS has stated in published rulings that a variable policyowner will be considered the owner of separate account assets if the policyowner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. The Treasury Department has also announced, in connection with the issuance of regulations concerning diversification, that those regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor (i.e., the policyowner), rather than the insurance company, to be treated as the owner of the assets in the account." This announcement also stated that guidance would be issued by way of regulations or rulings on the "extent to which policyowners may direct their investments to particular sub-accounts without being treated as owners of the underlying assets". As of the date of this prospectus, no such guidance has been issued.


The ownership rights under the Policy are similar to, but different in certain respects from, those described by the IRS in rulings in which it was determined that policyowners were not owners of separate account assets. For example, the Policy has many more portfolios to which policyowners may allocate premium payments and Policy Values than were available in the policies described in the rulings. These differences could result in an owner being treated as the owner of a pro-rata portion of the assets of the Separate Account. In addition, the Company does not know what standards will be set forth, if any, in the regulations or rulings which the Treasury Department has stated it expects to issue. The Company therefore reserves the right to modify the Policy as necessary to attempt to prevent an owner from being considered the owner of a pro rata share of the assets of the Separate Account.


The remainder of this discussion assumes that the Policy will be treated as a life insurance Policy for Federal tax purposes.

Tax Treatment of Life Insurance Death Benefit Proceeds

In general, the amount of the death benefit payable from a Policy by reason of the death of the insured is excludable from gross income under Section 101 of the Code. Certain transfers of the Policy for valuable consideration, however, may result in a portion of the death benefit being taxable.

If the death benefit is not received in a lump sum and is, instead, applied under one of the settlement options, payments generally will be prorated between amounts attributable to the death benefit which will be excludable from the beneficiary's income and amounts attributable to interest (accruing after the insured's death) which will be includible in the beneficiary's income.

Tax Deferral During Accumulation Period

Under existing provisions of the Code, except as described below, any increase in a policyowner's Policy value is generally not taxable to the policyowner unless amounts are received (or are deemed to be received) from the Policy prior to the insured's death.

Lapse or Surrender

Upon a lapse or surrender of the Policy, the amount received will be includible in the policyowner's income to the extent the amount received exceeds the "investment in the Policy." If there is any debt at the time of a lapse or surrender, such debt will be treated as an amount received by the policyowner. The "investment in the Policy" generally is the aggregate amount of premium payments and other consideration paid for the Policy, less the aggregate amount received under the Policy previously to the extent such amounts received were excludable from gross income. A subsequent reinstatement will not change this tax treatment of a surrendered or lapsed Policy.

Policies Which Are MECs

     Characterization of a Policy as a MEC.

Section 7702A establishes a class of life insurance contracts designated as Modified Endowment Contracts ("MECs"), which applies to Policies entered into or materially changed after June 20, 1988. In general, a Policy will be a MEC if the accumulated premiums paid at any time during the first seven Policy Years exceed the sum of the net level premiums which would have been paid on or before such time if the Policy paid up future benefits after the payment of seven level annual premiums (the "seven-pay test"). The determination of whether a Policy will be a MEC after a material change generally depends upon the relationship of the death benefit and the Policy Value at the time of such change and the additional premiums paid in the seven years following the material change. In general, this Policy will constitute a MEC unless:

      (1) it was received in exchange for another life insurance policy which was not a MEC,

      (2) no premium payments (other than the exchanged policy) are paid into the Policy during the first seven Policy years, and

      (3) the death benefit on the new Policy is not less than the death benefit on the exchanged policy.

If the death benefit on the new policy is less than the death benefit on the exchanged policy, the new policy may become a MEC if (1) the exchanged policy was, at the time of the exchange, subject to the MEC rules, (2) premiums payments had been made to the old policy after it had become subject to the MEC rules, and (3) the exchanged policy was in a seven-pay test period at the time of exchange or, in the case of a Survivorship Policy, the Policy was issued (or deemed issued) after September 13, 1989.

In addition, even if the Policy initially is not a MEC, it may in certain circumstances become a MEC. These circumstances would include a later increase in benefits, any other material change of the Policy (within the meaning of the tax law), and a withdrawal or reduction in the death benefit during the first seven Policy years.

     Tax Treatment of Withdrawals, Loans, Assignments and Pledges under MECs

If the Policy is a MEC, withdrawals from the Policy will be treated first as withdrawals of income and then as a recovery of premium payments. Thus, withdrawals will be includible in income to the extent the Policy value exceeds the investment in the Policy. The amount of any loan (including unpaid interest thereon) under the Policy will be treated as a withdrawal from the Policy for tax purposes. In addition, if the policyowner assigns or pledges any portion of the value of a Policy (or agrees to assign or pledge any portion), such portion will be treated as a withdrawal from the Policy for tax purposes. The policyowner's investment in the Policy is increased by the amount includible in income with respect to such assignment, pledge, or loan, though it is not affected by any other aspect of the assignment, pledge, or loan (including its release or repayment). Before assigning, pledging, or requesting a loan under a Policy which is a MEC, a policyowner should consult a qualified tax advisor.

     Penalty Tax.

Generally, withdrawals (or the amount of any deemed withdrawals) from a MEC are subject to a penalty tax equal to 10% of the portion of the withdrawal that is includible in income, unless the withdrawals are made (1) after the policyowner attains age 59 1/2, (2) because the policyowner has become disabled (as defined in the tax law), or (3) as substantially equal periodic payments over the life or life expectancy of the policyowner (or the joint lives or life expectancies of the policyowner and his or her beneficiary, as defined in the tax law).

     Aggregation of Policies.

All life insurance Policies which are MECs and which are purchased by the same person from the Company or any of its affiliates within the same calendar year will be aggregated and treated as one Policy for purposes of determining the amount of a withdrawal (including a deemed withdrawal) that is includible in income. The effects of such aggregation are not clear; however, it could affect the amount of a withdrawal (or a deemed withdrawal) that is taxable and the amount which might be subject to the 10% penalty tax described above.

Policies Which Are Not MECs

     Tax Treatment of Withdrawals Generally.

If the Policy is not a MEC (described above), the amount of any withdrawal from the Policy will be treated first as a non-taxable recovery of premium payments and then as income from the Policy. Thus, a withdrawal from a Policy that is not a MEC will not be includible in income except to the extent it exceeds the investment in the Policy immediately before the withdrawal.

     Certain Distributions Required by the Tax Law in the First 15 Policy Years.

As indicated under "Payments," Section 7702 places limitations on the amount of premium payments that may be made and the Policy values that can accumulate relative to the death benefit. Where cash distributions are required under
Section 7702 in connection with a reduction in benefits during the first 15 years after the Policy is issued (or if withdrawals are made in anticipation of a reduction in benefits, within the meaning of the tax law, during this period), some or all of such amounts may be includible in income. A reduction in benefits may result upon a decrease in the face amount, if withdrawals are made, and in certain other instances.

     Tax Treatment of Loans.

If a Policy is not a MEC, a loan received under the Policy generally will be treated as indebtedness of the policyowner. As a result, no part of any loan under such a Policy will constitute income to the policyowner so long as the Policy remains in force. Nevertheless, in those situations where the interest rate credited to the loan account equals the interest rate charged for the loan, it is possible that some or all of the loan proceeds may be includible in income. If a policy lapses (or if all Policy value is withdrawn) when a loan is outstanding, the amount of the loan outstanding will be treated as withdrawal proceeds for purposes of determining whether any amounts are includible in the policyowner's income.

Survivorship Policies


Although the Company believes that the Policy, when issued as a Survivor Policy, complies with Section 7702 of the Code, the manner in which Section 7702 should be applied to Survivor Policies is not directly addressed by Section 7702. In the absence of final regulations or other guidance issued under Section 7702 regarding this form of Policy, there is necessarily some uncertainty whether a Survivor Policy will meet the Section 7702 definition of a life insurance Policy. Prospective policyowners considering purchase of the Policy as a Survivor Policy should consult a qualified tax adviser.


Where the policyowner of the Policy is the last surviving insured, the death proceeds will generally be includible in the policyowner's estate on his or her death for purposes of the Federal estate tax. If the policyowner dies and was not the last surviving insured, the fair market value of the Policy would be included in the policyowner's estate. In general, no part of the Policy value would be includible in the last surviving insured's estate if he or she neither retained incidents of policyownership at death nor had given up policyownership within three years before death.

Treatment of Maturity Benefits and Extension of Maturity Date

At the maturity date, the surrender value will be paid to the policyowner, and this amount will be includible in income to the extent the amount received exceeds the investment in the Policy. If the policyowner elects to extend the maturity date past the year in which the insured attains age 100 (which must be done prior to the original maturity date), the Company believes the Policy will continue to qualify as a life insurance policy for Federal tax purposes. However, there is some uncertainty regarding this treatment, and it is possible that the policyowner would be viewed as constructively receiving the cash value in the year the insured attains age 100. If this were the case, an amount equal to the excess of the cash value over the investment in the Policy would be includible in the policyowner's income at that time.

Actions to Ensure Compliance with the Tax Law

The Company believes that the maximum amount of premium payments it has determined for the Policies will comply with the Federal tax definition of life insurance. The Company will monitor the amount of premium payments, and, if the premium payments during a Policy year exceed those permitted by the tax law, the Company will refund the excess premiums within 60 days of the end of the Policy year and will pay interest and other earnings (which will be includible in income subject to tax) as required by law on the amount refunded. The Company also reserves the right to increase the death benefit (which may result in larger charges under a Policy) or to take any other action deemed necessary to ensure the compliance of the Policy with the Federal tax definition of life insurance.

Other Considerations

Changing the policyowner, exchanging the Policy, and other changes under the Policy may have tax consequences (in addition to those discussed herein) depending on the circumstances of such change.


Federal estate tax, state and local estate and inheritance tax, and other tax consequences of policyownership or receipt of Policy proceeds depend on the circumstances of each policyowner or beneficiary. Federal estate tax is integrated with Federal gift tax under a unified rate schedule. In general, estates valued at less than the "applicable exclusion amount" will not incur a Federal estate tax liability. The applicable exclusion amount for decedents dying in 2001 is $675,000 and increases annually until it reaches $1,000,000 for decedents dying in 2006 and after. In addition, an unlimited marital deduction may be available for Federal estate and gift tax purposes.



If the policyowner (whether or not he or she is an insured) transfers ownership of the Policy to someone two or more generations younger, the transfer may be subject to the generation-skipping tax, the amount subject to tax being the value of the Policy. The generation-skipping tax provisions generally apply to transfers which would be subject to the gift or estate tax rules. Individuals are generally allowed an aggregate generation-skipping tax exemption of $1 million. For generation skipping transfers of decedents dying after 1998, this exemption is indexed for inflation.

     Because the Federal estate tax, gift tax, and generation skipping tax rules are complex, prospective Policyowners should consult a qualified tax adviser before using this Policy for estate planning purposes.


DISALLOWANCE OF INTEREST DEDUCTIONS


The Policy generally will be characterized as a single premium life insurance Policy under Section 264 of the Code and, as a result, interest paid on any loans under the Policy will not be tax deductible, irrespective of whether the policyowner is an individual or a non-natural entity, such as a corporation or a trust. In addition, in the case of Policies issued to a non-natural taxpayer, or held for the benefit of such an entity, a portion of the taxpayer's otherwise deductible interest expenses may not be deductible as a result of policyownership of a Policy even if no loans are taken under the Policy. An exception to the latter rule is provided for certain life insurance Policies which cover the life of an individual who is a 20-percent policyowner, or an officer, director, or employee of, a trade or business. Entities that are considering purchasing the policy, or entities that will be beneficiaries under a Policy, should consult a tax adviser.


FEDERAL INCOME TAX WITHHOLDING

The Company will withhold and remit to the federal government a part of the taxable portion of withdrawals made under a Policy unless the policyowner notifies the Company in writing at or before the time of the withdrawal that he or she elects not to have any amounts withheld. Regardless of whether the policyowner requests that no taxes be withheld or whether the Company withholds a sufficient amount of taxes, the policyowner will be responsible for the payment of any taxes and early distribution penalties that may be due on the amounts received. The policyowner may also be required to pay penalties under the estimated tax rules, if the policyowner's withholding and estimated tax payments are insufficient to satisfy the policyowner's total tax liability.

OTHER INFORMATION

PAYMENT OF PROCEEDS

As long as the Policy is in force, the Company will ordinarily pay any policy loans, surrenders, partial withdrawals or insurance benefit within seven days after receipt at its Service Office of all the documents required for such a payment. The Company may delay for up to six months the payment from the Fixed Account of any policy loans, surrenders, partial withdrawals, or insurance benefit. In the case of any such payments from any Investment Account, the Company may delay payment during any period during which:



      (i) the New York Stock Exchange is closed for trading (except for normal weekend and holiday closings),

      (ii)  trading on the New York Stock Exchange is restricted,

      (iii) an emergency exists as a result of which disposal of securities held in the Separate Account is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Account's net assets or

      (iv) the SEC, by order, so permits for the protection of security holders; provided that applicable rules and regulations of the SEC shall govern as to whether the conditions described in (ii) and
            (iii) exist.

REPORTS TO POLICYOWNERS

Within 30 days after each Policy Anniversary, the Company will send the policyowner a statement showing, among other things:

      -     the amount of death benefit;

      - the Policy Value and its allocation among the Investment Accounts, the Fixed Account and the Loan Account;

      - the value of the units in each Investment Account to which the Policy Value is allocated;

      -     the Policy Debt and any loan interest charged since the last report;

      - the premiums paid and other Policy transactions made during the period since the last report; and

      -     any other information required by law.

Each policyowner will also be sent an annual and a semi-annual report for the Trust which will include a list of the securities held in each Portfolio as required by the 1940 Act.

DISTRIBUTION OF THE POLICIES

ManEquity, Inc., an indirect wholly-owned subsidiary of MFC, will act as the principal underwriter of, and continuously offer, the Policies pursuant to a Distribution Agreement with the Company. ManEquity, Inc. is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. ("NASD"). ManEquity,

Inc. is located at 200 Bloor Street East, Toronto, Ontario, Canada, M4W 1E5 and which was incorporated under the laws of Colorado on May 4, 1970. The directors of ManEquity, Inc. are: Joe Scott, Robert Cook and Gary Buchanan. The officers of ManEquity, Inc. are: (i) Gary Buchanan - President, (ii) Thomas Reives - Treasurer, and (iii) Brian Buckley - Secretary and General Counsel.


ManEquity has entered into a non-exclusive promotional agent agreement with Manulife Wood Logan Associates, Inc. ("Manulife Wood Logan"). Manulife Wood Logan is a broker-dealer registered under the 1934 Act and a member of the NASD. Manulife Wood Logan is a wholly owned subsidiary of a holding company that is 78.4% owned by Manufacturers U.S.A. and 21.6% owned by MRL Holding, LLC. Sales of the Policies will be made by registered representatives of broker-dealers authorized by ManEquity to sell the Policies. Those registered representatives will also be the Company's licensed insurance agents. Under the promotional agent agreement, Manulife Wood Logan will recruit and provide sales training and licensing assistance to those registered representatives. In addition, Manulife Wood Logan will prepare sales and promotional materials for the Company's approval. ManEquity will pay distribution compensation to selling broker-dealers in varying amounts which under normal circumstances are not expected to exceed the amounts set forth below. ManEquity may from time to time pay additional compensation pursuant to promotional contests. Additionally, in some circumstances, ManEquity will provide reimbursement of certain sales and marketing expenses. ManEquity will pay the promotional agent for providing marketing support for the distribution of the Policies. The Policies will be sold in all states of the United States except New York.



A registered representative will receive commissions not to exceed either (a) 7% of premiums in the first year or (b) 6.50% of premiums in the first year and
 .25% of Net Policy Value annually beginning 19 months after issuance of the Policy. Representatives who meet certain productivity standards with regard to the sale of the Policies and certain other policies issued by the Company or Manufacturers Life will be eligible for additional compensation.

RESPONSIBILITIES OF MANUFACTURERS LIFE

Manufacturers Life and The Manufacturers Life Insurance Company (U.S.A.), ("Manufacturers USA") have entered into an agreement with ManEquity, Inc. pursuant to which Manufacturers Life or Manufacturers USA, on behalf of ManEquity, Inc. will pay the sales commissions in respect of the Policies and certain other policies issued by the Company, prepare and maintain all books and records required to be prepared and maintained by ManEquity, Inc. with respect to the Policies and such other policies, and send all confirmations required to be sent by ManEquity, Inc. with respect to the Policies and such other policies. ManEquity, Inc. will promptly reimburse Manufacturers Life or Manufacturers USA for all sales commissions paid by Manufacturers Life or Manufacturers USA and will pay Manufacturers Life or Manufacturers USA for its other services under the agreement in such amounts and at such times as agreed to by the parties.

Manufacturers Life and Manufacturers USA have also entered into a Service Agreement with the Company pursuant to which Manufacturers Life and Manufacturers USA will provide to the Company all issue, administrative, general services and recordkeeping functions on behalf of the Company with respect to all of its insurance policies including the Policies.

Finally, the Company may, from time to time in its sole discretion, enter into one or more reinsurance agreements with other life insurance companies under which policies issued by it may be reinsured, such that its total amount at risk under a policy would be limited for the life of the insured.

VOTING RIGHTS

As stated previously, all of the assets held in each sub-account of the Separate Account will be invested in shares of a particular Portfolio of the Trust. The Company is the legal owner of those shares and as such has the right to vote upon certain matters that are required by the 1940 Act to be approved or ratified by the shareholders of a mutual fund and to vote upon any other matters that may be voted upon at a shareholders' meeting. However, the Company will vote shares held in the sub-accounts in accordance with instructions received from policyowners having an interest in such sub-accounts. Shares held in each sub-account for which no timely instructions from policyowners are received, including shares not attributable to the Policies, will be voted by the Company in the same proportion as those shares in that sub-account for which instructions are received. Should the applicable federal securities laws or regulations change so as to permit the Company to vote shares held in the Separate Account in its own right, it may elect to do so.


The number of shares in each sub-account for which instructions may be given by a policyowner is determined by dividing the portion of the Policy Value derived from participation in that sub-account, if any, by the value of one share of the corresponding

Portfolio. The number will be determined as of a date chosen by the Company, but not more than 90 days before the shareholders' meeting. Fractional votes are counted. Voting instructions will be solicited in writing at least 14 days prior to the meeting.

The Company may, if required by state officials, disregard voting instructions if such instructions would require shares to be voted so as to cause a change in the sub-classification or investment policies of one or more of the Portfolios, or to approve or disapprove an investment management policy. In addition, the Company itself may disregard voting instructions that would require changes in the investment policies or investment adviser, provided that the Company reasonably disapproves such changes in accordance with applicable federal regulations. If the Company does disregard voting instructions, it will advise policyowners of that action and its reasons for such action in the next communication to policyowners.

SUBSTITUTION OF PORTFOLIO SHARES

Although we believe it to be unlikely, it is possible that in the judgment of the management of the Company, one or more of the Portfolios may become unsuitable for investment by the Separate Account because of a change in investment policy or a change in the applicable laws or regulations, because the shares are no longer available for investment, or for some other reason. In that event, the Company may seek to substitute the shares of another Portfolio or of an entirely different mutual fund. Before this can be done, the approval of the SEC. and one or more state insurance departments may be required.


The Company also reserves the right (i) to combine other separate accounts with the Separate Account, (ii) to create new separate accounts, (iii) to establish additional sub-accounts within the Separate Account to invest in additional portfolios of the Trust or another management investment company, (iv) to eliminate existing sub-accounts and to stop accepting new allocations and transfers into the corresponding portfolio, (v) to combine sub-accounts or to transfer assets in one sub-account to another sub-account or (vi) to transfer assets from the Separate Account to another separate account and from another separate account to the Separate Account. The Company also reserves the right to operate the Separate Account as a management investment company or other form permitted by law, and to de-register the Separate Account under the 1940 Act. Any such change would be made only if permissible under applicable federal and state law.

RECORDS AND ACCOUNTS

The Service Office will perform administrative functions, such as decreases, increases, surrenders and partial withdrawals, and fund transfers on behalf of the Company.

All records and accounts relating to the Separate Account and the Portfolios will be maintained by the Company. All financial transactions will be handled by the Company. All reports required to be made and information required to be given will be provided by the Company.

STATE REGULATIONS

The Company is subject to the regulation and supervision by the Michigan Department of Insurance, which periodically examines its financial condition and operations. It is also subject to the insurance laws and regulations of all jurisdictions in which it is authorized to do business. The Policies have been filed with insurance officials, and meet all standards set by law, in each jurisdiction where they are sold.

The Company is required to submit annual statements of its operations, including financial statements, to the insurance departments of the various jurisdictions in which it does business for the purposes of determining solvency and compliance with local insurance laws and regulations.

LITIGATION

No litigation is pending that would have a material effect upon the Separate Account or the Trust.

INDEPENDENT AUDITORS


The consolidated financial statements of The Manufacturers Life Insurance Company of America at December 31, 2000 and 1999, and for each of the three years ended December 31, 2000 and the financial statements of Separate Account Three of The Manufacturers Life Insurance Company of America at December 31, 2000 and 1999, and for each of the two years ended December 31, 2000, appearing in this Prospectus and Registration Statement have been audited by Ernst & Young LLP, independent auditors, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.

FURTHER INFORMATION

A registration statement under the Securities Act of 1933 has been filed with the SEC. relating to the offering described in this prospectus. This prospectus does not include all the information set forth in the registration statement. The omitted information may be obtained from the SEC's principal office in Washington D.C. upon payment of the prescribed fee. The SEC also maintains a Web site that contains reports, proxy and information statements and other information regarding registrants that file electronically with the SEC which is located at http://www.sec.gov.

For further information you may also contact the Company's Home Office, the address and telephone number of which are on the first page of the prospectus.

OFFICERS AND DIRECTORS

The directors and executive officers of the Company, together with their principal occupations during the past five years, are as follows:


                               POSITION WITH
                               MANUFACTURERS LIFE
NAME                           OF AMERICA                             PRINCIPAL OCCUPATION
----                           ------------------                     --------------------
Sandra M. Cotter  (38)*        Director                               Attorney, Dykema Gossett, PLLC, 1989 to present.
                               (since December 1992)

James D. Gallagher  (46)**     Director (since May 1996), Secretary   President, Manufacturers Investment Trust, February
                               and General Counsel                    2001 to Present, President, The Manufacturers Life
                                                                      Insurance Company of New York, August 1999 to Present, Vice
                                                                      President, Secretary and General Counsel, The Manufacturers
                                                                      Life Insurance Company (USA), January 1997 to present;
                                                                      Secretary and General Counsel, Manufacturers Adviser
                                                                      Corporation, January 1997 to present; Vice President, Chief
                                                                      Legal Officer and Government Relations-U.S. Operations, The
                                                                      Manufacturers Life Insurance Company, January 1996 to
                                                                      present; Vice President, Secretary and General Counsel, The
                                                                      Manufacturers Life Insurance Company of North America, 1994
                                                                      to present.

Donald A. Guloien  (44)***     Director (since August 1990) and       Executive Vice President, Business Development, The
                               President                              Manufacturers Life Insurance Company, January 1999 to
                                                                      present, Senior Vice President, Business Development,
                                                                      The Manufacturers Life Insurance Company, 1994 to
                                                                      December 1998.

James O'Malley  (55)***        Director (since November 1998)         Senior Vice President, U.S. Pensions, The Manufacturers
                                                                      Life Insurance Company, January 1999 to present; Vice
                                                                      President, Systems New Business Pensions, The Manufacturers
                                                                      Life Insurance Company, 1984 to December 1998.

Joseph J. Pietroski  (62)***   Director (since July 1992)             Senior Vice President  and Corporate Secretary, The
                                                                      Manufacturers Life Insurance Company, 1999 to present.
                                                                      Senior Vice President, General Counsel and Corporate
                                                                      Secretary, The

                               POSITION WITH
                               MANUFACTURERS LIFE
NAME                           OF AMERICA                             PRINCIPAL OCCUPATION
----                           ------------------                     --------------------
                                                                      Manufacturers Life Insurance Company, 1988 to 1999.

John D. Richardson (63)***     Director (since January 1995) and      Senior Executive Vice President, The Manufacturers Life
                               Chairman                               Insurance Company; January 1999 to present; Executive
                                                                      Vice President, U.S. Operations, The Manufacturers Life
                                                                      Insurance Company, November 1997 to December 1998;
                                                                      Senior Vice President and General Manager, U.S.
                                                                      Operations, The Manufacturers Life Insurance Company,
                                                                      January 1995 to October 1997.

Victor Apps (53)***            Vice President, Asia                   Executive Vice President, Asia Operations, The
                                                                      Manufacturers Life Insurance Company, November 1997 to
                                                                      present; Senior Vice President and General Manager,
                                                                      Greater China Division, The Manufacturers Life
                                                                      Insurance Company, 1995 to 1997; Vice President and
                                                                      General Manager, Greater China Division, The
                                                                      Manufacturers Life Insurance Company, 1993 to 1995

Felix Chee (54)***             Vice President, Investments            Executive Vice President & Chief Investment Officer,
                                                                      The Manufacturers Life Insurance Company; November
                                                                      1997 to present; Chief Investment Officer, The
                                                                      Manufacturers Life Insurance Company, June 1997 to
                                                                      present, Senior Vice President and Treasurer, The
                                                                      Manufacturers Life Insurance Company, August 1994 to
                                                                      May 1997.

Robert A. Cook  (46)**         Vice President, Marketing              Senior Vice President, U.S. Individual Insurance, The
                                                                      Manufacturers Life Insurance Company, January 1999 to
                                                                      present; Vice President, Product Management, The
                                                                      Manufacturers Life Insurance Company, January 1996 to
                                                                      December 1998; Sales and Marketing Director, The
                                                                      Manufacturers Life Insurance Company, 1994 to 1995.

John Ostler (48)***            Vice President, Chief Financial        Vice President, Chief Financial Officer and Appointed
                               Officer and Appointed Actuary          Actuary, U.S. Operations, The Manufacturers Life
                                                                      Insurance Company, October 1, 2000 to present; Vice
                                                                      President and Corporate Actuary, The Manufacturers Life
                                                                      Insurance Company, March 1998 to September 2000; Vice
                                                                      President & CFO U.S. Individual Insurance, The Manufacturers
                                                                      Life Insurance Company, 1992 to March 1998; Vice President,
                                                                      U.S. Insurance Products, The Manufacturers Life Insurance
                                                                      Company, 1990 - 1992; Assistant Vice President & Pricing
                                                                      Actuary, U.S. Insurance,

                               POSITION WITH
                               MANUFACTURERS LIFE                     PRINCIPAL OCCUPATION
NAME                           OF AMERICA                             THE MANUFACTURERS LIFE INSURANCE COMPANY, 1988-1990.
----                           ------------------                     ----------------------------------------------------

Denis Turner (45)***           Vice President and                     Vice President and Treasurer, The Manufacturers Life
                               Treasurer                              Insurance Company of America, May 1999 to present; Vice
                                                                      President & Chief Accountant, U.S. Division, The Manufacturers
                                                                      Life Insurance Company, May 1999 to present; Assistant Vice
                                                                      President, Financial Operations, Reinsurance Division,
                                                                      The Manufacturers Life Insurance Company, February 1998
                                                                      to April 1999; Assistant Vice President & Controller,
                                                                      Reinsurance Division, The Manufacturers Life Insurance
                                                                      Company, November 1995, to January 1998, Assistant Vice
                                                                      President, Corporate Controllers, The Manufacturers Life
                                                                      Insurance Company, January 1989 to October 1995.


*Principal business address is Dykema Gossett, 800 Michigan National Tower, Lansing, Michigan 48933.

**Principal business address is Manulife Financial, 73 Tremont Street, Boston, MA 02108.


***Principal business address is Manulife Financial, 200 Bloor Street, Toronto, Ontario Canada M4W 1E5.

                                   APPENDIX A
                                   DEFINITIONS

Additional Rating

is an increase to the Cost of Insurance Rate for insureds who do not meet, at a minimum, the Company's underwriting requirements for the standard Risk Classification.

Age

on any date is the Life Insured's age on his or her nearest birthday. If no specific date is mentioned, Age means the Life Insured's age on the Policy Anniversary nearest to the birthday.

Attained Age

on any date is the Age at issue plus the number of whole years that have elapsed since the Policy Date. In the case of a Survivorship Policy, Attained Age is based on the youngest Life Insured at issue of the Policy.

Business Day

is any day that the New York Stock Exchange is open for business. A Business Day ends at the close of regularly scheduled day-time trading of the New York Stock Exchange on that day.

Cash Surrender Value

is the Policy Value less the sum of (a) the Surrender Charge and (b) any outstanding Monthly Deductions due.

The Company (or "we," "us" or "our")

refers to The Manufacturers Life Insurance Company of America.

Earnings

is an amount calculated in relation to a loan and free withdrawals. The amount is calculated as of the date the Company receives the request for the loan or the free withdrawal and is equal to the Policy Value less the sum of (a) the value of any Policy Debt and (b) total premiums paid.

Effective Date

is the date the underwriters approve issuance of the Policy. If the Policy is approved without the initial premium, the Effective Date will be the date the Company receives at least the minimum initial premium at our Service Office. In either case, the Company will take the first Monthly Deduction on the Effective Date.

Fixed Account

is that part of the Policy Value which reflects the value the policyowner has in the general account of the Company.

Guideline Single Premium

is the maximum premium that can be paid under the Guideline Premium Test (described under "Life Insurance Qualification") which will still allow the Policy to qualify as life insurance for tax purposes under Section 7702 of the Code.

Investment Account

is that part of the Policy Value which reflects the value the policyowner has in one of the sub-accounts of the Separate Account.

Issue Date

is the date the Company issued the Policy. The Issue Date is also the date from which the Suicide and Validity provisions of the Policy are measured.

Life Insured

is the person or persons whose life (or lives) is (are) covered by the Policy. In the case of a Survivorship Policy, all provisions of the Policy which are based on the death of the Life Insured will be based on the death of the last survivor of the persons so named and reference to the youngest of the Life Insured means the youngest person insured under the Policy when it is first issued.

Loan Account

is that part of the Policy Value which reflects the value transferred from the Fixed Account or the Investment Accounts as collateral for a policy loan.

Maturity Date

is the date shown in the Policy. In the case of a Single Life Policy, it is the Policy Anniversary nearest Attained Age 100 of the Life Insured. In the case of a Survivorship Policy, it is the Policy Anniversary nearest Attained Age 100 of the youngest of the Life Insured at issue. The Maturity Date may be extended pursuant to the Maturity Advantage Option described under "Maturity Date."

Net Cash Surrender Value

is the Cash Surrender Value less the Policy Debt.

Net Policy Value

is the Policy Value less the value in the Loan Account.

Net Premium

is the gross premium paid less the Premium Charge. It is the amount of premium allocated to the Fixed Account and/or Investment Accounts.

Policy Date

is the date coverage takes effect under the Policy, provided the underwriting process has been completed to the Company's satisfaction and the Company has received the minimum initial premium at its Service Office, and is the date from which charges for the first monthly deduction are calculated, and the date from which Policy Years, Policy Months, and Policy Anniversaries are determined.

Policy Debt

as of any date equals (a) plus (b) plus (c) minus (d), where:

      (a)   is the total amount of loans borrowed as of such date;

      (b) is the total amount of any unpaid loan interest charges which have been borrowed against the policy on a Policy Anniversary;

      (c) is any interest charges accrued from the last Policy Anniversary to the current date; and

      (d)   is the total amount of loan repayments as of such date.

Policy Value

is the sum of the values in the Loan Account, the Fixed Account, and the Investment Accounts.

Single Life Policy

is a modified single premium variable life insurance policy offered on a single life basis under the Policy described in this Prospectus.

Separate Account

refers to Separate Account Three of the Company.

Service Office Address

is 200 Bloor Street East, Toronto, Ontario, Canada M4W 1E5.

Surrender Charge Period

is the period following the Issue Date during which the Company will assess surrender charges. Surrender charges will apply during this period if the Policy terminates due to default, if the policyowner surrenders the Policy or makes a partial withdrawal.

Survivorship Policy

is a modified single premium survivorship variable life insurance policy offered on a survivorship basis under the Policy described in this Prospectus.

Written Request

is the policyowner's request to the Company which must be in a form satisfactory to the Company, signed and dated by the policyowner, and received at the Service Office.

                                   APPENDIX B
SAMPLE ILLUSTRATIONS OF POLICY VALUES, CASH SURRENDER VALUES AND DEATH BENEFITS

The following tables have been prepared to help show how values under the Policy change with investment performance. The tables are based on initial premiums of $25,000 and $100,000. A male age 55 and a female age 55 are illustrated for the single life Policy. A male age 55 and female age 50 are illustrated for the last survivorship Policy.

The tables include both Policy Values and Cash Surrender Values as well as Death Benefits. The Policy Value is the sum of the values in the Investment Accounts, as the tables assume no values in the Fixed Account or Loan Account. The Cash Surrender Value is the Policy Value less any applicable surrender charges. The tables illustrate how Policy Values and Cash Surrender Values, which reflect all applicable charges and deductions, and Death Benefits of the Policy on an insured of given age would vary over time if the return on the assets of the Portfolios was a uniform, gross, after-tax, annual rate of 0%, 6% or 12%. The Policy Values, Death Benefits and Cash Surrender Values would be different from those shown if the returns averaged 0%, 6% or 12%, but fluctuated over and under those averages throughout the years. The charges reflected in the tables include those for deductions from premiums, surrender charges, and monthly deductions.


The amounts shown for the Policy Value, Death Benefit and Cash Surrender Value as of each Policy Year reflect the fact that the net investment return on the assets held in the sub-accounts is lower than the gross, after-tax return. This is because the expenses and fees borne by Manufacturers Investment Trust are deducted from the gross return. The illustrations reflect a simple average of those Portfolios' current expenses, which is approximately 0.981% per annum. The gross annual rates of return of 0%, 6% and 12% correspond to approximate net annual rates of return of 0.976%, 4.965% and 10.907%. The expense of the Portfolios may fluctuate from year to year but are assumed to remain constant for purposes of these tables. The illustrations reflect the current expense reimbursement in effect for the Lifestyle Trusts and the Index Trusts. In the absence of such expense reimbursement, the average of the Portfolio's current expenses would have been 0.991% per annum and the gross annual rates of return of 0%, 6% and 12% would have corresponded to approximate net annual rates of return of 0.986%, 4.955% and 10.896%. The expense reimbursement for certain of the Trust portfolios (as described in the "Trust Annual Expense" table) is expected to remain in effect during the fiscal year ended December 31, 2001. Were the expense reimbursement to terminate, the average of the Portfolios' current expenses would be higher and the approximate net annual rates of return would be lower.


The tables assume that no premiums have been allocated to the Fixed Account, that planned premiums are paid on the Policy Anniversary and that no transfers, partial withdrawals, Policy loans, changes in death benefit options or changes in face amount have been made. The tables reflect the fact that no charges for federal, state or local taxes are currently made against the Separate Account. If such a charge is made in the future, it would take a higher gross rate of return to produce after-tax returns of 0%, 6% and 12% than it does now.

There are two tables shown for both a single life and survivorship Policy, one based on current cost of insurance charges assessed by the Company and the other based on the maximum cost of insurance charges based on the 1980 Commissioners Smoker Distinct Mortality Tables. Current cost of insurance charges are not guaranteed and may be changed. Upon request, Manufacturers Life of America will furnish a comparable illustration based on the proposed life insured's issue age, sex (unless unisex rates are required by law, or are requested) and risk classes and any additional ratings, face amount and planned premium requested.

From time to time, in advertisements or sales literature for the Policies that quote performance data of one or more of the Portfolios, the Company may include Cash Surrender Values and Death Benefit figures computed using the same methodology as that used in the following illustrations, but with the average annual total return of the Portfolio for which performance data is shown in the advertisement replacing the hypothetical rates of return shown in the following tables. This information may be shown in the form of graphs, charts, tables and examples.

The Policies have been offered to the public only since approximately September, 1999. However, total return data may be advertised for as long a period of time as the underlying Portfolio has been in existence. The results for any period prior to the Policies' being offered would be calculated as if the Policies had been offered during that period of time, with all charges assumed to be those applicable to the Policies.

         ILLUSTRATIONS FOR SINGLE PREMIUM VARIABLE LIFE INSURANCE POLICY

                  SINGLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                          MALE NON-SMOKER ISSUE AGE 55
                         $25,000 PLANNED SINGLE PREMIUM
                               $73,724 FACE AMOUNT
                            ASSUMING CURRENT CHARGES


                             0% Hypothetical               6% Hypothetical                   12% Hypothetical
                         Gross Investment Return       Gross Investment Return           Gross Investment Return
                         -----------------------       -----------------------           -----------------------
  End Of  Accumulated                 Cash                          Cash                               Cash
  Policy     Premiums    Policy  Surrender    Death    Policy  Surrender     Death       Policy   Surrender         Death
Year (1)          (2)     Value      Value  Benefit     Value      Value   Benefit        Value       Value       Benefit
       1       26,250    24,222     22,249   73,724    25,682     23,577    73,724       27,143      24,904        73,724
       2       27,563    23,421     21,730   73,724    26,351     24,423    73,724       29,453      27,433        73,724
       3       28,941    22,596     21,172   73,724    27,007     25,271    73,724       31,951      30,181        73,724
       4       30,388    21,734     20,564   73,724    27,639     26,118    73,724       34,651      33,130        73,724
       5       31,907    20,831     19,899   73,724    28,245     26,974    73,724       37,573      36,302        73,724
       6       33,502    19,897     19,186   73,724    28,835     27,814    73,724       40,757      39,736        73,724
       7       35,178    18,925     18,419   73,724    29,405     28,634    73,724       44,231      43,489        73,724
       8       36,936    17,911     17,661   73,724    29,953     29,547    73,724       48,030      47,624        73,724
       9       38,783    16,850     16,833   73,724    30,476     30,445    73,724       52,195      52,164        73,724
      10       40,722    15,725     15,725   73,724    30,962     30,962    73,724       56,769      56,769        73,724
      15       51,973     9,559      9,559   73,724    34,534     34,534    73,724       91,339      91,339       105,953
      20       66,332     1,170      1,170   73,724    37,960     37,960    73,724      147,716     147,716       158,056
      25       84,659     0 (3)      0 (3)   73,724    40,192     40,192    73,724      240,020     240,020       252,021
      30      108,049     0 (3)      0 (3)   73,724    38,317     38,317    73,724      387,931     387,931       407,328
      35      137,900     0 (3)      0 (3)   73,724    24,775     24,775    73,724      621,246     621,246       652,308
      40      176,000     0 (3)      0 (3)   73,724     0 (3)      0 (3)    73,724      998,392     998,392     1,008,376
      45      224,625     0 (3)      0 (3)   73,724     0 (3)      0 (3)    73,724    1,639,907   1,639,907     1,639,907

(1) All values shown are as of the end of the policy year indicated, have been rounded to the nearest dollar, and assume that (a) no policy loan has been made, (b) no partial withdrawal of the Cash Surrender Value has been made, and (c) no premiums have been allocated to the Fixed Account.

(2)      Assumes net interest of 5% compounded annually.

(3) In the absence of additional premium payments, the Policy will lapse, unless the Lapse Protection Benefit is in effect.

The policy value, cash surrender value and the death benefit will differ if premiums are paid in different amounts or frequencies. It is emphasized that the hypothetical investment returns are illustrative only and should not be deemed a representation of past or future results. Actual investment returns may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the policyowner, and the investment returns for the funds of Manufacturers Investment Trust. The policy value, cash surrender value and death benefit for a policy would be different from those shown if actual rates of investment return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual policy years. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

                  SINGLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                          MALE NON-SMOKER ISSUE AGE 55
                         $25,000 PLANNED SINGLE PREMIUM
                               $73,724 FACE AMOUNT
                            ASSUMING MAXIMUM CHARGES

                             0% Hypothetical               6% Hypothetical                   12% Hypothetical
                         Gross Investment Return       Gross Investment Return           Gross Investment Return
                         -----------------------       -----------------------           -----------------------
  End Of  Accumulated                 Cash                          Cash                               Cash
  Policy     Premiums    Policy  Surrender    Death    Policy  Surrender     Death       Policy   Surrender         Death
Year (1)          (2)     Value      Value  Benefit     Value      Value   Benefit        Value       Value       Benefit
       1       26,250    24,222     22,249   73,724    25,682     23,577    73,724       27,143      24,904        73,724
       2       27,563    23,143     21,474   73,724    26,076     24,171    73,724       29,183      27,162        73,724
       3       28,941    22,036     20,652   73,724    26,446     24,750    73,724       31,395      29,624        73,724
       4       30,388    20,897     19,778   73,724    26,788     25,310    73,724       33,797      32,276        73,724
       5       31,907    19,717     18,842   73,724    27,095     25,844    73,724       36,409      35,138        73,724
       6       33,502    18,488     17,835   73,724    27,360     26,345    73,724       39,254      38,234        73,724
       7       35,178    17,200     16,747   73,724    27,578     26,807    73,724       42,362      41,595        73,724
       8       36,936    15,841     15,624   73,724    27,736     27,330    73,724       45,761      45,355        73,724
       9       38,783    14,394     14,379   73,724    27,822     27,791    73,724       49,491      49,460        73,724
      10       40,722    12,843     12,843   73,724    27,823     27,823    73,724       53,597      53,597        73,724
      15       51,973     3,272      3,272   73,724    27,597     27,597    73,724       85,218      85,218        98,853
      20       66,332     0 (3)      0 (3)   73,724    22,343     22,343    73,724      136,275     136,275       145,814
      25       84,659     0 (3)      0 (3)   73,724     3,615      3,615    73,724      219,348     219,348       230,316
      30      108,049     0 (3)      0 (3)   73,724     0 (3)      0 (3)    73,724      349,743     349,743       367,230
      35      137,900     0 (3)      0 (3)   73,724     0 (3)      0 (3)    73,724      549,239     549,239       576,701
      40      176,000     0 (3)      0 (3)   73,724     0 (3)      0 (3)    73,724      869,636     869,636       878,333
      45      224,625     0 (3)      0 (3)   73,724     0 (3)      0 (3)    73,724    1,428,345   1,428,345     1,428,345

(1) All values shown are as of the end of the policy year indicated, have been rounded to the nearest dollar, and assume that (a) no policy loan has been made, (b) no partial withdrawal of the Cash Surrender Value has been made, and (c) no premiums have been allocated to the Fixed Account.

(2)      Assumes net interest of 5% compounded annually.

(3) In the absence of additional premium payments, the Policy will lapse, unless the Lapse Protection Benefit is in effect.

The policy value, cash surrender value and the death benefit will differ if premiums are paid in different amounts or frequencies. It is emphasized that the hypothetical investment returns are illustrative only and should not be deemed a representation of past or future results. Actual investment returns may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the policyowner, and the investment returns for the funds of Manufacturers Investment Trust. The policy value, cash surrender value and death benefit for a policy would be different from those shown if actual rates of investment return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual policy years. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

                  SINGLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                          MALE NON-SMOKER ISSUE AGE 55
                         $100,000 PLANNED SINGLE PREMIUM
                              $305,427 FACE AMOUNT
                            ASSUMING CURRENT CHARGES

                             0% Hypothetical               6% Hypothetical                   12% Hypothetical
                         Gross Investment Return       Gross Investment Return           Gross Investment Return
                         -----------------------       -----------------------           -----------------------
  End Of  Accumulated                 Cash                          Cash                               Cash
  Policy     Premiums    Policy  Surrender    Death    Policy  Surrender     Death       Policy   Surrender         Death
Year (1)          (2)     Value      Value  Benefit     Value      Value   Benefit        Value       Value       Benefit
       1      105,000    97,133     89,218  305,427   102,982     94,536   305,427      108,831      99,854       305,427
       2      110,250    94,160     87,357  305,427   105,911     98,158   305,427      118,350     110,267       305,427
       3      115,763    91,077     85,334  305,427   108,788    101,790   305,427      128,638     121,554       305,427
       4      121,551    87,835     83,100  305,427   111,572    105,489   305,427      139,748     133,664       305,427
       5      127,628    84,411     80,628  305,427   114,250    109,166   305,427      151,771     146,688       305,427
       6      134,010    80,854     77,961  305,427   116,868    112,785   305,427      164,867     160,783       305,427
       7      140,710    77,134     75,064  305,427   119,408    116,324   305,427      179,149     176,066       305,427
       8      147,746    73,235     72,207  305,427   121,860    120,235   305,427      194,764     193,139       305,427
       9      155,133    69,133     69,060  305,427   124,214    124,089   305,427      211,875     211,750       305,427
      10      162,889    64,762     64,762  305,427   126,421    126,421   305,427      230,658     230,658       305,427
      15      207,893    40,636     40,636  305,427   142,230    142,230   305,427      372,783     372,783       432,428
      20      265,330     7,373      7,373  305,427   157,783    157,783   305,427      604,665     604,665       646,992
      25      338,635     0 (3)      0 (3)  305,427   169,038    169,038   305,427      984,309     984,309     1,033,524
      30      432,194     0 (3)      0 (3)  305,427   164,891    164,891   305,427    1,592,684   1,592,684     1,672,318
      35      551,602     0 (3)      0 (3)  305,427   117,387    117,387   305,427    2,552,371   2,552,371     2,679,990
      40      703,999     0 (3)      0 (3)  305,427     0 (3)      0 (3)   305,427    4,103,666   4,103,666     4,144,703
      45      898,501     0 (3)      0 (3)  305,427     0 (3)      0 (3)   305,427    6,742,291   6,742,291     6,742,291

(1) All values shown are as of the end of the policy year indicated, have been rounded to the nearest dollar, and assume that (a) no policy loan has been made, (b) no partial withdrawal of the Cash Surrender Value has been made, and (c) no premiums have been allocated to the Fixed Account.

(2)      Assumes net interest of 5% compounded annually.

(3) In the absence of additional premium payments, the Policy will lapse, unless the Lapse Protection Benefit is in effect.

The policy value, cash surrender value and the death benefit will differ if premiums are paid in different amounts or frequencies. It is emphasized that the hypothetical investment returns are illustrative only and should not be deemed a representation of past or future results. Actual investment returns may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the policyowner, and the investment returns for the funds of Manufacturers Investment Trust. The policy value, cash surrender value and death benefit for a policy would be different from those shown if actual rates of investment return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual policy years. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

                  SINGLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                          MALE NON-SMOKER ISSUE AGE 55
                         $100,000 PLANNED SINGLE PREMIUM
                              $305,427 FACE AMOUNT
                            ASSUMING MAXIMUM CHARGES

                             0% Hypothetical               6% Hypothetical                   12% Hypothetical
                         Gross Investment Return       Gross Investment Return           Gross Investment Return
                         -----------------------       -----------------------           -----------------------
  End Of  Accumulated                 Cash                          Cash                               Cash
  Policy     Premiums    Policy  Surrender    Death    Policy  Surrender     Death       Policy   Surrender         Death
Year (1)          (2)     Value      Value  Benefit     Value      Value   Benefit        Value       Value       Benefit
       1      105,000    97,133     89,218  305,427   102,982    94,536    305,427      108,831      99,854       305,427
       2      110,250    92,990     86,282  305,427   104,753    97,093    305,427      117,208     109,125       305,427
       3      115,763    88,727     83,150  305,427   106,426    99,596    305,427      126,285     119,201       305,427
       4      121,551    84,321     79,800  305,427   107,987   102,026    305,427      136,137     130,053       305,427
       5      127,628    79,742     76,196  305,427   109,408   104,355    305,427      146,844     141,761       305,427
       6      134,010    74,953     72,301  305,427   110,663   106,579    305,427      158,503     154,420       305,427
       7      140,710    69,916     68,068  305,427   111,720   108,636    305,427      171,225     168,142       305,427
       8      147,746    64,577     63,690  305,427   112,536   110,911    305,427      185,137     183,512       305,427
       9      155,133    58,873     58,812  305,427   113,060   112,935    305,427      200,388     200,263       305,427
      10      162,889    52,732     52,732  305,427   113,234   113,234    305,427      217,163     217,163       305,427
      15      207,893    14,518     14,518  305,427   113,150   113,150    305,427      346,680     346,680       402,149
      20      265,330     0 (3)      0 (3)  305,427    92,530    92,530    305,427      556,165     556,165       595,097
      25      338,635     0 (3)      0 (3)  305,427    16,876    16,876    305,427      896,989     896,989       941,839
      30      432,194     0 (3)      0 (3)  305,427     0 (3)     0 (3)    305,427    1,431,995   1,431,995     1,503,595
      35      551,602     0 (3)      0 (3)  305,427     0 (3)     0 (3)    305,427    2,250,582   2,250,582     2,363,112
      40      703,999     0 (3)      0 (3)  305,427     0 (3)     0 (3)    305,427    3,565,240   3,565,240     3,600,893
      45      898,501     0 (3)      0 (3)  305,427     0 (3)     0 (3)    305,427    5,857,584   5,857,584     5,857,584

(1) All values shown are as of the end of the policy year indicated, have been rounded to the nearest dollar, and assume that (a) no policy loan has been made, (b) no partial withdrawal of the Cash Surrender Value has been made, and (c) no premiums have been allocated to the Fixed Account.

(2)      Assumes net interest of 5% compounded annually.

(3) In the absence of additional premium payments, the Policy will lapse, unless the Lapse Protection Benefit is in effect.

The policy value, cash surrender value and the death benefit will differ if premiums are paid in different amounts or frequencies. It is emphasized that the hypothetical investment returns are illustrative only and should not be deemed a representation of past or future results. Actual investment returns may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the policyowner, and the investment returns for the funds of Manufacturers Investment Trust. The policy value, cash surrender value and death benefit for a policy would be different from those shown if actual rates of investment return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual policy years. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

                  SINGLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                         FEMALE NON-SMOKER ISSUE AGE 55
                         $25,000 PLANNED SINGLE PREMIUM
                               $86,857 FACE AMOUNT
                            ASSUMING CURRENT CHARGES

                             0% Hypothetical               6% Hypothetical                   12% Hypothetical
                         Gross Investment Return       Gross Investment Return           Gross Investment Return
                         -----------------------       -----------------------           -----------------------
  End Of  Accumulated                 Cash                          Cash                               Cash
  Policy     Premiums    Policy  Surrender    Death    Policy  Surrender     Death       Policy   Surrender         Death
Year (1)          (2)     Value      Value  Benefit     Value      Value   Benefit        Value       Value       Benefit
       1       26,250    24,236     22,262   86,857    25,697    23,590     86,857       27,157      24,917        86,857
       2       27,563    23,450     21,757   86,857    26,380    24,450     86,857       29,481      27,460        86,857
       3       28,941    22,638     21,211   86,857    27,047    25,308     86,857       31,988      30,217        86,857
       4       30,388    21,793     20,619   86,857    27,692    26,171     86,857       34,695      33,174        86,857
       5       31,907    20,903     19,967   86,857    28,305    27,035     86,857       37,616      36,345        86,857
       6       33,502    19,980     19,266   86,857    28,898    27,877     86,857       40,787      39,766        86,857
       7       35,178    19,023     18,513   86,857    29,470    28,699     86,857       44,238      43,497        86,857
       8       36,936    18,029     17,776   86,857    30,020    29,613     86,857       48,003      47,596        86,857
       9       38,783    17,016     16,998   86,857    30,563    30,531     86,857       52,128      52,097        86,857
      10       40,722    15,975     15,975   86,857    31,092    31,092     86,857       56,653      56,653        86,857
      15       51,973    11,140     11,140   86,857    35,491    35,491     86,857       91,377      91,377       105,997
      20       66,332     5,400      5,400   86,857    40,507    40,507     86,857      148,589     148,589       158,991
      25       84,659     0 (3)      0 (3)   86,857    45,109    45,109     86,857      242,327     242,327       254,444
      30      108,049     0 (3)      0 (3)   86,857    46,880    46,880     86,857      393,657     393,657       413,339
      35      137,900     0 (3)      0 (3)   86,857    41,404    41,404     86,857      634,833     634,833       666,575
      40      176,000     0 (3)      0 (3)   86,857    15,767    15,767     86,857    1,025,847   1,025,847     1,036,105
      45      224,625     0 (3)      0 (3)   86,857     0 (3)     0 (3)     86,857    1,685,019   1,685,019     1,685,019

(1) All values shown are as of the end of the policy year indicated, have been rounded to the nearest dollar, and assume that (a) no policy loan has been made, (b) no partial withdrawal of the Cash Surrender Value has been made, and (c) no premiums have been allocated to the Fixed Account.

(2)      Assumes net interest of 5% compounded annually.

(3) In the absence of additional premium payments, the Policy will lapse, unless the Lapse Protection Benefit is in effect.

The policy value, cash surrender value and the death benefit will differ if premiums are paid in different amounts or frequencies. It is emphasized that the hypothetical investment returns are illustrative only and should not be deemed a representation of past or future results. Actual investment returns may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the policyowner, and the investment returns for the funds of Manufacturers Investment Trust. The policy value, cash surrender value and death benefit for a policy would be different from those shown if actual rates of investment return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual policy years. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

                  SINGLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                         FEMALE NON-SMOKER ISSUE AGE 55
                         $25,000 PLANNED SINGLE PREMIUM
                               $86,857 FACE AMOUNT
                            ASSUMING MAXIMUM CHARGES

                             0% Hypothetical               6% Hypothetical                   12% Hypothetical
                         Gross Investment Return       Gross Investment Return           Gross Investment Return
                         -----------------------       -----------------------           -----------------------
  End Of  Accumulated                 Cash                          Cash                               Cash
  Policy     Premiums    Policy  Surrender    Death    Policy  Surrender     Death       Policy   Surrender         Death
Year (1)          (2)     Value      Value  Benefit     Value      Value   Benefit        Value       Value       Benefit
       1       26,250    24,236     22,262   86,857    25,697    23,590     86,857       27,157      24,917        86,857
       2       27,563    23,172     21,501   86,857    26,103    24,195     86,857       29,206      27,185        86,857
       3       28,941    22,097     20,709   86,857    26,497    24,797     86,857       31,434      29,663        86,857
       4       30,388    21,010     19,884   86,857    26,881    25,398     86,857       33,864      32,343        86,857
       5       31,907    19,911     19,026   86,857    27,254    25,995     86,857       36,516      35,245        86,857
       6       33,502    18,791     18,126   86,857    27,609    26,588     86,857       39,412      38,391        86,857
       7       35,178    17,645     17,178   86,857    27,940    27,169     86,857       42,575      41,810        86,857
       8       36,936    16,458     16,231   86,857    28,237    27,831     86,857       46,030      45,624        86,857
       9       38,783    15,215     15,199   86,857    28,486    28,455     86,857       49,805      49,773        86,857
      10       40,722    13,899     13,899   86,857    28,674    28,674     86,857       53,934      53,934        86,857
      15       51,973     6,435      6,435   86,857    30,041    30,041     86,857       85,899      85,899        99,643
      20       66,332     0 (3)      0 (3)   86,857    28,563    28,563     86,857      138,598     138,598       148,300
      25       84,659     0 (3)      0 (3)   86,857    18,688    18,688     86,857      224,467     224,467       235,690
      30      108,049     0 (3)      0 (3)   86,857     0 (3)     0 (3)     86,857      360,692     360,692       378,726
      35      137,900     0 (3)      0 (3)   86,857     0 (3)     0 (3)     86,857      571,205     571,205       599,765
      40      176,000     0 (3)      0 (3)   86,857     0 (3)     0 (3)     86,857      907,948     907,948       917,027
      45      224,625     0 (3)      0 (3)   86,857     0 (3)     0 (3)     86,857    1,491,295   1,491,295     1,491,295

(1) All values shown are as of the end of the policy year indicated, have been rounded to the nearest dollar, and assume that (a) no policy loan has been made, (b) no partial withdrawal of the Cash Surrender Value has been made, and (c) no premiums have been allocated to the Fixed Account.

(2)      Assumes net interest of 5% compounded annually.

(3) In the absence of additional premium payments, the Policy will lapse, unless the Lapse Protection Benefit is in effect.

The policy value, cash surrender value and the death benefit will differ if premiums are paid in different amounts or frequencies. It is emphasized that the hypothetical investment returns are illustrative only and should not be deemed a representation of past or future results. Actual investment returns may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the policyowner, and the investment returns for the funds of Manufacturers Investment Trust. The policy value, cash surrender value and death benefit for a policy would be different from those shown if actual rates of investment return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual policy years. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

                  SINGLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                         FEMALE NON-SMOKER ISSUE AGE 55
                         $100,000 PLANNED SINGLE PREMIUM
                              $360,771 FACE AMOUNT
                            ASSUMING CURRENT CHARGES

                             0% Hypothetical               6% Hypothetical                   12% Hypothetical
                         Gross Investment Return       Gross Investment Return           Gross Investment Return
                         -----------------------       -----------------------           -----------------------
  End Of  Accumulated                 Cash                          Cash                               Cash
  Policy     Premiums    Policy  Surrender    Death    Policy  Surrender     Death       Policy   Surrender         Death
Year (1)          (2)     Value      Value  Benefit     Value      Value   Benefit        Value       Value       Benefit
       1      105,000    97,193     89,273  360,771   103,042    94,591    360,771      108,892      99,909       360,771
       2      110,250    94,282     87,469  360,771   106,031    98,268    360,771      118,467     110,384       360,771
       3      115,763    91,252     85,497  360,771   108,955   101,946    360,771      128,794     121,711       360,771
       4      121,551    88,079     83,329  360,771   111,795   105,711    360,771      139,938     133,855       360,771
       5      127,628    84,709     80,912  360,771   114,503   109,420    360,771      151,956     146,872       360,771
       6      134,010    81,196     78,289  360,771   117,131   113,048    360,771      165,000     160,917       360,771
       7      140,710    77,533     75,450  360,771   119,676   116,593    360,771      179,191     176,108       360,771
       8      147,746    73,710     72,675  360,771   122,133   120,508    360,771      194,664     193,039       360,771
       9      155,133    69,804     69,729  360,771   124,569   124,444    360,771      211,619     211,494       360,771
      10      162,889    65,776     65,776  360,771   126,958   126,958    360,771      230,210     230,210       360,771
      15      207,893    47,113     47,113  360,771   146,188   146,188    360,771      372,827     372,827       432,479
      20      265,330    24,677     24,677  360,771   168,270   168,270    360,771      608,057     608,057       650,621
      25      338,635     0 (3)      0 (3)  360,771   189,079   189,079    360,771      993,456     993,456     1,043,129
      30      432,194     0 (3)      0 (3)  360,771   199,123   199,123    360,771    1,615,657   1,615,657     1,696,440
      35      551,602     0 (3)      0 (3)  360,771   181,787   181,787    360,771    2,607,298   2,607,298     2,737,663
      40      703,999     0 (3)      0 (3)  360,771    89,363    89,363    360,771    4,215,023   4,215,023     4,257,173
      45      898,501     0 (3)      0 (3)  360,771     0 (3)     0 (3)    360,771    6,925,265   6,925,265     6,925,265

(1) All values shown are as of the end of the policy year indicated, have been rounded to the nearest dollar, and assume that (a) no policy loan has been made, (b) no partial withdrawal of the Cash Surrender Value has been made, and (c) no premiums have been allocated to the Fixed Account.

(2)      Assumes net interest of 5% compounded annually.

(3) In the absence of additional premium payments, the Policy will lapse, unless the Lapse Protection Benefit is in effect.

The policy value, cash surrender value and the death benefit will differ if premiums are paid in different amounts or frequencies. It is emphasized that the hypothetical investment returns are illustrative only and should not be deemed a representation of past or future results. Actual investment returns may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the policyowner, and the investment returns for the funds of Manufacturers Investment Trust. The policy value, cash surrender value and death benefit for a policy would be different from those shown if actual rates of investment return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual policy years. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

                  SINGLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                         FEMALE NON-SMOKER ISSUE AGE 55
                         $100,000 PLANNED SINGLE PREMIUM
                              $360,771 FACE AMOUNT
                            ASSUMING MAXIMUM CHARGES

                             0% Hypothetical               6% Hypothetical                   12% Hypothetical
                         Gross Investment Return       Gross Investment Return           Gross Investment Return
                         -----------------------       -----------------------           -----------------------
  End Of  Accumulated                 Cash                          Cash                               Cash
  Policy     Premiums    Policy  Surrender    Death    Policy  Surrender     Death       Policy   Surrender         Death
Year (1)          (2)     Value      Value  Benefit     Value      Value   Benefit        Value       Value       Benefit
       1      105,000    97,193     89,273  360,771   103,042    94,591    360,771      108,892      99,909       360,771
       2      110,250    93,113     86,395  360,771   104,863    97,195    360,771      117,305     109,222       360,771
       3      115,763    88,979     83,385  360,771   106,641    99,796    360,771      126,454     119,370       360,771
       4      121,551    84,794     80,244  360,771   108,381   102,396    360,771      136,425     130,342       360,771
       5      127,628    80,546     76,960  360,771   110,075   104,992    360,771      147,306     142,223       360,771
       6      134,010    76,211     73,507  360,771   111,702   107,619    360,771      159,184     155,100       360,771
       7      140,710    71,756     69,852  360,771   113,237   110,153    360,771      172,153     169,069       360,771
       8      147,746    67,129     66,201  360,771   114,633   113,008    360,771      186,313     184,688       360,771
       9      155,133    62,263     62,197  360,771   115,834   115,709    360,771      201,775     201,650       360,771
      10      162,889    57,093     57,093  360,771   116,786   116,786    360,771      218,682     218,682       360,771
      15      207,893    27,512     27,512  360,771   123,315   123,315    360,771      349,440     349,440       405,350
      20      265,330     0 (3)      0 (3)  360,771   118,269   118,269    360,771      565,606     565,606       605,198
      25      338,635     0 (3)      0 (3)  360,771    78,866    78,866    360,771      917,817     917,817       963,708
      30      432,194     0 (3)      0 (3)  360,771     0 (3)     0 (3)    360,771    1,476,609   1,476,609     1,550,439
      35      551,602     0 (3)      0 (3)  360,771     0 (3)     0 (3)    360,771    2,340,187   2,340,187     2,457,196
      40      703,999     0 (3)      0 (3)  360,771     0 (3)     0 (3)    360,771    3,721,585   3,721,585     3,758,801
      45      898,501     0 (3)      0 (3)  360,771     0 (3)     0 (3)    360,771    6,114,480   6,114,480     6,114,480

(1) All values shown are as of the end of the policy year indicated, have been rounded to the nearest dollar, and assume that (a) no policy loan has been made, (b) no partial withdrawal of the Cash Surrender Value has been made, and (c) no premiums have been allocated to the Fixed Account.

(2)      Assumes net interest of 5% compounded annually.

(3) In the absence of additional premium payments, the Policy will lapse, unless the Lapse Protection Benefit is in effect.

The policy value, cash surrender value and the death benefit will differ if premiums are paid in different amounts or frequencies. It is emphasized that the hypothetical investment returns are illustrative only and should not be deemed a representation of past or future results. Actual investment returns may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the policyowner, and the investment returns for the funds of Manufacturers Investment Trust. The policy value, cash surrender value and death benefit for a policy would be different from those shown if actual rates of investment return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual policy years. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

          ILLUSTRATIONS FOR SURVIVORSHIP VARIABLE LIFE INSURANCE POLICY

           SINGLE PREMIUM SURVIVORSHIP VARIABLE LIFE INSURANCE POLICY
                        MALE NON-SMOKER ISSUE AGE 55 AND
                         FEMALE NON-SMOKER ISSUE AGE 50
                         $25,000 PLANNED SINGLE PREMIUM
                              $136,940 FACE AMOUNT
                            ASSUMING CURRENT CHARGES

                             0% Hypothetical               6% Hypothetical                   12% Hypothetical
                         Gross Investment Return       Gross Investment Return           Gross Investment Return
                         -----------------------       -----------------------           -----------------------
  End Of  Accumulated                 Cash                          Cash                               Cash
  Policy     Premiums    Policy  Surrender    Death    Policy  Surrender     Death       Policy   Surrender         Death
Year (1)          (2)     Value      Value  Benefit     Value      Value   Benefit        Value       Value       Benefit
       1       26,250    24,324     22,342  136,940    25,786     23,671   136,940       27,248      25,000       136,940
       2       27,563    23,655     21,945  136,940    26,591     24,644   136,940       29,699      27,678       136,940
       3       28,941    22,991     21,540  136,940    27,414     25,650   136,940       32,369      30,598       136,940
       4       30,388    22,339     21,132  136,940    28,262     26,742   136,940       35,287      33,766       136,940
       5       31,907    21,696     20,720  136,940    29,135     27,865   136,940       38,474      37,203       136,940
       6       33,502    21,061     20,303  136,940    30,033     29,012   136,940       41,955      40,935       136,940
       7       35,178    20,432     19,879  136,940    30,954     30,184   136,940       45,758      45,036       136,940
       8       36,936    19,806     19,525  136,940    31,898     31,492   136,940       49,909      49,506       136,940
       9       38,783    19,182     19,161  136,940    32,864     32,833   136,940       54,443      54,412       136,940
      10       40,722    18,556     18,556  136,940    33,850     33,850   136,940       59,394      59,394       136,940
      15       51,973    16,037     16,037  136,940    40,949     40,949   136,940       96,474      96,474       136,940
      20       66,332    12,652     12,652  136,940    48,992     48,992   136,940      157,421     157,421       182,608
      25       84,659     7,285      7,285  136,940    57,573     57,573   136,940      257,188     257,188       275,191
      30      108,049     0 (3)      0 (3)  136,940    64,960     64,960   136,940      420,385     420,385       441,404
      35      137,900     0 (3)      0 (3)  136,940    66,549     66,549   136,940      683,967     683,967       718,165
      40      176,000     0 (3)      0 (3)  136,940    52,006     52,006   136,940    1,103,121   1,103,121     1,158,277
      45      224,625     0 (3)      0 (3)  136,940     0 (3)      0 (3)   136,940    1,781,531   1,781,531     1,799,346
      50      286,685     0 (3)      0 (3)  136,940     0 (3)      0 (3)   136,940    2,926,710   2,926,710     2,926,710

(1) All values shown are as of the end of the policy year indicated, have been rounded to the nearest dollar, and assume that (a) no policy loan has been made, (b) no partial withdrawal of the Cash Surrender Value has been made, and (c) no premiums have been allocated to the Fixed Account.

(2)      Assumes net interest of 5% compounded annually.

(3) In the absence of additional premium payments, the Policy will lapse, unless the Lapse Protection Benefit is in effect.

The policy value, cash surrender value and the death benefit will differ if premiums are paid in different amounts or frequencies. It is emphasized that the hypothetical investment returns are illustrative only and should not be deemed a representation of past or future results. Actual investment returns may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the policyowner, and the investment returns for the funds of Manufacturers Investment Trust. The policy value, cash surrender value and death benefit for a policy would be different from those shown if actual rates of investment return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual policy years. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

           SINGLE PREMIUM SURVIVORSHIP VARIABLE LIFE INSURANCE POLICY
                        MALE NON-SMOKER ISSUE AGE 55 AND
                         FEMALE NON-SMOKER ISSUE AGE 50
                         $25,000 PLANNED SINGLE PREMIUM
                              $136,940 FACE AMOUNT
                            ASSUMING MAXIMUM CHARGES

                             0% Hypothetical                6% Hypothetical                     12% Hypothetical
                         Gross Investment Return         Gross Investment Return             Gross Investment Return
                         -----------------------       ----------------------------     ---------------------------------
  End Of  Accumulated                 Cash                          Cash                               Cash
  Policy     Premiums    Policy  Surrender    Death    Policy  Surrender     Death       Policy   Surrender         Death
Year (1)          (2)     Value      Value  Benefit     Value      Value   Benefit        Value       Value       Benefit
       1       26,250    24,324     22,342  136,940    25,786     23,671   136,940       27,248      25,000       136,940
       2       27,563    23,655     21,945  136,940    26,591     24,644   136,940       29,699      27,678       136,940
       3       28,941    22,991     21,540  136,940    27,414     25,650   136,940       32,369      30,598       136,940
       4       30,388    22,329     21,123  136,940    28,253     26,733   136,940       35,278      33,757       136,940
       5       31,907    21,666     20,692  136,940    29,106     27,835   136,940       38,446      37,175       136,940
       6       33,502    20,998     20,243  136,940    29,970     28,950   136,940       41,894      40,873       136,940
       7       35,178    20,321     19,771  136,940    30,842     30,072   136,940       45,648      44,925       136,940
       8       36,936    19,629     19,351  136,940    31,719     31,312   136,940       49,734      49,329       136,940
       9       38,783    18,918     18,898  136,940    32,595     32,563   136,940       54,181      54,150       136,940
      10       40,722    18,181     18,181  136,940    33,465     33,465   136,940       59,022      59,022       136,940
      15       51,973    14,498     14,498  136,940    39,349     39,349   136,940       95,105      95,105       136,940
      20       66,332     7,582      7,582  136,940    43,879     43,879   136,940      154,217     154,217       178,892
      25       84,659     0 (3)      0 (3)  136,940    43,569     43,569   136,940      250,089     250,089       267,595
      30      108,049     0 (3)      0 (3)  136,940    29,018     29,018   136,940      405,731     405,731       426,018
      35      137,900     0 (3)      0 (3)  136,940     0 (3)      0 (3)   136,940      651,725     651,725       684,312
      40      176,000     0 (3)      0 (3)  136,940     0 (3)      0 (3)   136,940    1,030,496   1,030,496     1,082,021
      45      224,625     0 (3)      0 (3)  136,940     0 (3)      0 (3)   136,940    1,635,244   1,635,244     1,651,596
      50      286,685     0 (3)      0 (3)  136,940     0 (3)      0 (3)   136,940    2,686,340   2,686,340     2,686,340

(1) All values shown are as of the end of the policy year indicated, have been rounded to the nearest dollar, and assume that (a) no policy loan has been made, (b) no partial withdrawal of the Cash Surrender Value has been made, and (c) no premiums have been allocated to the Fixed Account.

(2)      Assumes net interest of 5% compounded annually.

(3) In the absence of additional premium payments, the Policy will lapse, unless the Lapse Protection Benefit is in effect.

The policy value, cash surrender value and the death benefit will differ if premiums are paid in different amounts or frequencies. It is emphasized that the hypothetical investment returns are illustrative only and should not be deemed a representation of past or future results. Actual investment returns may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the policyowner, and the investment returns for the funds of Manufacturers Investment Trust. The policy value, cash surrender value and death benefit for a policy would be different from those shown if actual rates of investment return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual policy years. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

           SINGLE PREMIUM SURVIVORSHIP VARIABLE LIFE INSURANCE POLICY
                        MALE NON-SMOKER ISSUE AGE 55 AND
                         FEMALE NON-SMOKER ISSUE AGE 50
                         $100,000 PLANNED SINGLE PREMIUM
                              $571,810 FACE AMOUNT
                            ASSUMING CURRENT CHARGES

                             0% Hypothetical               6% Hypothetical                      12% Hypothetical
                         Gross Investment Return       Gross Investment Return               Gross Investment Return
                         -----------------------       -----------------------          ---------------------------------
  End Of  Accumulated                 Cash                          Cash                               Cash
  Policy     Premiums    Policy  Surrender    Death    Policy  Surrender     Death       Policy   Surrender         Death
Year (1)          (2)     Value      Value  Benefit     Value      Value   Benefit        Value       Value       Benefit
       1      105,000    97,562     89,608  571,810   103,419     94,933   571,810      109,276       100,258      571,810
       2      110,250    95,145     88,262  571,810   106,922     99,088   571,810      119,386       111,303      571,810
       3      115,763    92,739     86,879  571,810   110,504    103,421   571,810      130,402       123,318      571,810
       4      121,551    90,371     85,482  571,810   114,196    108,113   571,810      142,436       136,353      571,810
       5      127,628    88,036     84,069  571,810   117,998    112,914   571,810      155,584       150,500      571,810
       6      134,010    85,727     82,635  571,810   121,907    117,824   571,810      169,944       165,861      571,810
       7      140,710    83,434     81,170  571,810   125,921    122,838   571,810      185,626       182,542      571,810
       8      147,746    81,146     79,990  571,810   130,035    128,410   571,810      202,748       201,123      571,810
       9      155,133    78,858     78,772  571,810   134,246    134,121   571,810      221,446       221,321      571,810
      10      162,889    76,554     76,554  571,810   138,547    138,547   571,810      241,862       241,862      571,810
      15      207,893    67,480     67,480  571,810   169,081    169,081   571,810      394,540       394,540      571,810
      20      265,330    54,710     54,710  571,810   203,775    203,775   571,810      645,507       645,507      748,788
      25      338,635    33,638     33,638  571,810   241,009    241,009   571,810    1,056,416     1,056,416    1,130,365
      30      432,194     0 (3)      0 (3)  571,810   273,743    273,743   571,810    1,728,572     1,728,572    1,815,001
      35      551,602     0 (3)      0 (3)  571,810   283,395    283,395   571,810    2,814,200     2,814,200    2,954,910
      40      703,999     0 (3)      0 (3)  571,810   229,033    229,033   571,810    4,540,625     4,540,625    4,767,657
      45      898,501     0 (3)      0 (3)  571,810     0 (3)      0 (3)   571,810    7,334,881     7,334,881    7,408,230
      50    1,146,740     0 (3)      0 (3)  571,810     0 (3)      0 (3)   571,810   12,051,612    12,051,612   12,051,612

(1) All values shown are as of the end of the policy year indicated, have been rounded to the nearest dollar, and assume that (a) no policy loan has been made, (b) no partial withdrawal of the Cash Surrender Value has been made, and (c) no premiums have been allocated to the Fixed Account.

(2)      Assumes net interest of 5% compounded annually.

(3) In the absence of additional premium payments, the Policy will lapse, unless the Lapse Protection Benefit is in effect.

The policy value, cash surrender value and the death benefit will differ if premiums are paid in different amounts or frequencies. It is emphasized that the hypothetical investment returns are illustrative only and should not be deemed a representation of past or future results. Actual investment returns may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the policyowner, and the investment returns for the funds of Manufacturers Investment Trust. The policy value, cash surrender value and death benefit for a policy would be different from those shown if actual rates of investment return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual policy years. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

           SINGLE PREMIUM SURVIVORSHIP VARIABLE LIFE INSURANCE POLICY
                        MALE NON-SMOKER ISSUE AGE 55 AND
                         FEMALE NON-SMOKER ISSUE AGE 50
                         $100,000 PLANNED SINGLE PREMIUM
                              $571,810 FACE AMOUNT
                            ASSUMING MAXIMUM CHARGES

                             0% Hypothetical                 6% Hypothetical                    12% Hypothetical
                         Gross Investment Return         Gross Investment Return             Gross Investment Return
                         -----------------------       ---------------------------      ---------------------------------
  End Of  Accumulated                 Cash                          Cash                               Cash
  Policy     Premiums    Policy  Surrender    Death    Policy  Surrender     Death       Policy   Surrender         Death
Year (1)          (2)     Value      Value  Benefit     Value      Value   Benefit        Value       Value       Benefit
       1      105,000    97,562     89,608  571,810   103,419     94,933   571,810      109,276       100,258      571,810
       2      110,250    95,145     88,262  571,810   106,922     99,088   571,810      119,386       111,303      571,810
       3      115,763    92,739     86,879  571,810   110,504    103,421   571,810      130,402       123,318      571,810
       4      121,551    90,333     85,446  571,810   114,158    108,075   571,810      142,400       136,316      571,810
       5      127,628    87,914     83,953  571,810   117,875    112,792   571,810      155,464       150,380      571,810
       6      134,010    85,464     82,383  571,810   121,643    117,560   571,810      169,684       165,601      571,810
       7      140,710    82,969     80,719  571,810   125,450    122,367   571,810      185,162       182,078      571,810
       8      147,746    80,406     79,262  571,810   129,279    127,654   571,810      202,005       200,380      571,810
       9      155,133    77,754     77,669  571,810   133,112    132,987   571,810      220,336       220,211      571,810
      10      162,889    74,985     74,985  571,810   136,927    136,927   571,810      240,288       240,288      571,810
      15      207,893    61,046     61,046  571,810   162,359    162,359   571,810      388,690       388,690      571,810
      20      265,330    33,571     33,571  571,810   182,327    182,327   571,810      631,821       631,821      732,912
      25      338,635     0 (3)      0 (3)  571,810   182,395    182,395   571,810    1,026,407     1,026,407    1,098,255
      30      432,194     0 (3)      0 (3)  571,810   123,729    123,729   571,810    1,666,992     1,666,992    1,750,342
      35      551,602     0 (3)      0 (3)  571,810     0 (3)      0 (3)   571,810    2,679,482     2,679,482    2,813,456
      40      703,999     0 (3)      0 (3)  571,810     0 (3)      0 (3)   571,810    4,238,528     4,238,528    4,450,455
      45      898,501     0 (3)      0 (3)  571,810     0 (3)      0 (3)   571,810    6,727,708     6,727,708    6,794,985
      50    1,146,740     0 (3)      0 (3)  571,810     0 (3)      0 (3)   571,810   11,053,945    11,053,945   11,053,945

(1) All values shown are as of the end of the policy year indicated, have been rounded to the nearest dollar, and assume that (a) no policy loan has been made, (b) no partial withdrawal of the Cash Surrender Value has been made, and (c) no premiums have been allocated to the Fixed Account.

(2)      Assumes net interest of 5% compounded annually.

(3) In the absence of additional premium payments, the Policy will lapse, unless the Lapse Protection Benefit is in effect.

The policy value, cash surrender value and the death benefit will differ if premiums are paid in different amounts or frequencies. It is emphasized that the hypothetical investment returns are illustrative only and should not be deemed a representation of past or future results. Actual investment returns may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the policyowner, and the investment returns for the funds of Manufacturers Investment Trust. The policy value, cash surrender value and death benefit for a policy would be different from those shown if actual rates of investment return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual policy years. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

                                   APPENDIX C





                          AUDITED FINANCIAL STATEMENTS

               THE MANUFACTURERS LIFE INSURANCE COMPANY OF AMERICA

                              AUDITED CONSOLIDATED
                              FINANCIAL STATEMENTS

                                   YEARS ENDED
                        DECEMBER 31, 2000, 1999 AND 1998

                       [MANULIFE FINANCIAL GRAPHIC LOGO]

              THE MANUFACTURERS LIFE INSURANCE COMPANY OF AMERICA

                    AUDITED CONSOLIDATED FINANCIAL STATEMENTS

                       YEARS ENDED DECEMBER 31, 2000, 1999 AND 1998

                                    CONTENTS

Report of Independent Auditors.........................................      1

Audited Consolidated Financial Statements

Consolidated Balance Sheets............................................      2
Consolidated Statements of Income......................................      3
Consolidated Statements of Changes in Capital and Surplus..............      4
Consolidated Statements of Cash Flows..................................      5
Notes to Consolidated Financial Statements.............................      6

                         REPORT OF INDEPENDENT AUDITORS

The Board of Directors
The Manufacturers Life Insurance Company of America

We have audited the accompanying consolidated balance sheets of The Manufacturers Life Insurance Company of America as of December 31, 2000 and 1999, and the related consolidated statements of income, changes in capital and surplus and cash flows for each of the three years in the period ended December 31, 2000. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of The Manufacturers Life Insurance Company of America at December 31, 2000 and 1999, and the consolidated results of its operations and its cash flows for each of the three years in the period ended December 31, 2000 in conformity with accounting principles generally accepted in the United States.


Philadelphia, Pennsylvania
March 15, 2001

THE MANUFACTURERS LIFE INSURANCE COMPANY OF AMERICA

CONSOLIDATED BALANCE SHEETS

As at December 31 ($ thousands)
ASSETS                                                                           2000                       1999
---------------------------------------------------------------------------------------------------------------------
INVESTMENTS:
Securities available-for-sale, at fair value:
   Fixed-maturity (amortized cost: 2000 $62,752; 1999 $73,780)               $    65,019                $    73,081
   Equity (cost: 2000 $755; 1999 $ - )                                               764                         --
Short-term investments                                                             9,621                      6,942
Policy loans                                                                      32,106                     26,174
---------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS                                                            $   107,510                $   106,197
---------------------------------------------------------------------------------------------------------------------
Cash and cash equivalents                                                    $    16,048                $    17,383
Deferred acquisition costs                                                       261,424                    201,642
Due from affiliates                                                                   --                      2,851
Deferred income taxes                                                              4,063                      1,596
Other assets                                                                      16,633                     11,318
Separate account assets                                                        1,498,540                  1,399,527
---------------------------------------------------------------------------------------------------------------------
TOTAL ASSETS                                                                 $ 1,904,218                $ 1,740,514
=====================================================================================================================

 LIABILITIES, CAPITAL AND SURPLUS                                                2000                       1999
---------------------------------------------------------------------------------------------------------------------
LIABILITIES:
Policyholder liabilities and accruals                                        $    87,036                $    75,688
Due to affiliates                                                                 13,473                         --
Income taxes payable                                                              11,651                     11,122
Other liabilities                                                                 43,012                     29,006
Separate account liabilities                                                   1,498,540                  1,399,527
---------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                                            $ 1,653,712                $ 1,515,343
=====================================================================================================================

CAPITAL AND SURPLUS:
Common shares                                                                $     4,502                $     4,502
Preferred shares                                                                  10,500                     10,500
Contributed surplus                                                              195,596                    195,596
Retained earnings                                                                 43,843                     19,256
Accumulated other comprehensive loss                                              (3,935)                    (4,683)
---------------------------------------------------------------------------------------------------------------------
TOTAL CAPITAL AND SURPLUS                                                    $   250,506                $   225,171
---------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES, CAPITAL AND SURPLUS                                       $ 1,904,218                $ 1,740,514
=====================================================================================================================


The accompanying notes are an integral part of these consolidated financial statements.

THE MANUFACTURERS LIFE INSURANCE COMPANY OF AMERICA

CONSOLIDATED STATEMENTS OF INCOME

FOR THE YEARS ENDED DECEMBER 31
($ thousands)                                                      2000                    1999                    1998
-----------------------------------------------------------------------------------------------------------------------------
REVENUE:
   Premiums                                                      $  13,992                $ 10,185                $  9,290
   Consideration paid on reinsurance terminated                         --                      --                 (40,975)
   Fee income                                                      113,293                  77,899                  55,322
   Net investment income                                             8,295                   6,784                   6,128
   Realized investment gains (losses)                                  305                   1,051                    (206)
   Other                                                                --                     152                     307
-----------------------------------------------------------------------------------------------------------------------------
TOTAL REVENUE                                                    $ 135,885                $ 96,071                $ 29,866
-----------------------------------------------------------------------------------------------------------------------------
BENEFITS AND EXPENSES:
   Policyholder benefits and claims                              $  23,394                $ 14,820                $ 16,541
   Reduction of reserves on reinsurance terminated                      --                      --                 (40,975)
   Operating costs and expenses                                     59,921                  41,617                  41,676
   Commissions                                                       6,716                   2,189                   2,561
   Amortization of deferred acquisition costs                       10,135                   2,718                   9,266
   Interest expense                                                     66                      50                   1,722
   Policyholder dividends                                              167                     171                     221
-----------------------------------------------------------------------------------------------------------------------------
TOTAL BENEFITS AND EXPENSES                                        100,399                  61,565                  31,012
-----------------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) BEFORE INCOME TAXES                                   35,486                  34,506                  (1,146)
-----------------------------------------------------------------------------------------------------------------------------
INCOME TAX (EXPENSE) BENEFIT                                       (10,899)                (12,586)                    392
-----------------------------------------------------------------------------------------------------------------------------
NET INCOME (LOSS)                                                $  24,587                $ 21,920                $   (754)
=============================================================================================================================

The accompanying notes are an integral part of these consolidated financial statements.

THE MANUFACTURERS LIFE INSURANCE COMPANY OF AMERICA

CONSOLIDATED STATEMENTS OF CHANGES IN CAPITAL AND SURPLUS

                                                                                                ACCUMULATED
                                      COMMON AND                              RETAINED              OTHER               TOTAL
FOR THE YEARS ENDED DECEMBER 31       PREFERRED          CONTRIBUTED          EARNINGS          COMPREHENSIVE        CAPITAL AND
($ thousands)                           SHARES            SURPLUS             (DEFICIT)         INCOME (LOSS)          SURPLUS
--------------------------------------------------------------------------------------------------------------------------------
Balance at January 1, 1998             $15,002            $ 98,569            $ (1,910)            $(4,892)            $106,769
Capital contribution                        --              94,527                  --                  --               94,527
Comprehensive income (loss)                 --                  --                (754)              2,655                1,901
--------------------------------------------------------------------------------------------------------------------------------
BALANCE, DECEMBER 31, 1998             $15,002            $193,096            $ (2,664)            $(2,237)            $203,197
Capital contribution                        --               2,500                  --                  --                2,500
Comprehensive income (loss)                 --                  --              21,920              (2,446)              19,474
--------------------------------------------------------------------------------------------------------------------------------
BALANCE, DECEMBER 31, 1999             $15,002            $195,596            $ 19,256             $(4,683)            $225,171
Comprehensive income                        --                  --              24,587                 748               25,335
--------------------------------------------------------------------------------------------------------------------------------
BALANCE, DECEMBER 31, 2000             $15,002            $195,596            $ 43,843             $(3,935)            $250,506
================================================================================================================================

The accompanying notes are an integral part of these consolidated financial statements.

THE MANUFACTURERS LIFE INSURANCE COMPANY OF AMERICA

CONSOLIDATED STATEMENTS OF CASH FLOWS


FOR THE YEARS ENDED DECEMBER 31
($ thousands)                                                                2000                 1999                 1998
-------------------------------------------------------------------------------------------------------------------------------
OPERATING ACTIVITIES:
Net Income (Loss)                                                          $ 24,587             $ 21,920             $   (754)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
     Additions (deductions)  to policy liabilities and accruals               5,833                6,563              (36,217)
     Deferred acquisition costs                                             (71,045)             (39,540)             (43,065)
     Amortization of deferred acquisition costs                              10,135                2,718                9,266
     Realized (gains) losses on investments                                    (305)              (1,051)                 206
     Increase in deferred  income taxes                                      (3,354)                (592)              (1,796)
     Increase in income taxes payable                                           529               13,787                3,014
     Amount due to (from) affiliates                                         16,324               (7,984)              (1,811)
     Other                                                                    9,245               10,850                1,864
-------------------------------------------------------------------------------------------------------------------------------
Net cash provided by (used in) operating activities                        $ (8,051)            $  6,671             $(69,293)
-------------------------------------------------------------------------------------------------------------------------------
INVESTING ACTIVITIES:
Fixed-maturity securities sold, matured or repaid                          $ 12,916             $  1,193             $ 27,852
Fixed-maturity securities purchased                                          (2,353)             (29,498)              (6,429)
Equity securities sold                                                           --               20,284                8,555
Equity securities purchased                                                    (755)                 (14)              (8,082)
Net change in short-term investments                                         (2,675)              (6,483)               1,671
Net policy loans advanced                                                    (5,932)              (6,854)              (4,647)
-------------------------------------------------------------------------------------------------------------------------------
Net cash provided by (used in) investing activities                        $  1,201             $(21,372)            $ 18,920
-------------------------------------------------------------------------------------------------------------------------------
FINANCING ACTIVITIES:
Deposits to policyholder account balances                                  $ 14,207             $ 11,526             $  7,981
Withdrawals from policyholder account balances                               (8,692)              (3,231)              (5,410)
Capital contribution                                                             --                   --               51,709
-------------------------------------------------------------------------------------------------------------------------------
Net cash provided by (used in) financing activities                        $  5,515             $  8,295             $ 54,280
-------------------------------------------------------------------------------------------------------------------------------
CASH AND CASH EQUIVALENTS:
(Decrease) increase during the year                                          (1,335)              (6,406)               3,907
Balance, beginning of year                                                   17,383               23,789               19,882
-------------------------------------------------------------------------------------------------------------------------------
BALANCE, END OF YEAR                                                       $ 16,048             $ 17,383             $ 23,789
===============================================================================================================================


The accompanying notes are an integral part of these consolidated financial statements.

               THE MANUFACTURERS LIFE INSURANCE COMPANY OF AMERICA

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                DECEMBER 31, 2000
                            (IN THOUSANDS OF DOLLARS)

1.    ORGANIZATION

      The Manufacturers Life Insurance Company of America (hereafter referred to as "ManAmerica" or the "Company") is a direct wholly-owned U.S. subsidiary of The Manufacturers Life Insurance Company (U.S.A.) ("ManUSA"), which is an indirect wholly-owned subsidiary of The Manufacturers Life Insurance Company ("MLI"), which in turn is a wholly-owned subsidiary of Manulife Financial Corporation, a publicly traded company. Manulife Financial Corporation and its subsidiaries are known collectively as "Manulife Financial."

      The Company issues and sells variable universal life insurance products in the United States. The Company also has a branch operation in Taiwan to develop and market traditional life insurance products for the Taiwanese market.

      The Company owns 100% of Manulife Holding Corporation ("Holdco"), an investment holding company. Holdco has primarily three wholly-owned subsidiaries, ManEquity Inc., a registered broker/dealer, Manufacturers Advisor Corporation ("MAC"), an investment fund management company, and Manulife Capital Corporation ("MCC"), an investment holding company.

2.    SIGNIFICANT ACCOUNTING POLICIES

   a) BASIS OF PRESENTATION

      The accompanying consolidated financial statements of the Company have been prepared in conformity with accounting principles generally accepted in the United States ("GAAP") and include the accounts and operations, after intercompany eliminations, of the Company and its wholly-owned subsidiary, Holdco.

      The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from reported results using those estimates.

   b) RECENT ACCOUNTING STANDARDS

      In June 1998, the Financial Accounting Standards Board ("FASB") issued Statement No. 133, "Accounting for Derivative Instruments and Hedging Activities" ("SFAS No. 133"). SFAS No. 133 establishes accounting and reporting standards for derivative instruments and for hedging activities. The Statement also addresses contracts that contain embedded derivatives, such as certain insurance contracts. SFAS No. 133 requires that an entity recognizes all derivatives as either assets or liabilities on the balance sheet at fair value. In July 1999, the FASB issued Statement 137, which delayed the effective date of SFAS No. 133 to fiscal years beginning after June 15, 2000. In June 2000, the FASB issued SFAS No. 138 which made certain changes to the hedging provisions of SFAS No. 133, and is effective concurrent with SFAS No. 133. Effective January 1, 2001, all derivative instruments will be reported on the Consolidated Balance Sheets at their fair value, with changes in fair value recorded in income or equity, depending on the nature of the derivative instrument. Changes in the fair value of derivatives that are not designated as hedges will be recognized in current period earnings.

      The Company has no derivative instruments as at December 31, 2000 and; therefore, there are no current accounting implications to the Company in regards to SFAS No. 133.

   c) INVESTMENTS

      The Company classifies all of its fixed-maturity and equity securities as available-for-sale and records these securities at fair value. Realized gains and losses on sales of securities classified as available-for-sale are recognized in net income using the specific identification method. Temporary changes in the fair value of securities available-for-sale are reflected directly in accumulated other comprehensive income (loss) after adjustments for deferred taxes and deferred acquisition costs. Discounts and premiums on investments are amortized using the effective interest method.

      Policy loans are reported at aggregate unpaid balances, which approximate fair value.

      Short-term investments include investments with maturities of less than one year as at the date of acquisition.

   d) CASH EQUIVALENTS

      The Company considers all highly liquid debt instruments purchased with an original maturity date of three months or less to be cash equivalents. Cash equivalents are stated at cost plus accrued interest, which approximates fair value.

   e) DEFERRED ACQUISITION COSTS ("DAC")

      Commissions and other expenses, which vary with and are primarily related to the production of new business, are deferred to the extent recoverable and included as an asset. DAC associated with variable annuity and variable universal life insurance contracts is charged to expense in relation to the estimated gross profits of those contracts. The amortization is adjusted retrospectively when estimates of current or future gross profits are revised. DAC associated with traditional life insurance policies is charged to expense over the premium paying period of the related policies. DAC is adjusted for the impact on estimated future gross profits assuming the unrealized gains or losses on securities had been realized at year-end. The impact of any such adjustments is included in net unrealized gains (losses) in accumulated other comprehensive income
      (loss). DAC is reviewed annually to determine recoverability from future income and, if not recoverable, it is immediately expensed.

   f) POLICYHOLDER LIABILITIES

      For variable annuity and variable universal life contracts, reserves equal the policyholder account value. Account values are increased for deposits received and interest credited and are reduced by withdrawals, mortality charges and administrative expenses charged to the policyholders.

      Policyholder liabilities for traditional life insurance policies are computed using the net level premium method and are based upon estimates as to future mortality, persistency, maintenance expense, and interest rate yields that were established in the year of issue.

   g) SEPARATE ACCOUNTS

      Separate account assets and liabilities represent funds that are separately administered, principally for variable annuity and variable universal life contracts, and for which the contract holder, rather than the Company, bears the investment risk. Separate account assets are recorded at market value. Operations of the separate accounts are not included in the accompanying financial statements.

   h) REVENUE RECOGNITION

      Fee income from variable annuity and variable universal life insurance policies consists of policy charges for the cost of insurance, expenses and surrender charges that have been assessed against the policy account balances. Policy charges that are designed to compensate the Company for future services are deferred and recognized in income over the period in which they are earned, using the same assumptions used to amortize DAC. Premiums on long-duration life insurance contracts are recognized as revenue when due. Investment income is recorded when due.

   i) EXPENSES

      Expenses for variable annuity and variable universal life insurance policies include interest credited to policy account balances and benefit claims incurred during the period in excess of policy account balances.

   j) REINSURANCE

      The Company is routinely involved in reinsurance transactions in order to minimize exposure to large risks. Life reinsurance is accomplished through various contracts including yearly renewable term, coinsurance and modified coinsurance. Reinsurance premiums, policy charges for cost of insurance, and claims are accounted for on a basis consistent with that used in accounting for the original policies issued and the terms of the reinsurance contracts. Premiums, fees, and claims are reported net of reinsured amounts. Amounts paid with respect to ceded reinsurance contracts are reported as reinsurance receivables in other assets.

   k) FOREIGN EXCHANGE

      The balance sheet and statement of income of the Company's foreign operations are translated into U.S. dollars using the current exchange and average exchange rates respectively. Translation adjustments are included in accumulated other comprehensive income (loss).

   l) INCOME TAX

      Income taxes have been provided for in accordance with SFAS No. 109 "Accounting for Income Taxes." The Company files a U.S. consolidated income tax return. In accordance with an income tax sharing agreement, the Company's income tax provision (or benefit) is computed as if the Company filed a separate income tax return. Tax benefits from operating losses are provided at the U.S. statutory rate plus any tax credits attributable to the Company, provided the consolidated group utilizes such benefits currently. Deferred income taxes result from temporary differences between the tax basis of assets and liabilities, and their recorded amounts for financial reporting purposes. Income taxes payable represents amounts due to ManUSA in connection with the consolidated return.

   m) RECLASSIFICATIONS

      Certain prior year amounts have been reclassified to conform to the current year presentation.

3.    INVESTMENTS AND INVESTMENT INCOME

   a) FIXED-MATURITY AND EQUITY SECURITIES

      At December 31, 2000 and 1999, all fixed-maturity and equity securities have been classified as available-for-sale and reported at fair value. The amortized cost and fair value is summarized as follows:


                                                                  GROSS                GROSS
         AS AT DECEMBER 31,                                     UNREALIZED           UNREALIZED
           ($ thousands)               AMORTIZED COST             GAINS                LOSSES                FAIR VALUE
      -----------------------------------------------------------------------------------------------------------------------
                                       2000        1999       2000     1999      2000         1999         2000        1999
      FIXED-MATURITY SECURITIES:
      U.S. government                $39,280     $50,714     $1,339     $ --     $ (13)     $  (936)     $40,606     $49,778
      Foreign governments             12,454      13,218        901      385        --           --       13,355      13,603
      Corporate                       11,018       9,848        156       39      (116)        (187)      11,058       9,700
      -----------------------------------------------------------------------------------------------------------------------
      Total fixed-maturity           $62,752     $73,780     $2,396     $424     $(129)     $(1,123)     $65,019     $73,081
      securities
      =======================================================================================================================
      Equity securities              $   755     $    --     $    9     $ --     $  --      $    --      $   764     $    --
      =======================================================================================================================


      Proceeds from sales of fixed-maturity securities were $11,659, $0 and $26,105 for 2000, 1999 and 1998 respectively. Gross realized gains and gross realized losses on those sales were $391 and $0 for 2000, $0 for 1999, and $362 and $107 for 1998 respectively.

      There were no sales of equity securities during 2000. Proceeds from sales of equity securities during 1999 and 1998 were $20,284 and $8,555 respectively. Gross gains of $1,051 and gross losses of $0 were realized on those sales during 1999, and $16 and $477 during 1998 respectively.

      The contractual maturities of fixed-maturity securities are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without prepayment penalties. Corporate requirements and investment strategies may result in the sale of investments before maturity.

       AS AT DECEMBER 31, 2000
       ($ thousands)                                 AMORTIZED COST          FAIR VALUE
-----------------------------------------------------------------------------------------
      FIXED-MATURITY SECURITIES
           One year or less                             $20,383               $20,377
           Greater than 1; up to 5 years                  8,932                 9,225
           Greater than 5; up to 10 years                19,614                20,378
           Due after 10 years                            13,823                15,039
-----------------------------------------------------------------------------------------
      TOTAL FIXED-MATURITY SECURITIES                   $62,752               $65,019
=========================================================================================

   b) INVESTMENT INCOME

      Income by type of investment was as follows:

      FOR THE YEARS ENDED DECEMBER 31
      ($ thousands)                                   2000                   1999                   1998
      ----------------------------------------------------------------------------------------------------
      Fixed-maturity securities                     $ 4,510                $ 3,686                $ 4,078
      Equity securities                                  --                     --                    227
      Other investments                               4,066                  3,371                  2,082
      ----------------------------------------------------------------------------------------------------
      Gross investment income                         8,576                  7,057                  6,387
      ----------------------------------------------------------------------------------------------------
      Investment expenses                              (281)                  (273)                  (259)
      ----------------------------------------------------------------------------------------------------
      NET INVESTMENT INCOME                         $ 8,295                $ 6,784                $ 6,128
      ====================================================================================================

4.    COMPREHENSIVE INCOME

      Total comprehensive income was as follows:


      FOR THE YEARS ENDED DECEMBER 31
      ($ thousands)                                                                  2000                1999              1998
      -----------------------------------------------------------------------------------------------------------------------------
      NET INCOME (LOSS)                                                          $ 24,587            $ 21,920           $  (754)
      -----------------------------------------------------------------------------------------------------------------------------
      OTHER COMPREHENSIVE INCOME (LOSS), NET OF INCOME TAX:
      Unrealized holding gains (losses) arising during the period                   2,127              (2,599)            2,435
      Less: Reclassification adjustment for realized gains and losses
        included in net income (loss)                                                 198                 683              (134)
      Foreign currency translation                                                 (1,181)                836                86
      -----------------------------------------------------------------------------------------------------------------------------
      Other comprehensive income (loss)                                               748              (2,446)            2,655
      -----------------------------------------------------------------------------------------------------------------------------
      COMPREHENSIVE INCOME                                                       $ 25,335            $ 19,474           $ 1,901
      =============================================================================================================================


      Other comprehensive income (loss) is reported net of tax (benefit) expense of $(1,038), $1,767, and ($1,430) for 2000, 1999, and 1998 respectively.

5.    DEFERRED ACQUISITION COSTS

      The components of the change in DAC were as follows:



      FOR THE YEARS ENDED DECEMBER 31
      ($ thousands)                                            2000                     1999                     1998
      ------------------------------------------------------------------------------------------------------------------
      Balance at January 1,                                 $ 201,642                $ 163,506                $ 130,355
      Capitalization                                           71,045                   39,540                   43,065
      Accretion of interest                                    15,218                   14,407                   11,417
      Amortization                                            (25,353)                 (17,125)                 (20,683)
      Effect of net unrealized (losses) gains
           on securities available for sale                      (486)                   1,039                     (784)
      Foreign currency                                           (642)                     275                      136
      ------------------------------------------------------------------------------------------------------------------
      BALANCE AT DECEMBER 31                                $ 261,424                $ 201,642                $ 163,506
      ==================================================================================================================

6.    INCOME TAXES

      Components of income tax (expense) benefit were as follows:


      FOR THE YEARS ENDED DECEMBER 31
      ($ thousands)                           2000                    1999                   1998
      ----------------------------------------------------------------------------------------------
      Current expense                       $(14,336)               $(13,178)               $(1,404)
      Deferred benefit                         3,437                     592                  1,796
      ----------------------------------------------------------------------------------------------
      TOTAL (EXPENSE) BENEFIT               $(10,899)               $(12,586)               $   392
      ==============================================================================================

      Income before federal income taxes differs from taxable income principally due to tax-exempt investment income, dividends received tax deductions, and differences in the treatment of policy acquisition costs and reserves for policy and contract liabilities for tax and financial reporting purposes.

      The Company's deferred income tax asset (liability), which results from tax effecting the differences between financial statement values and tax values of assets and liabilities at each balance sheet date, relates to the following:

      AS AT DECEMBER 31
      ($ thousands)                                               2000                  1999
      ------------------------------------------------------------------------------------------
      DEFERRED TAX ASSETS:
          Differences in computing policy reserves               $65,351               $47,884
          Investments                                                 93                   246
          Other deferred tax assets                                2,755                 2,768
      ------------------------------------------------------------------------------------------
      Deferred tax assets                                        $68,199               $50,898
      ------------------------------------------------------------------------------------------
      DEFERRED TAX LIABILITIES:
          Deferred acquisition costs                             $63,172               $49,103
          Investments                                                878                   136
          Policyholder dividends payable                              86                    63
      ------------------------------------------------------------------------------------------
       Deferred tax liabilities                                  $64,136               $49,302
      ------------------------------------------------------------------------------------------
       NET DEFERRED TAX ASSETS                                   $ 4,063               $ 1,596
      ==========================================================================================

      The Company files a consolidated federal income tax return. The Company's subsidiaries file separate state income tax returns. The method of allocation among the companies is subject to a written tax sharing agreement under which the tax liability is allocated to each member on a pro rata basis based on the relationship that the member's tax liability (computed on a separate return basis) bears to the tax liability of the consolidated group. The tax charge to each of the respective companies will not be more than what the Company would have paid on a separate return basis. Settlements of taxes are made through an increase or reduction to the payable to parent, subsidiaries and affiliates, which are settled periodically.

      At December 31, 2000, the consolidated group has utilized all available operating loss carryforwards and net capital loss carryforwards.

7.    CAPITAL AND SURPLUS

      The Company has two classes of capital stock, as follows:



      AS AT DECEMBER 31:
      ($ thousands, except per share amounts)                      2000                  1999
      ------------------------------------------------------------------------------------------
      AUTHORIZED:
         5,000,000 Common shares, Par value $1
         5,000,000 Preferred shares, Par value $100

      ISSUED AND OUTSTANDING:
         4,501,861 Common shares                                  $ 4,502               $ 4,502
            105,000 Preferred shares                               10,500                10,500
      ------------------------------------------------------------------------------------------
      TOTAL                                                       $15,002               $15,002
      ==========================================================================================

      On January 29, 1999 in exchange for one common share, ManUSA contributed $1,722 that represented a receivable from a subsidiary to the Company. On April 15, 1999, ManUSA contributed an additional amount receivable of $778 from a subsidiary to the Company, which was recorded as a capital contribution.

      The Company is subject to statutory limitations on the payment of dividends to its parent. Under Michigan Insurance Law, the payment of dividends to shareholders is restricted to the surplus earnings of the Company, unless prior approval is obtained from the Michigan Insurance Bureau.

      The aggregate statutory capital and surplus of the Company at December 31, 2000 was $120,298 (1999 $137,039). The aggregate statutory net income
      (loss) of the Company for the year ended 2000 was $(18,679); 1999 $5,770; 1998 $(23,491). State regulatory authorities prescribe statutory accounting practices that differ in certain respects from GAAP as followed by stock life insurance companies. The significant differences relate to investments, deferred acquisition costs, deferred income taxes, non-admitted asset balances, and reserves.

8.    FAIR VALUE OF FINANCIAL INSTRUMENTS

      The carrying values and the estimated fair values of certain of the Company's financial instruments were as follows:

      AS AT DECEMBER 31, 2000                                 CARRYING                ESTIMATED
      ($ thousands)                                             VALUE                 FAIR VALUE
      -------------------------------------------------------------------------------------------
      ASSETS:
          Fixed-maturity and equity securities               $   65,783               $   65,783
          Short-term investments                                  9,621                    9,621
          Policy loans                                           32,106                   32,106
          Cash and cash equivalents                              16,048                   16,048
          Separate account assets                             1,498,540                1,498,540

      LIABILITIES:
          Separate account liabilities                        1,498,540                1,498,540
      -------------------------------------------------------------------------------------------


      The following methods and assumptions were used to estimate the fair values of the above financial instruments:

      FIXED-MATURITY AND EQUITY SECURITIES: Fair values of fixed-maturity and equity securities were based on quoted market prices, where available. Where no quoted market price was available, fair values were estimated using values obtained from independent pricing services.

      SHORT-TERM INVESTMENTS AND CASH AND CASH EQUIVALENTS: Carrying values approximate fair values.

      POLICY LOANS: Carrying values approximate fair values.

      SEPARATE ACCOUNT ASSETS AND LIABILITIES: The carrying amounts in the balance sheet for separate account assets and liabilities approximate their fair values.

9.    RELATED PARTY TRANSACTIONS

      The Company has formal service agreements with MLI and ManUSA which can be terminated by any party upon two months notice. Under the agreements, the Company will pay direct operating expenses incurred each year by both MLI and ManUSA on its behalf. Services provided under the agreement include legal, accounting, actuarial, investment, data processing, and certain other administrative services. Costs incurred under these agreements were $30,951, $28,214, and $34,070 in 2000, 1999 and 1998 respectively. At
      December 31, 2000, the Company had a net payable to MLI and ManUSA for these services of $19,294 (1999 - a net receivable of $2,552). In addition, there were $22,442, $10,489 and $12,817 of agents bonuses allocated to the Company during 2000, 1999 and 1998, respectively, which are included in deferred acquisition costs.

      The Company shares office facilities and personnel with its affiliates. Such shared costs and expenses are allocated to the Company and its subsidiaries based on time and usage.

      The Company has several reinsurance agreements with affiliated companies which may be terminated upon specified notice by either party. These agreements are summarized as follows:

      (a) On December 31, 2000, the stop loss reinsurance treaties under which the Company had ceded the risk in excess of $25 per life on its variable and single premium life products to MRC were terminated. No gain or loss resulted from the termination of these treaties.

      (b) The Company cedes the excess of a $10,000 retention limit up to the consolidated group retention limit of $15,000 on survivorship cases via yearly-renewable-term reinsurance with ManUSA. Effective February 28, 1999, the Company recaptured the excess of the $10,000 retention limit up to the consolidated group retention limit of $15,000 on survivorship cases, effectively retaining the full $15,000.

      (c) The Company cedes the risk in excess of New Taiwan Dollar ("NTD") $2,500 per life on its Taiwan individual and group life business to Manulife Reinsurance Limited under the terms of a yearly-renewable-term reinsurance agreement. The Company also cedes a small portion of its Taiwan accident and health business under the same treaty.

      Selected amounts relating to the above treaties reflected in the financial statements are as follows:

      FOR THE YEARS ENDED DECEMBER 31
      ($ thousands)                                    2000                 1999                 1998
      -------------------------------------------------------------------------------------------------
      Life and annuity premiums assumed               $   --               $   --               $   48
      Life and annuity premiums ceded                  1,893                1,573                1,605
      Policy reserves ceded                               42                   84                  145
      -------------------------------------------------------------------------------------------------


      There were no reinsurance recoveries on ceded reinsurance contracts to affiliates during 2000, 1999 and 1998.

      The Company and MLI have entered into an agreement whereby MLI provides a claim-paying guarantee to the Company's U.S. policyholders. This claims paying guarantee does not apply to the Company's separate account contract holders.

10.   REINSURANCE

      In the normal course of business, the Company cedes reinsurance to third parties. The Company remains liable for amounts ceded in the event that third party reinsurers do not meet their obligations.

      The effects of reinsurance on premiums were as follows:

      FOR THE YEARS ENDED DECEMBER 31
      ($ thousands)                     2000                  1999                  1998
      --------------------------------------------------------------------------------------
       Direct premiums                 $21,302               $15,590               $13,857
       Reinsurance ceded                 7,310                 5,405                 4,567
      --------------------------------------------------------------------------------------
       TOTAL PREMIUMS                  $13,992               $10,185               $ 9,290
      ======================================================================================

      Reinsurance recoveries on ceded reinsurance contracts with third parties were $2,190, $1,707 and $1,362 during 2000, 1999 and 1998 respectively.

11.   CONTINGENCIES

      The Company is subject to various lawsuits that have arisen in the course of its business. Contingent liabilities arising from litigation, income taxes, and other matters are not considered material.

THE MANUFACTURERS LIFE INSURANCE COMPANY OF AMERICA
SEPARATE ACCOUNT THREE

Audited Financial Statements

Years ended December 31, 2000 and 1999 with Report of Independent Auditors

               The Manufacturers Life Insurance Company of America
                             Separate Account Three

                          Audited Financial Statements


                     Years ended December 31, 2000 and 1999



                                    CONTENTS

Report of Independent Auditors .............................................   1

Audited Financial Statements

Statement of Assets and Contract Owners' Equity ............................   2
Statements of Operations and Changes in Contract Owners' Equity ............   3
Notes to Financial Statements ..............................................  21

                         Report of Independent Auditors

To the Contract Owners of
The Manufacturers Life Insurance Company of America Separate Account Three

We have audited the accompanying statement of assets and contract owners' equity of The Manufacturers Life Insurance Company of America Separate Account Three as of December 31, 2000 and the related statements of operations and changes in contract owners' equity for each of the periods presented therein. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of The Manufacturers Life Insurance Company of America Separate Account Three at December 31, 2000, and the results of its operations and the changes in its contract owners' equity for each of the periods presented therein, in conformity with accounting principles generally accepted in the United States.


                                                   /s/ Ernst & Young LLP

February 2, 2001

               The Manufacturers Life Insurance Company of America
                             Separate Account Three

                 Statement of Assets and Contract Owners' Equity

                                December 31, 2000

ASSETS
Investments at market value:
    Sub-Accounts:
     Aggressive Growth Trust - 414,568 shares (cost $8,317,795)                        $  7,404,188
     All Cap Growth Trust - 917,816 shares (cost $21,435,305)                            18,952,901
     Balanced Trust - 2,301,089 shares (cost $41,156,745)                                35,574,830
     Blue Chip Growth Trust - 1,740,059 shares (cost $34,754,268)                        35,027,389
     Diversified Bond Trust - 311,760 shares (cost $3,265,279)                            3,264,125
     Dynamic Growth Trust - 185,672 shares (cost $2,011,883)                              1,481,662
     Emerging Small Company Trust - 2,675,893 shares (cost $68,799,429)                  93,709,783
     Equity Income Trust - 1,541,771 shares (cost $24,918,914)                           25,947,998
     Equity Index Trust - 4,534,540 shares (cost $72,791,172)                            74,366,453
     Global Bond Trust 64,239 shares (cost $737,497)                                        733,612
     Global Equity Trust - 604,842 shares (cost $10,311,871)                             11,177,484
     Growth Trust - 929,129 shares (cost $21,769,812)                                    16,482,743
     Growth and Income Trust - 1,839,411 shares (cost $49,602,514)                       52,496,785
     High Yield Trust - 396,203 shares (cost $5,141,212)                                  4,615,768
     Income and Value Trust - 566,502 shares (cost $6,727,177)                            5,982,262
     International Index Trust - 14,306 shares (cost $165,548)                              158,938
     International Small Cap Trust - 403,953 shares (cost $7,928,391)                     6,624,824
     International Stock Trust - 2,081,416 shares (cost $29,313,291)                     26,662,943
     International Value Trust - 133,744 shares (cost $1,579,527)                         1,612,952
     Internet Technologies Trust - 91,624 shares (cost $1,060,691)                          644,117
     Investment Quality Bond Trust - 2,262,945 shares (cost $26,320,858)                 26,566,974
     Large Cap Growth Trust - 1,041,019 shares (cost $15,668,005)                        13,096,022
     Lifestyle Aggressive 1000 Trust - 355,321 shares (cost $4,789,421)                   4,651,150
     Lifestyle Balanced 640 Trust - 732,304 shares (cost $9,796,654)                      9,915,393
     Lifestyle Conservative 280 Trust - 16,890 shares (cost $221,862)                       222,609
     Lifestyle Growth 820 Trust - 1,751,576 shares (cost $24,247,282)                    23,821,430
     Lifestyle Moderate 460 Trust - 122,270 shares (cost $1,633,000)                      1,590,737
     Mid Cap Blend Trust - 1,932,550 shares (cost $37,279,394)                           33,858,271
     Mid Cap Index Trust - 41,943 shares (cost $556,459)                                    550,706
     Mid Cap Stock Trust - 144,085 shares (cost $1,819,018)                               1,743,424
     Money Market Trust - 6,389,899 shares (cost $63,898,986)                            63,898,986
     Overseas Trust - 581,540 shares (cost $7,200,225)                                    6,926,139
     Pacific Rim Emerging Markets Trust - 1,127,991 shares (cost $10,976,143)             9,249,526
     Quantitative Equity Trust - 2,533,760 shares (cost $57,968,253)                     66,536,535
     Real Estate Securities Trust - 1,509,058 shares (cost $23,955,631)                  23,496,035
     Science and Technology Trust - 1,260,592 shares (cost $42,396,074)                  29,296,160
     Small Cap Index Trust - 13,777 shares (cost $165,715)                                  155,544
     Small Company Blend Trust - 158,597 shares (cost $2,356,277)                         1,793,734
     Small Company Value Trust - 240,324 shares (cost $2,971,748)                         3,119,400
     Strategic Bond Trust - 453,123 shares (cost $5,014,118)                              4,952,630
     Tactical Allocation Trust - 27,178 shares (cost $341,964)                              317,168
     Total Return Trust - 176,445 shares (cost $2,214,939)                                2,360,830
     Total Stock Market Index Trust - 26,376 shares (cost $316,787)                         293,833
     U.S. Government Securities Trust - 394,061 shares (cost $5,223,915)                  5,347,411
     U.S. Large Cap Value Trust - 576,467 shares (cost $7,414,578)                        7,545,950
     Value Trust - 552,755 shares (cost $7,722,162)                                       9,109,405
     500 Index Trust - 474,340 shares (cost $5,624,453)                                   5,350,558
                                                                                          ---------
Total assets                                                                           $778,688,317
                                                                                       ============

CONTRACT OWNERS' EQUITY

Variable life contracts                                             $778,688,317
                                                                    ============

See accompanying notes.

               The Manufacturers Life Insurance Company of America
                             Separate Account Three

         Statements of Operations and Changes in Contract Owners' Equity



                                                                                     SUB-ACCOUNT
                                                       ----------------------------------------------------------------------
                                                              AGGRESSIVE GROWTH                       ALL CAP GROWTH
                                                       ----------------------------------------------------------------------
                                                        YEAR ENDED          YEAR ENDED        YEAR ENDED            YEAR ENDED
                                                        DEC. 31/00          DEC. 31/99        DEC. 31/00            DEC. 31/99
                                                       ----------------------------------------------------------------------
Income:
    Net investment income (loss) during the year       $      --          $      --          $  1,203,584        $    893,908
    Realized gain (loss) during the year                   781,308            201,319           1,755,854             465,497
    Unrealized appreciation (depreciation)
     during the year                                    (1,388,722)           399,725          (5,835,143)          2,522,463
                                                       ----------------------------------------------------------------------
Net increase (decrease) in assets from
    operations                                            (607,414)           601,044          (2,875,705)          3,881,868
                                                       ----------------------------------------------------------------------

Changes from principal transactions:
    Transfer of net premiums                             2,881,144            595,127           5,299,576           1,888,993
    Transfer on termination                               (306,391)          (133,411)         (1,097,397)           (645,925)
    Transfer on policy loans                               (53,389)              (156)           (261,519)            (17,003)
    Net interfund transfers                              3,030,368           (206,543)          3,919,834           2,996,672
                                                       ----------------------------------------------------------------------
Net increase (decrease) in assets from
    principal transactions                               5,551,732            255,017           7,860,494           4,222,737
                                                       ----------------------------------------------------------------------
Total increase (decrease) in assets                      4,944,318            856,061           4,984,789           8,104,605

Assets beginning of year                                 2,459,870          1,603,809          13,968,112           5,863,507
                                                       ----------------------------------------------------------------------
Assets end of year                                     $ 7,404,188        $ 2,459,870        $ 18,952,901        $ 13,968,112
                                                       ======================================================================


See accompanying notes.

                                                      SUB-ACCOUNT
----------------------------------------------------------------------------------------------------------------------------------
                                                                                CAPITAL
             BALANCED                           BLUE CHIP GROWTH              GROWTH BOND                DIVERSIFIED BOND
----------------------------------------------------------------------------------------------------------------------------------
 YEAR ENDED          YEAR ENDED          YEAR ENDED          YEAR ENDED        YEAR ENDED           YEAR ENDED         YEAR ENDED
 DEC. 31/00          DEC. 31/99          DEC. 31/00          DEC. 31/99        DEC. 31/99           DEC. 31/00         DEC. 31/99
----------------------------------------------------------------------------------------------------------------------------------
$  1,922,658        $  3,363,625        $  1,256,181        $    704,256        $  1,504,363        $   236,515        $    96,499
     720,883           1,479,053           1,099,991             613,535            (404,112)           (34,002)            (9,175)

  (6,253,446)         (5,660,915)         (3,834,145)          2,347,320          (1,309,718)            45,990            (72,120)
----------------------------------------------------------------------------------------------------------------------------------

  (3,609,905)           (818,237)         (1,477,973)          3,665,111            (209,467)           248,503             15,204
----------------------------------------------------------------------------------------------------------------------------------


   4,618,303           5,916,660          10,092,471           6,033,752           1,253,415            815,715            561,745
  (5,579,871)         (5,526,738)         (2,477,865)         (1,605,280)           (627,273)          (127,254)           (59,417)
    (296,021)           (340,550)           (326,876)           (118,582)            (25,224)           (39,836)            (1,024)
  (4,910,092)         (4,108,655)          3,417,891           7,106,796         (21,636,729)           623,649            276,738
----------------------------------------------------------------------------------------------------------------------------------

  (6,167,681)         (4,059,283)         10,705,621          11,416,686         (21,035,811)         1,272,274            778,042
----------------------------------------------------------------------------------------------------------------------------------
  (9,777,586)         (4,877,520)          9,227,648          15,081,797         (21,245,278)         1,520,777            793,246

  45,352,416          50,229,936          25,799,741          10,717,944          21,245,278          1,743,348            950,102
----------------------------------------------------------------------------------------------------------------------------------
$ 35,574,830        $ 45,352,416        $ 35,027,389        $ 25,799,741        $       --          $ 3,264,125        $ 1,743,348
==================================================================================================================================

               The Manufacturers Life Insurance Company of America
                             Separate Account Three

   Statements of Operations and Changes in Contract Owners' Equity (continued)



                                                                            SUB-ACCOUNT
                                                         -----------------------------------------------------
                                                           DYNAMIC
                                                           GROWTH                  EMERGING SMALL COMPANY
                                                         -----------------------------------------------------
                                                         PERIOD ENDED         YEAR ENDED           YEAR ENDED
                                                         DEC. 31/00**         DEC. 31/00           DEC. 31/99
                                                         -----------------------------------------------------
   Income:
      Net investment income (loss) during the year       $      --          $  10,861,111        $     931,296
      Realized gain (loss) during the year                   (34,245)           6,301,844            2,234,670
      Unrealized appreciation (depreciation)
       during the year                                      (530,220)         (20,697,016)          40,955,434
                                                         -----------------------------------------------------
   Net increase (decrease) in assets from
      operations                                            (564,465)          (3,534,061)          44,121,400
                                                         -----------------------------------------------------

   Changes from principal transactions:
      Transfer of net premiums                             1,038,582           10,324,298            9,489,193
      Transfer on termination                               (116,055)         (11,469,437)          (8,527,672)
      Transfer on policy loans                               (44,428)          (1,229,828)            (504,673)
      Net interfund transfers                              1,168,028           (2,950,927)          (8,765,065)
                                                         -----------------------------------------------------
   Net increase (decrease) in assets from
      principal transactions                               2,046,127           (5,325,894)          (8,308,217)
                                                         -----------------------------------------------------
   Total increase (decrease) in assets                     1,481,662           (8,859,955)          35,813,183

   Assets beginning of year                                     --            102,569,738           66,756,555
                                                         -----------------------------------------------------
   Assets end of year                                    $ 1,481,662        $  93,709,783        $ 102,569,738
                                                         =====================================================


** Reflects the period from commencement of operations May 1, 2000 through December 31, 2000.

See accompanying notes.

                                                 SUB-ACCOUNT
----------------------------------------------------------------------------------------------------------
          EQUITY INCOME                            EQUITY INDEX                        GLOBAL BOND
----------------------------------------------------------------------------------------------------------
 YEAR ENDED          YEAR ENDED          YEAR ENDED          YEAR ENDED        YEAR ENDED       YEAR ENDED
 DEC. 31/00          DEC. 31/99          DEC. 31/00          DEC. 31/99        DEC. 31/00       DEC. 31/99
----------------------------------------------------------------------------------------------------------
$  2,760,281        $  1,458,179        $    221,869        $  1,825,519        $  18,358        $  43,890
     (80,630)            374,940           2,696,756           3,651,616           (7,326)         (70,367)

     150,879          (1,255,027)        (10,555,450)          5,860,560            4,720          (14,905)
----------------------------------------------------------------------------------------------------------

   2,830,530             578,092          (7,636,825)         11,337,695           15,752          (41,382)
----------------------------------------------------------------------------------------------------------


   3,349,523           3,893,423          15,766,592          18,917,139          220,199          124,531
  (1,273,761)         (1,286,389)         (6,954,587)         (4,357,423)         (33,905)         (33,062)
     (53,101)            (77,443)           (248,765)           (494,140)          (2,085)             (11)
    (900,697)            311,991          (1,523,237)          5,753,290          (39,466)        (117,727)
----------------------------------------------------------------------------------------------------------

   1,121,964           2,841,582           7,040,003          19,818,866          144,743          (26,269)
----------------------------------------------------------------------------------------------------------
   3,952,494           3,419,674            (596,822)         31,156,561          160,495          (67,651)

  21,995,504          18,575,830          74,963,275          43,806,714          573,117          640,768
----------------------------------------------------------------------------------------------------------
$ 25,947,998        $ 21,995,504        $ 74,366,453        $ 74,963,275        $ 733,612        $ 573,117
==========================================================================================================

               The Manufacturers Life Insurance Company of America
                             Separate Account Three

   Statements of Operations and Changes in Contract Owners' Equity (continued)



                                                                                    SUB-ACCOUNT
                                                       -----------------------------------------------------------------------
                                                                GLOBAL EQUITY                              GROWTH
                                                       -----------------------------------------------------------------------
                                                        YEAR ENDED         YEAR ENDED          YEAR ENDED          YEAR ENDED
                                                        DEC. 31/00         DEC. 31/99          DEC. 31/00          DEC. 31/99
                                                       -----------------------------------------------------------------------
Income:
    Net investment income (loss) during the year       $  1,026,287        $   493,157        $  1,603,161        $    447,543
    Realized gain (loss) during the year                   (631,106)          (155,359)            695,686             530,120
    Unrealized appreciation (depreciation)
     during the year                                        740,951           (121,909)         (8,128,839)          2,359,746
                                                       -----------------------------------------------------------------------
Net increase (decrease) in assets from
    operations                                            1,136,132            215,889          (5,829,992)          3,337,409
                                                       -----------------------------------------------------------------------

Changes from principal transactions:
    Transfer of net premiums                              2,106,572          1,527,332           6,069,409           2,817,768
    Transfer on termination                                (515,552)          (386,590)         (1,297,222)           (500,367)
    Transfer on policy loans                                (14,792)           (21,561)           (120,470)            (74,903)
    Net interfund transfers                               1,068,265          1,818,979           3,009,403           2,324,764
                                                       -----------------------------------------------------------------------
Net increase (decrease) in assets from
    principal transactions                                2,644,493          2,938,160           7,661,120           4,567,262
                                                       -----------------------------------------------------------------------
Total increase (decrease) in assets                       3,780,625          3,154,049           1,831,128           7,904,671

Assets beginning of year                                  7,396,859          4,242,810          14,651,615           6,746,944
                                                       -----------------------------------------------------------------------
Assets end of year                                     $ 11,177,484        $ 7,396,859        $ 16,482,743        $ 14,651,615
                                                       =======================================================================


See accompanying notes.

                                                          SUB-ACCOUNT
-------------------------------------------------------------------------------------------------------------------------------
          GROWTH AND INCOME                                HIGH YIELD                               INCOME AND VALUE
-------------------------------------------------------------------------------------------------------------------------------
 YEAR ENDED             YEAR ENDED             YEAR ENDED             YEAR ENDED            YEAR ENDED              YEAR ENDED
 DEC. 31/00             DEC. 31/99             DEC. 31/00             DEC. 31/99            DEC. 31/00              DEC. 31/99
-------------------------------------------------------------------------------------------------------------------------------
$  3,025,404           $  1,278,189           $     14,646           $    340,814           $  1,092,315           $    408,866
     985,560              1,264,337                (62,640)               (57,295)               (16,392)                13,556

  (7,885,806)             4,417,624               (346,754)               (69,365)              (833,733)               (94,286)
-------------------------------------------------------------------------------------------------------------------------------

  (3,874,842)             6,960,150               (394,748)               214,154                242,190                328,136
-------------------------------------------------------------------------------------------------------------------------------

  11,665,612              7,477,562              1,336,937                799,494              1,131,379              1,638,769
  (3,632,508)            (3,261,292)              (275,933)              (179,923)              (459,846)              (330,215)
    (666,144)              (176,590)               (56,383)                (4,294)               (15,719)                (9,200)
   1,931,597              2,945,525                182,737                891,770                329,751                  1,531
-------------------------------------------------------------------------------------------------------------------------------
   9,298,557              6,985,205              1,187,358              1,507,047                985,565              1,300,885
-------------------------------------------------------------------------------------------------------------------------------
   5,423,715             13,945,355                792,610              1,721,201              1,227,755              1,629,021

  47,073,070             33,127,715              3,823,158              2,101,957              4,754,507              3,125,486
-------------------------------------------------------------------------------------------------------------------------------
$ 52,496,785           $ 47,073,070           $  4,615,768           $  3,823,158           $  5,982,262           $  4,754,507
===============================================================================================================================

               The Manufacturers Life Insurance Company of America
                             Separate Account Three

  Statements of Operations and Changes in Contract Owners' Equity (continued)

                                                                              SUB-ACCOUNT
                                                         -------------------------------------------------------
                                                         INTERNATIONAL
                                                             INDEX                 INTERNATIONAL SMALL CAP
                                                         -------------------------------------------------------
                                                         PERIOD ENDED           YEAR ENDED           YEAR ENDED
                                                         DEC. 31/00**           DEC. 31/00           DEC. 31/99
                                                         -------------------------------------------------------
Income:
   Net investment income (loss) during the year          $     2,220           $ 1,275,987           $     9,451

   Realized gain (loss) during the year                         (982)             (941,463)            1,126,604
   Unrealized appreciation (depreciation)
     during the year                                          (6,610)           (2,864,772)            1,360,161
                                                         -------------------------------------------------------
Net increase (decrease) in assets from
   operations                                                 (5,372)           (2,530,248)            2,496,216
                                                         -------------------------------------------------------
Changes from principal transactions:
   Transfer of net premiums                                  125,117             2,151,313               826,503
   Transfer on termination                                    (5,611)             (399,289)             (206,773)
   Transfer on policy loans                                   (6,792)             (227,364)              (11,684)
   Net interfund transfers                                    51,596             2,099,442              (266,727)
                                                         -------------------------------------------------------
Net increase (decrease) in assets from
   principal transactions                                    164,310             3,624,102               341,319
                                                         -------------------------------------------------------
Total increase (decrease) in assets                          158,938             1,093,854             2,837,535

Assets beginning of year                                        --               5,530,970             2,693,435
                                                         -------------------------------------------------------
Assets end of year                                       $   158,938           $ 6,624,824           $ 5,530,970
                                                         =======================================================

     * Reflects the period from commencement of operations May 1, 1999 through December 31, 1999.

     ** Reflects the period from commencement of operations May 1, 2000 through December 31, 2000.

     See accompanying notes.

                                                         SUB-ACCOUNT
------------------------------------------------------------------------------------------------------------------------------
                                                                              INTERNET
        INTERNATIONAL STOCK                  INTERNATIONAL VALUE            TECHNOLOGIES          INVESTMENT QUALITY BOND
------------------------------------------------------------------------------------------------------------------------------
  YEAR ENDED         YEAR ENDED         YEAR ENDED       PERIOD ENDED       PERIOD ENDED         YEAR ENDED         YEAR ENDED
  DEC. 31/00         DEC. 31/99         DEC. 31/00        DEC. 31/99*       DEC. 31/00**         DEC. 31/00         DEC. 31/99
------------------------------------------------------------------------------------------------------------------------------
$    141,854       $  2,378,902       $      4,865       $       --         $       --         $  1,764,230       $    115,157
   1,979,909          1,389,951            (24,646)            (6,853)              (156)           (65,106)          (118,167)

  (7,021,945)         2,728,312               (339)            33,763           (416,574)           543,010           (330,836)
------------------------------------------------------------------------------------------------------------------------------

  (4,900,182)         6,497,165            (20,120)            26,910           (416,730)         2,242,134           (333,846)
------------------------------------------------------------------------------------------------------------------------------

   4,769,383          3,991,679            970,793             67,544            613,893          3,717,837          2,534,307
  (2,042,903)        (1,409,171)           (57,439)            (5,873)           (49,773)        (2,138,923)        (1,228,511)
    (319,996)          (245,714)            (6,340)              --               (4,746)          (183,365)           (45,188)
     306,879           (561,839)           268,631            368,846            501,473           (247,524)        20,819,872
------------------------------------------------------------------------------------------------------------------------------

   2,713,363          1,774,955          1,175,645            430,517          1,060,847          1,148,025         22,080,480
------------------------------------------------------------------------------------------------------------------------------
  (2,186,819)         8,272,120          1,155,525            457,427            644,117          3,390,159         21,746,634

  28,849,762         20,577,642            457,427               --                 --           23,176,815          1,430,181
------------------------------------------------------------------------------------------------------------------------------
$ 26,662,943       $ 28,849,762       $  1,612,952       $    457,427       $    644,117       $ 26,566,974       $ 23,176,815
==============================================================================================================================

               The Manufacturers Life Insurance Company of America
                             Separate Account Three

   Statements of Operations and Changes in Contract Owners' Equity (continued)

                                                                                      SUB-ACCOUNT
                                                        ---------------------------------------------------------------------------
                                                                 LARGE CAP GROWTH                     LIFESTYLE AGGRESSIVE 1000
                                                        ---------------------------------------------------------------------------
                                                         YEAR ENDED           YEAR ENDED           YEAR ENDED          YEAR ENDED
                                                         DEC. 31/00           DEC. 31/99           DEC. 31/00          DEC. 31/99
                                                        ---------------------------------------------------------------------------
Income:
    Net investment income (loss) during the year        $  1,441,638         $    371,353         $    216,326         $    178,067
    Realized gain (loss) during the year                      21,675              100,576               (9,437)             (51,566)
    Unrealized appreciation (depreciation)
      during the year                                     (3,593,685)             677,804             (443,010)             371,856
                                                        ---------------------------------------------------------------------------
Net increase (decrease) in assets from
    operations                                            (2,130,372)           1,149,733             (236,121)             498,357
                                                        ---------------------------------------------------------------------------

Changes from principal transactions:

    Transfer of net premiums                               4,930,460            1,349,722            1,402,412            1,220,401
    Transfer on termination                                 (935,574)            (310,785)            (465,958)            (711,359)
    Transfer on policy loans                                (149,564)             (20,962)              (1,220)              (3,817)
    Net interfund transfers                                4,710,968              876,677               (2,198)            (911,439)
                                                        ---------------------------------------------------------------------------
Net increase (decrease) in assets from
    principal transactions                                 8,556,290            1,894,652              933,036             (406,214)
                                                        ---------------------------------------------------------------------------
Total increase (decrease) in assets                        6,425,918            3,044,385              696,915               92,143


Assets beginning of year                                   6,670,104            3,625,719            3,954,235            3,862,092
                                                        ---------------------------------------------------------------------------
Assets end of year                                      $ 13,096,022         $  6,670,104         $  4,651,150         $  3,954,235
                                                        ===========================================================================

 See accompanying notes.

                                                          SUB-ACCOUNT
-------------------------------------------------------------------------------------------------------------------------------
        LIFESTYLE BALANCED 640                     LIFESTYLE CONSERVATIVE 280                       LIFESTYLE GROWTH 820
-------------------------------------------------------------------------------------------------------------------------------
  YEAR ENDED             YEAR ENDED             YEAR ENDED             YEAR ENDED             YEAR ENDED             YEAR ENDED
  DEC. 31/00             DEC. 31/99             DEC. 31/00             DEC. 31/99             DEC. 31/00             DEC. 31/99
-------------------------------------------------------------------------------------------------------------------------------
$    569,650           $    396,729           $     13,788           $     11,447           $  1,673,771           $    962,278
      86,155                (30,994)                  (844)                 1,866                 79,771                (74,308)

    (472,949)               510,201                  2,739                 (7,716)            (2,474,203)             1,958,069
-------------------------------------------------------------------------------------------------------------------------------

     182,856                875,936                 15,683                  5,597               (720,661)             2,846,039
-------------------------------------------------------------------------------------------------------------------------------

   3,308,556              3,129,737                 30,443                 42,811              5,916,596              5,461,863
    (883,442)            (1,094,958)                (9,144)                (8,329)            (2,038,161)            (1,622,631)
    (122,975)               (64,221)                  --                     --                 (134,239)              (279,099)
    (805,706)              (306,459)                70,433                (32,902)               127,472             (1,593,145)
-------------------------------------------------------------------------------------------------------------------------------

   1,496,433              1,664,099                 91,732                  1,580              3,871,668              1,966,988
-------------------------------------------------------------------------------------------------------------------------------
   1,679,289              2,540,035                107,415                  7,177              3,151,007              4,813,027

   8,236,104              5,696,069                115,194                108,017             20,670,423             15,857,396
-------------------------------------------------------------------------------------------------------------------------------
$  9,915,393           $  8,236,104           $    222,609           $    115,194           $ 23,821,430           $ 20,670,423
===============================================================================================================================

               The Manufacturers Life Insurance Company of America
                             Separate Account Three

   Statements of Operations and Changes in Contract Owners' Equity (continued)

                                                                                         SUB-ACCOUNT
                                                        ---------------------------------------------------------------------------
                                                              LIFESTYLE MODERATE 460                        MID CAP BLEND
                                                        ---------------------------------------------------------------------------
                                                         YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
                                                         DEC. 31/00           DEC. 31/99           DEC. 31/00           DEC. 31/99
                                                        ---------------------------------------------------------------------------
Income:
    Net investment income (loss) during the year        $    164,841         $     49,688         $  4,905,140         $  3,059,165
    Realized gain (loss) during the year                      (8,201)              (1,920)            (440,187)            (531,319)
    Unrealized appreciation (depreciation)
      during the year                                        (93,118)              30,959           (6,852,403)           4,461,702
                                                        ---------------------------------------------------------------------------
Net increase (decrease) in assets from
    operations                                                63,522               78,727           (2,387,450)           6,989,548
                                                        ---------------------------------------------------------------------------

Changes from principal transactions:

    Transfer of net premiums                                 499,839              324,816            5,698,436            5,041,183
    Transfer on termination                                 (278,844)             (80,708)          (2,255,941)          (1,858,127)
    Transfer on policy loans                                  (4,505)             (61,993)            (210,773)            (108,303)
    Net interfund transfers                                   34,843              336,696              333,630           (1,877,218)
                                                        ---------------------------------------------------------------------------
Net increase (decrease) in assets from
    principal transactions                                   251,333              518,811            3,565,352            1,197,535
                                                        ---------------------------------------------------------------------------
Total increase (decrease) in assets                          314,855              597,538            1,177,902            8,187,083


Assets beginning of year                                   1,275,882              678,344           32,680,369           24,493,286
                                                        ---------------------------------------------------------------------------
Assets end of year                                      $  1,590,737         $  1,275,882         $ 33,858,271         $ 32,680,369
                                                        ============         ============         ============         ============

     * Reflects the period from commencement of operations May 1, 1999 through December 31, 1999.

     ** Reflects the period from commencement of operations May 1, 2000 through December 31, 2000.

 See accompanying notes.

                                                        SUB-ACCOUNT
------------------------------------------------------------------------------------------------------------------------------
   MID CAP
    INDEX                   MID CAP STOCK                             MONEY MARKET                         OVERSEAS
------------------------------------------------------------------------------------------------------------------------------
PERIOD ENDED         YEAR ENDED       PERIOD ENDED         YEAR ENDED         YEAR ENDED         YEAR ENDED         YEAR ENDED
DEC. 31/00**         DEC. 31/00        DEC. 31/99*         DEC. 31/00         DEC. 31/99         DEC. 31/00         DEC. 31/99
------------------------------------------------------------------------------------------------------------------------------
$      9,975       $       --         $       --         $  2,837,122       $  1,699,216       $    410,096                $--
       2,568              4,809               (158)              --                 --             (743,314)           588,825

      (5,753)           (82,824)             7,230               --                 --             (806,861)           485,470
------------------------------------------------------------------------------------------------------------------------------

       6,790            (78,015)             7,072          2,837,122          1,699,216         (1,140,079)         1,074,295
------------------------------------------------------------------------------------------------------------------------------


      62,405          1,209,637            114,220         60,929,701         29,641,080          2,507,305            516,783
     (18,904)           (70,213)            (9,534)        (7,374,966)        (5,654,160)          (284,281)           (73,681)
        --               (1,970)              --             (602,642)           266,827           (199,359)           (14,262)
     500,415            497,797             74,430        (37,492,208)       (12,059,047)         1,670,197          1,464,007
------------------------------------------------------------------------------------------------------------------------------

     543,916          1,635,251            179,116         15,459,885         12,194,700          3,693,862          1,892,847
------------------------------------------------------------------------------------------------------------------------------
     550,706          1,557,236            186,188         18,297,007         13,893,916          2,553,783          2,967,142


        --              186,188               --           45,601,979         31,708,063          4,372,356          1,405,214
------------------------------------------------------------------------------------------------------------------------------
$    550,706       $  1,743,424       $    186,188       $ 63,898,986       $ 45,601,979       $  6,926,139       $  4,372,356
==============================================================================================================================

               The Manufacturers Life Insurance Company of America
                             Separate Account Three

   Statements of Operations and Changes in Contract Owners' Equity (continued)

                                                                                       SUB-ACCOUNT
                                                        ---------------------------------------------------------------------------
                                                                    PACIFIC RIM
                                                                  EMERGING MARKETS                       QUANTITATIVE EQUITY
                                                        ---------------------------------------------------------------------------
                                                         YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
                                                         DEC. 31/00           DEC. 31/99           DEC. 31/00           DEC. 31/99
                                                        ---------------------------------------------------------------------------
Income:
    Net investment income (loss) during the year        $     37,735         $    188,217         $  8,207,833         $  5,044,334
    Realized gain (loss) during the year                   1,142,246            1,967,184            3,373,479            3,505,103
    Unrealized appreciation (depreciation)
      during the year                                     (3,893,747)           1,745,251           (7,729,114)           2,911,530
                                                        ---------------------------------------------------------------------------
Net increase (decrease) in assets from
    operations                                            (2,713,766)           3,900,652            3,852,198           11,460,967
                                                        ---------------------------------------------------------------------------

Changes from principal transactions:

    Transfer of net premiums                               1,890,887            1,679,389            8,153,108            7,800,323
    Transfer on termination                                 (692,836)            (471,769)          (8,068,279)          (5,396,356)
    Transfer on policy loans                                 (93,909)             (33,384)            (437,721)            (474,041)
    Net interfund transfers                                  349,025             (185,077)           1,180,710           (3,728,101)
                                                        ---------------------------------------------------------------------------
Net increase (decrease) in assets from
    principal transactions                                 1,453,167              989,159              827,818           (1,798,175)
                                                        ---------------------------------------------------------------------------
Total increase (decrease) in assets                       (1,260,599)           4,889,811            4,680,016            9,662,792


Assets beginning of year                                  10,510,125            5,620,314           61,856,519           52,193,727
                                                        ---------------------------------------------------------------------------
Assets end of year                                      $  9,249,526         $ 10,510,125         $ 66,536,535         $ 61,856,519
                                                        ===========================================================================

* Reflects the period from commencement of operations May 1, 1999 through December 31, 1999.

** Reflects the period from commencement of operations May 1, 2000 through December 31, 2000.

See accompanying notes.

                                                        SUB-ACCOUNT
------------------------------------------------------------------------------------------------------------------------------
                                                                              SMALL CAP
      REAL ESTATE SECURITIES                SCIENCE AND TECHNOLOGY             INDEX                SMALL COMPANY BLEND
------------------------------------------------------------------------------------------------------------------------------
  YEAR ENDED         YEAR ENDED         YEAR ENDED         YEAR ENDED       PERIOD ENDED         YEAR ENDED        PERIOD ENDED
  DEC. 31/00         DEC. 31/99         DEC. 31/00         DEC. 31/99       DEC. 31/00**         DEC. 31/00        DEC. 31/99*
------------------------------------------------------------------------------------------------------------------------------
$    725,501       $  1,081,197       $    875,644       $  1,831,034       $      5,143       $    166,689       $      7,350
    (368,039)            82,415          4,226,679          2,759,418             (1,758)          (184,160)             1,781

   4,345,939         (2,907,686)       (19,928,665)         5,368,742            (10,171)          (603,705)            41,163
------------------------------------------------------------------------------------------------------------------------------

   4,703,401         (1,744,074)       (14,826,342)         9,959,194             (6,786)          (621,176)            50,294
------------------------------------------------------------------------------------------------------------------------------


   2,709,003          3,182,121         11,215,089          3,767,735             94,350          1,152,722            174,380
  (1,866,577)        (2,092,541)        (2,826,592)          (796,754)            (6,716)           (46,909)           (10,104)
    (245,678)          (117,862)          (405,481)           (98,286)            (3,396)           (27,509)              --
    (847,081)        (2,881,180)         9,680,246          8,691,040             78,092            954,977            167,059
------------------------------------------------------------------------------------------------------------------------------

    (250,333)        (1,909,462)        17,663,262         11,563,735            162,330          2,033,281            331,335
------------------------------------------------------------------------------------------------------------------------------
   4,453,068         (3,653,536)         2,836,920         21,522,929            155,544          1,412,105            381,629


  19,042,967         22,696,503         26,459,240          4,936,311               --              381,629               --
------------------------------------------------------------------------------------------------------------------------------
$ 23,496,035       $ 19,042,967       $ 29,296,160       $ 26,459,240       $    155,544       $  1,793,734       $    381,629
==============================================================================================================================

               The Manufacturers Life Insurance Company of America
                             Separate Account Three

  Statements of Operations and Changes in Contract Owners' Equity (continued)

                                                                                           SUB-ACCOUNT
                                                                  --------------------------------------------------------------
                                                                      SMALL COMPANY VALUE                   STRATEGIC BOND
                                                                  --------------------------------------------------------------
                                                                  YEAR ENDED       YEAR ENDED        YEAR ENDED       YEAR ENDED
                                                                  DEC. 31/00       DEC. 31/99        DEC. 31/00       DEC. 31/99
                                                                  --------------------------------------------------------------
Income:
  Net investment income (loss) during the year                    $    2,245       $      305        $  286,876       $  204,203
  Realized gain (loss) during the year                                93,029            7,291           (66,380)         (74,383)
  Unrealized appreciation (depreciation)
    during the year                                                   48,360           88,627            61,320          (62,876)
                                                                  --------------------------------------------------------------
Net increase (decrease) in assets from
  operations                                                         143,634           96,223           281,816           66,944
                                                                  --------------------------------------------------------------

Changes from principal transactions:
  Transfer of net premiums                                           747,241          398,042         1,165,949          747,221
  Transfer on termination                                           (104,932)         (50,211)         (235,557)        (169,596)
  Transfer on policy loans                                            (9,018)            --             (45,301)         (15,952)
  Net interfund transfers                                          1,241,872          289,944           304,387          (49,496)
                                                                  --------------------------------------------------------------
Net increase (decrease) in assets from
  principal transactions                                           1,875,163          637,775         1,189,478          512,177
                                                                  --------------------------------------------------------------
Total increase (decrease) in assets                                2,018,797          733,998         1,471,294          579,121

Assets beginning of year                                           1,100,603          366,605         3,481,336        2,902,215
                                                                  --------------------------------------------------------------
Assets end of year                                                $3,119,400       $1,100,603        $4,952,630       $3,481,336
                                                                  ==============================================================

*Reflects the period from commencement of operations May 1, 1999 through December 31, 1999.

**Reflects the period from commencement of operations May 1, 2000 through December 31, 2000.

See accompanying notes.

                                                          SUB-ACCOUNT
-------------------------------------------------------------------------------------------------------------------------------
  TACTICAL                                                           TOTAL STOCK
 ALLOCATION                       TOTAL RETURN                       MARKET INDEX                U.S. GOVERNMENT SECURITIES
-------------------------------------------------------------------------------------------------------------------------------
PERIOD ENDED            YEAR ENDED            PERIOD ENDED           PERIOD ENDED            YEAR ENDED            YEAR ENDED
DEC. 31/00**            DEC. 31/00             DEC. 31/99*           DEC. 31/00**            DEC. 31/00            DEC. 31/99
-------------------------------------------------------------------------------------------------------------------------------
$    11,333            $    29,836            $      --              $     2,748            $   319,991            $   143,586
        (20)                 6,187                   (252)                  (239)               (33,921)                21,642

    (24,796)               145,527                    364                (22,955)               189,826               (173,224)
-------------------------------------------------------------------------------------------------------------------------------
    (13,483)               181,550                    112                (20,446)               475,896                 (7,996)
-------------------------------------------------------------------------------------------------------------------------------

    270,846                800,492                102,093                199,595              1,442,818                933,102
     (7,090)               (68,577)               (17,463)                (9,092)              (420,953)              (302,051)
     (3,393)               (48,429)                  --                     --                    1,677                     75
     70,288              1,016,257                394,795                123,776               (710,743)               630,563
-------------------------------------------------------------------------------------------------------------------------------

    330,651              1,699,743                479,425                314,279                312,799              1,261,689
-------------------------------------------------------------------------------------------------------------------------------
    317,168              1,881,293                479,537                293,833                788,695              1,253,693

       --                  479,537                   --                     --                4,558,716              3,305,023
-------------------------------------------------------------------------------------------------------------------------------
$   317,168            $ 2,360,830            $   479,537            $   293,833            $ 5,347,411            $ 4,558,716
===============================================================================================================================

               The Manufacturers Life Insurance Company of America
                             Separate Account Three

   Statements of Operations and Changes in Contract Owners' Equity (continued)

                                                                               SUB-ACCOUNT
                                                    -----------------------------------------------------------------
                                                         U.S. LARGE CAP VALUE                      VALUE
                                                    -----------------------------------------------------------------
                                                    YEAR ENDED        PERIOD ENDED       YEAR ENDED       YEAR ENDED
                                                    DEC. 31/00        DEC. 31/99*        DEC. 31/00       DEC. 31/99
                                                    -----------------------------------------------------------------
Income:
  Net investment income (loss) during the year      $    30,478       $      --         $      --         $   160,502
  Realized gain (loss) during the year                    2,018                18          (204,029)          (36,495)
  Unrealized appreciation (depreciation)
    during the year                                      35,510            95,862         1,955,231          (317,742)
                                                    -----------------------------------------------------------------
Net increase (decrease) in assets from
  operations                                             68,006            95,880         1,751,202          (193,735)
                                                    -----------------------------------------------------------------
Changes from principal transactions:
  Transfer of net premiums                            3,097,133           373,681         1,668,925         1,586,580
  Transfer on termination                              (306,562)          (40,839)         (372,336)         (292,517)
  Transfer on policy loans                               (6,546)             --            (118,965)           (4,081)
  Net interfund transfers                             2,799,989         1,465,208         1,097,532           419,572
                                                    -----------------------------------------------------------------
Net increase (decrease) in assets from
  principal transactions                              5,584,014         1,798,050         2,275,156         1,709,554
                                                    -----------------------------------------------------------------
Total increase (decrease) in assets                   5,652,020         1,893,930         4,026,358         1,515,819

Assets beginning of year                              1,893,930              --           5,083,047         3,567,228
                                                    -----------------------------------------------------------------
Assets end of year                                  $ 7,545,950       $ 1,893,930       $ 9,109,405       $ 5,083,047
                                                    =================================================================

*Reflects the period from commencement of operations May 1, 1999 through December 31, 1999.

**Reflects the period from commencement of operations May 1, 2000 through December 31, 2000.

See accompanying notes.

            SUB-ACCOUNT
------------------------------
WORLDWIDE                                       TOTAL
  GROWTH           500 INDEX       --------------------------------
YEAR ENDED        PERIOD ENDED      YEAR ENDED          YEAR ENDED
DEC. 31/99        DEC. 31/00**      DEC. 31/00          DEC. 31/99
--------------------------------------------------------------------
$    11,362       $   11,246       $  51,387,171       $ 31,693,647
     68,678          (16,940)         22,080,244         20,827,272

    (14,108)        (273,894)       (115,641,365)        69,327,505
--------------------------------------------------------------------

     65,932         (279,588)        (42,173,950)       121,848,424
--------------------------------------------------------------------

    274,770        3,899,444         214,068,040        138,216,989
    (16,702)        (203,952)        (70,163,910)       (51,392,480)
    (11,284)         (18,727)         (7,067,602)        (3,208,585)
 (1,392,780)       1,953,381             275,952           (253,364)
--------------------------------------------------------------------

 (1,145,996)       5,630,146         137,112,480         83,362,560
--------------------------------------------------------------------
 (1,080,064)       5,350,558          94,938,530        205,210,984

  1,080,064             --           683,749,787        478,538,803
--------------------------------------------------------------------
$      --         $5,350,558       $ 778,688,317       $683,749,787
====================================================================

              The Manufacturers Life Insurance Company of America
                             Separate Account Three

                          Notes to Financial Statements

                                December 31, 2000


1. ORGANIZATION

The Manufacturers Life Insurance Company of America Separate Account Three (the Account) is a separate account established by The Manufacturers Life Insurance Company of America (the Company). The account operates as a Unit Investment Trust under the Investment Company Act of 1940, as amended and invests in forty-seven sub-accounts of Manufacturers Investment Trust (the Trust). The account is a funding vehicle for allocation of net premiums under single premium variable life and variable universal life insurance contracts (the Contracts) issued by the Company. The Account was established by the Company, a life insurance company organized in 1983 under Michigan law. The Company is an indirect, wholly owned subsidiary of the Manufacturers Life Insurance Company (Manulife Financial), a Canadian life insurance company. Each investment sub-account invests solely in shares of a particular portfolio of the Trust. The Trust is registered under the Investment Company Act of 1940 as an open-end management investment company.

The Company is required to maintain assets in the Account with a total market value at least equal to the reserves and other liabilities relating to the variable benefits under all contracts participating in the Account. These assets may not be charged with liabilities which arise from any other business the Company conducts. However, all obligations under the variable contracts are general corporate obligations of the Company.

Additional assets are held in the Company's general account to cover the contingency that the guaranteed minimum death benefit might exceed the death benefit which would have been payable in the absence of such guarantee.

As the result of portfolio changes, effective May 2, 2000, the following sub-account of the Account has been replaced with a new sub-account fund as follows:

   PREVIOUS FUND                                                NEW FUND
--------------------                                      --------------------
Mid Cap Growth Trust                                      All Cap Growth Trust

              The Manufacturers Life Insurance Company of America
                             Separate Account Three

                    Notes to Financial Statements (continued)


1. ORGANIZATION (CONTINUED)

The following sub-accounts of the Account were added as investment options for variable life insurance contract holders of Manufacturers Life of America:

                                                       Commencement of
                                                      Operations of the
                                                         Sub-accounts
                                                      -----------------
Dynamic Growth Trust                                     May 2, 2000
International Index Trust                                May 2, 2000
International Value Trust                                May 1, 1999
Internet Technologies Trust                              May 2, 2000
Mid Cap Index Trust                                      May 2, 2000
Mid Cap Stock Trust                                      May 1, 1999
Small Cap Index Trust                                    May 2, 2000
Small Company Blend Trust                                May 1, 1999
Tactical Allocation Trust                                May 2, 2000
Total Return Trust                                       May 1, 1999
Total Stock Market Index Trust                           May 2, 2000
U.S. Large Cap Value Trust                               May 1, 1999
500 Index Trust                                          May 2, 2000

2. SIGNIFICANT ACCOUNTING POLICIES

Investments are made in the portfolios of the Trust and are valued at the reported net asset value of such portfolios. Transactions are recorded on the trade date. Income from dividends is recorded on the ex-dividend date. Realized gains and losses on the sales of investments are computed on the basis of the identified cost of the investment sold.

              The Manufacturers Life Insurance Company of America
                             Separate Account Three

                    Notes to Financial Statements (continued)


2. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

In addition to the Account, a contract holder may also allocate funds to the Fixed Account, which is part of the Company's general account. Because of exemptive and exclusionary provisions, interests in the Fixed Account have not been registered under the Securities Act of 1933, and the Company's general account has not been registered as an investment company under the Investment Company Act of 1940.

The operations of the Account are included in the federal income tax return of the Company, which is taxed as a life insurance company under the provisions of the Internal Revenue Code (the Code). Under the current provisions of the Code, the Company does not expect to incur federal income taxes on the earnings of the Account to the extent the earnings are credited under the contracts. Based on this, no charge is being made currently to the Account for federal income taxes. The Company will review periodically the status of such decision based on changes in the tax law. Such a charge may be made in future years for any federal income taxes that would be attributable to the contract.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

3. PREMIUM DEDUCTIONS

Manufacturers Life of America deducts certain charges for state, local, and federal taxes from the gross premium before placing the remaining net premiums in the sub-accounts.

              The Manufacturers Life Insurance Company of America
                             Separate Account Three

                    Notes to Financial Statements (continued)


4. PURCHASES AND SALES

The following table shows aggregate cost of shares purchased and proceeds from sales of each Trust portfolio for the period ended December 31, 2000:

                                             PURCHASES              SALES
                                           ---------------------------------
Aggressive Growth Trust                    $  8,019,899         $  2,468,166
All Cap Growth Trust                         16,182,742            7,118,664
Balanced Trust                                4,205,822            8,450,845
Blue Chip Growth Trust                       15,877,023            3,915,222
Diversified Bond Trust                        1,769,759              260,970
Dynamic Growth Trust                          2,197,718              151,590
Emerging Small Company Trust                 18,477,959           12,942,742
Equity Income Trust                           6,769,753            2,887,508
Equity Index Trust                           18,733,836           11,471,964
Global Bond Trust                               304,886              141,785
Global Equity Trust                          18,079,661           14,408,881
Growth Trust                                 11,696,647            2,432,366
Growth & Income Trust                        15,046,839            2,722,878
High Yield Trust                              2,427,826            1,225,821
Income and Value Trust                        2,514,745              436,865
International Index Trust                       174,861                8,331
International Small Cap Trust                16,507,631           11,607,542
International Stock Trust                    21,063,260           18,208,044
International Value Trust                     2,464,874            1,284,364
Internet Technologies Trust                   1,691,129              630,282
Investment Quality Bond Trust                 5,805,208            2,892,953
Large Cap Growth Trust                       11,430,246            1,432,319
Lifestyle Aggressive 1000 Trust               1,666,763              517,400
Lifestyle Balanced 640 Trust                  3,973,581            1,907,498
Lifestyle Conservative 280 Trust                120,201               14,680
Lifestyle Growth 820 Trust                    7,105,742            1,560,302
Lifestyle Moderate 460 Trust                    704,837              288,663
Mid Cap Blend Trust                          11,675,074            3,204,582
Mid Cap Index Trust                             858,391              304,500
Mid Cap Stock Trust                           2,505,863              870,613
Money Market Trust                          133,882,405          115,585,398
Overseas Trust                               21,862,479           17,758,521
Pacific Rim Emerging Markets Trust           10,745,858            9,254,956
Quantitative Equity Trust                    17,411,696            8,376,044
Real Estate Securities Trust                  3,372,234            2,897,066
Science & Technology Trust                   40,656,264           22,117,359
Small Cap Index Trust                           188,065               20,592
Small Company Blend Trust                     4,543,750            2,343,780
Small Company Value Trust                     2,836,537              959,130
Strategic Bond Trust                          2,180,768              704,413
Tactical Allocation Trust                       347,423                5,439
Total Return Trust                            2,007,281              277,702
Total Stock Market Index                        322,499                5,472
U.S. Government Securities Trust              2,117,690            1,484,900
U.S. Large Cap Value Trust                    6,193,938              579,446
Value Trust                                   3,939,653            1,664,497
500 Index Trust                               5,883,114              241,721
                                           ---------------------------------
Total                                      $488,544,430         $300,044,776
                                           =================================

              The Manufacturers Life Insurance Company of America
                             Separate Account Three

                    Notes to Financial Statements (continued)


5. UNIT VALUES

A summary of the accumulation unit values at December 31, 2000 and December 31, 1999 and the accumulation units and dollar value outstanding at December 31, 2000 for the variable life contracts are as follows:

                                                 1999                          2000
                                              -----------------------------------------------------------
                                              UNIT VALUE      UNIT VALUE       UNITS            DOLLARS
                                              -----------------------------------------------------------
Aggressive Growth Trust                       $    20.16      $    20.77       356,548      $   7,404,188
All Cap Growth Trust                               28.33           25.28       749,807         18,952,901
Balanced Trust                                     29.49           26.74     1,330,346         35,574,830
Blue Chip Growth Trust                             24.63           23.95     1,462,754         35,027,389
Diversified Bond Trust                             13.07           14.42       226,375          3,264,125
Dynamic Growth Trust                                --              7.98       185,672          1,481,662
Emerging Small Company Trust                       74.86           71.65     1,307,969         93,709,783
Equity Income Trust                                16.64           18.80     1,380,099         25,947,998
Equity Index Trust                                 23.78           21.57     3,447,963         74,366,453
Global Bond Trust                                  13.27           13.49        54,365            733,612
Global Equity Trust                                16.97           19.04       587,025         11,177,484
Growth Trust                                       25.46           18.51       890,331         16,482,743
Growth and Income Trust                            23.46           21.79     2,408,919         52,496,785
High Yield Trust                                   15.37           14.00       329,776          4,615,768
Income and Value Trust                             15.51           16.28       367,507          5,982,262
International Index Trust                           --             11.27        14,103            158,938
International Small Cap Trust                      26.16           18.53       357,528          6,624,824
International Stock Trust                          18.12           15.12     1,763,929         26,662,943
International Value Trust                          12.98           12.14       132,848          1,612,952
Internet Technologies Trust                         --              7.03        91,924            644,117
Investment Quality Bond Trust                      14.51           15.87     1,673,822         26,566,974
Large Cap Growth Trust                             19.42           16.65       786,413         13,096,022
Lifestyle Aggressive 1000 Trust                    17.21           16.33       284,768          4,651,150
Lifestyle Balanced 640 Trust                       16.76           17.18       577,034          9,915,393
Lifestyle Conservative 280 Trust                   15.74           16.95        13,131            222,609
Lifestyle Growth 820 Trust                         17.62           17.09     1,393,678         23,821,430
Lifestyle Moderate 460 Trust                       16.40           17.10        93,014          1,590,737
Mid Cap Blend Trust                                18.95           17.74     1,908,650         33,858,271
Mid Cap Index Trust                                 --             13.39        41,116            550,706
Mid Cap Stock Trust                                12.60           12.10       144,085          1,743,424
Money Market Trust                                 19.15           20.28     3,151,211         63,898,986
Overseas Trust                                     18.96           15.41       449,483          6,926,139
Pacific Rim Emerging Markets Trust                 11.85            8.97     1,031,699          9,249,526
Quantitative Equity Trust                          53.10           56.45     1,178,769         66,536,535
Real Estate Securities Trust                       30.30           38.08       616,941         23,496,035
Science & Technology Trust                         40.21           26.51     1,104,943         29,296,160
Small Cap Index                                     --             11.70        13,291            155,544
Small Company Blend Trust                          16.07           12.90       139,069          1,793,734
Small Company Value Trust                           9.21            9.76       319,683          3,119,400
Strategic Bond Trust                               14.11           15.15       326,940          4,952,630
Tactical Allocation Trust                           --             12.10        26,212            317,168
Total Return Trust                                 12.37           13.72       172,081          2,360,830
Total Stock Market Index Trust                      --             11.24        26,131            293,833
U.S. Government Securities Trust                   11.91           13.21       404,853          5,347,411
U.S. Large Cap Value Trust                         12.84           13.20       571,773          7,545,950
Value Trust                                        13.81           17.20       529,481          9,109,405
500 Index Trust                                     --             11.30       473,346          5,350,558
                                                                                            -------------
Total                                                                                       $ 778,688,317
                                                                                            =============

               The Manufacturers Life Insurance Company of America
                             Separate Account Three

                    Notes to Financial Statements (continued)


6. RELATED PARTY TRANSACTIONS

ManEquity, Inc., a registered broker-dealer and indirect wholly owned subsidiary of Manulife Financial, acts as the principal underwriter of the Contracts pursuant to a Distribution Agreement with the Company. Registered representatives of either ManEquity, Inc. or other broker-dealers having distribution agreements with ManEquity, Inc. who are also authorized as variable life insurance agents under applicable state insurance laws, sell the Contracts. Registered representatives are compensated on a commission basis.

The Company has a formal service agreement with its affiliates, Manulife Financial and The Manufacturers Life Insurance Company (U.S.A.), which can be terminated by either party upon two months notice. Under this Agreement, the Company pays for legal, actuarial, investment and certain other administrative services.

                                     PART II



                               OTHER INFORMATION

                           PART II. OTHER INFORMATION

Representation of Insurer Pursuant to Section 26 of the Investment Company Act of 1940

      The Manufacturers Life Insurance Company of America hereby represents that the fees and charges deducted under the policies issued pursuant to this registration statement in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Company.

CONTENTS OF REGISTRATION STATEMENT

This registration statement comprises the following papers and documents:

The facing sheet;
Cross-Reference Sheet;
The Prospectus, consisting of 40 pages;
Representation of Insurer Pursuant to Section 26 of the Investment Company
  Act of 1940
The signatures;
Written consents of the following persons:

      A.    Ernst & Young LLP-- FILED HEREIN
      B.    Opinion and Consent of Actuary-- FILED HEREIN

The following exhibits are filed as part of this Registration Statement:

1. Copies of all exhibits required by paragraph A of the instructions as to exhibits in Form N-8B-2 are set forth below under designations based on such instructions:

   A(1) Resolutions of Board of Directors of The Manufacturers Life Insurance Company of America establishing Separate Account Three. Incorporated by reference to Exhibit A(1) to the registration statement on Form S-6, file number 333-66303 filed October 29, 1998 (the "SVUL Registration Statement").

   A(3)(a)(i)     Distribution Agreement between The Manufacturers Life
                  Insurance Company of America and ManEquity, Inc. dated
                  December 23, 1986. Incorporated by reference to Exhibit
                  A(3)(a)(i) to the SVUL Registration Statement.

   A(3)(a)(ii)    Amendment to Distribution Agreement between The Manufacturers
                  Life Insurance Company of America and ManEquity, Inc. dated
                  May 30, 1992. Incorporated by reference to Exhibit A(3)(a)(ii) to the SVUL Registration Statement.

   A(3)(a)(iii)   Amendment to Distribution Agreement between The Manufacturers
                  Life Insurance Company of America and ManEquity, Inc. dated
                  February 23, 1994. Incorporated by reference to Exhibit
                  A(3)(a)(iii) to the SVUL Registration Statement.

   A(3)(b)(i)     Specimen Agreement between ManEquity, Inc. and registered
                  representatives. Incorporated by reference to Exhibit
                  A(3)(b)(i) to pre-effective amendment no. 1 to the registration statement on Form S-6, file number 333-51293 filed August 28, 1998.

   A(3)(b)(ii)    Specimen agreement between The Manufacturers Life Insurance
                  Company of America and registered representatives.
                  Incorporated by reference to Exhibit A(3)(b)(ii) to pre-effective amendment no. 1 to the registration statement on Form S-6, file number 333-51293 filed August 28, 1998.

   A(3)(b)(iii)   Specimen Agreement between ManEquity, Inc. and dealers.
                  Incorporated by reference to Exhibit A(3)(b)(iii) to pre-effective amendment no. 1 to the registration statement on Form S-6, file number 333-51293 filed August 28, 1998.

   A(3)(b)(iv)    Specimen agreement between The Manufacturers Life Insurance
                  Company of America and dealers. Incorporated by reference to Exhibit A(3)(b)(iv) to pre-effective amendment no. 1 to the registration statement on Form S-6, file number 333-51293 filed August 28, 1998.

   A(5)(a) Specimen Flexible Premium Variable Life Insurance Policy - Incorporated by reference to Exhibit A(5)(a) to the initial filing for this registration statement made on July 8, 1999.

   A(6)(a) Restated Articles of Redomestication of The Manufacturers Life Insurance Company of America. Incorporated by reference to Exhibit A(6)(a) to post-effective amendment no. 20 to the registration statement on Form S-6, file number 33-13774, filed April 26, 1996.

   A(6)(b) By-Laws of The Manufacturers Life Insurance Company of America. Incorporated by reference to Exhibit A(6)(b) to post-effective amendment no. 20 to the registration statement on Form S-6, file number 33-13774, filed April 26, 1996.

   A(8)(a)(i)     Service Agreement between The Manufacturers Life Insurance
                  Company and The Manufacturers Life Insurance Company of
                  America dated June 1, 1988. Incorporated by reference to
                  Exhibit A(8)(a)(i) to pre-effective amendment no. 1 to the registration statement on Form S-6, file number 333-51293 filed August 28, 1998.

   A(8)(a)(ii)    Amendment to Service Agreement between The Manufacturers Life
                  Insurance Company and The Manufacturers Life Insurance Company of America dated December 31, 1992. Incorporated by reference to Exhibit A(8)(a)(ii) to pre-effective amendment no. 1 to the registration statement on Form S-6, file number 333-51293 filed August 28, 1998.

   A(8)(a)(iii)   Amendment to Service Agreement between The Manufacturers Life
                  Insurance Company and The Manufacturers Life Insurance Company of America dated May 31, 1993. Incorporated by reference to Exhibit A(8)(a)(iii) to pre-effective amendment no. 1 to the registration statement on Form S-6, file number 333-51293 filed August 28, 1998.

   A(8)(a)(iv)    Amendment to Service Agreement between The Manufacturers Life
                  Insurance Company and The Manufacturers Life Insurance Company of America dated June 30, 1993. Incorporated by reference to Exhibit A(8)(a)(iv) to pre-effective amendment no. 1 to the registration statement on Form S-6, file number 333-51293 filed August 28, 1998.

   A(8)(a)(v)     Amendment to Service Agreement between The Manufacturers Life
                  Insurance Company and The Manufacturers Life Insurance Company of America dated December 31, 1996. Incorporated by reference to Exhibit A(8)(a)(v) to pre-effective amendment no. 1 to the registration statement on Form S-6, file number 333-51293 filed August 28, 1998.

   A(8)(a)(vi)    Amendment to Service Agreement between The Manufacturers Life
                  Insurance Company and The Manufacturers Life Insurance Company of America dated May 31, 1998. Incorporated by reference to Exhibit A(8)(a)(vi) to pre-effective amendment no. 1 to the registration statement on Form S-6, file number 333-51293 filed August 28, 1998.

   A(8)(a)(vii)   Amendment to Service Agreement between The Manufacturers Life
                  Insurance Company and The Manufacturers Life Insurance Company of America dated December 31, 1998.

                  Incorporated by reference to Exhibit A(8)(a)(vii) to post-effective amendment No. 11 to the registration statement on Form N-4, file number 33-57018 filed March 1, 1999.

   A(8)(b) Specimen Stoploss Reinsurance Agreement between The Manufacturers Life Insurance Company of America and The Manufacturers Life Insurance Company. Incorporated by reference to Exhibit A(8)(b) to the SVUL Registration Statement.

   A(8)(c)(i)     Service Agreement between The Manufacturers Life Insurance
                  Company and ManEquity, Inc. dated January 2, 1991.
                  Incorporated by reference to Exhibit A(8)(c)(i) to pre-effective amendment no. 1 to the registration statement on Form S-6, file number 333-51293 filed August 28, 1998.

   A(8)(c)(ii)    Amendment to Service Agreement between The Manufacturers Life
                  Insurance Company and ManEquity, Inc. dated March 1, 1994.
                  Incorporated by reference to Exhibit A(8)(c)(ii) to pre-effective amendment no. 1 to the registration statement on Form S-6, file number 333-51293, filed August 28, 1998.

   A(8)(c)(iii)   Form of Agreement between ManEquity, Inc. and Manulife Wood
                  Logan - Incorporated by reference to Exhibit A(8)(c)(iii) to pre effective amendment no 1 to the registration statement on Form S-6, file number 333-82449, filed September 22, 1999.

   A(10)(a) Specimen Application for Flexible Premium Variable Life Insurance Policy. Incorporated by reference to Exhibit A(10) to post effective amendment no. 7 to the registration statement on Form S-6, file number 33-52310, filed April 26, 1996.

   A(10)(b) Specimen Application Supplement for Flexible Premium Variable Life Insurance Policy. Incorporated by reference to Exhibit A(10)(a) to post effective amendment no. 9 to the registration statement on Form S-6, file number 33-52310, filed December 23, 1996.

2. Consents of the following:

      A. Opinion and consent of James D. Gallagher, Esq., Secretary and General Counsel of The Manufacturers Life Insurance Company of America -- Incorporated by reference to Exhibit 2 (A) to pre-effective amendment no.1 to the registration statement on Form S-6, file number 333-82449, filed September 22, 1999

      B.    Opinion and consent of Brian Koop, FSA, MAAA, Actuary -- FILED
            HEREIN

      C.    Consent of Ernst & Young LLP -- FILED HEREIN

3. No financial statements are omitted from the prospectus pursuant to instruction 1(b) or (c) of Part I.

4. Not applicable.

6. Memorandum Regarding Issuance, Face Amount Increase, Redemption and Transfer Procedures for the Policies. Incorporated by reference to Exhibit 6 to pre effective amendment no. 1 to the registration statement on Form S-6, file number 333-82449, filed September 22, 1999.

7. Power of Attorney.

      Incorporated by reference to Exhibit 12 to post effective amendment no. 10 to the registration statement on Form S-6, file number 33-52310, filed February 28, 1997.

      James P. O'Malley - Incorporated by reference to initial filing for this registration statement made on July 8, 1999.

      Incorporated by reference to Exhibit 7 to post effective amendment no. 1 to the registration statement on Form S-6, file number 333-69719, filed February 25, 2000

                                  EXHIBIT INDEX


Item No.    Description
2(B)        Opinion and consent of Brian Koop, FSA, MAAA, Actuary
2(C)        Consent of Ernst & Young LLP

                                   SIGNATURES


      Pursuant to the requirements of the Securities Act of 1933, the Registrant and the Depositor certify that they meet all of the requirements for effectiveness of this amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and have duly caused this amendment to the Registration Statement to be signed on their behalf in the City of Toronto, Province of Ontario, Canada, on this 19th day of April, 2001.


SEPARATE ACCOUNT THREE OF
THE MANUFACTURERS LIFE INSURANCE COMPANY OF AMERICA
(Registrant)

By: THE MANUFACTURERS LIFE INSURANCE
   COMPANY OF AMERICA
   (Depositor)


By: /s/ Donald A. Guloien
    ---------------------
    DONALD A. GULOIEN
    President

THE MANUFACTURERS LIFE
INSURANCE COMPANY OF AMERICA

By: /s/ Donald A. Guloien
    ---------------------
    DONALD A. GULOIEN
    President

                                   SIGNATURES


      Pursuant to the requirements of the Securities Act of 1933, this amended registration statement has been signed by the following persons in the capacities indicated on this 19th day of April, 2001.


Signature                                 Title
---------                                 -----
*                                         Chairman and Director
---------------------------------
JOHN D. RICHARDSON


/s/Donald A. Guloien                      President and Director
---------------------------------         (Principal Executive Officer)
DONALD A. GULOIEN

*                                         Director
---------------------------------
SANDRA M. COTTER


/s/James D. Gallagher                     Director
---------------------------------
JAMES D. GALLAGHER

*                                         Director
---------------------------------
JAMES O'MALLEY

*                                         Director
---------------------------------
JOSEPH J. PIETROSKI

*                                         Director
---------------------------------
THEODORE KILKUSKIE, JR.


/s/Denis Turner                           Vice President and Treasurer
---------------------------------         (Principal Financial and Accounting
Denis Turner                              Officer)


*By:  /s/James D. Gallagher
      ---------------------
      James D. Gallagher
      Attorney-in-Fact
      Pursuant to Powers
      of Attorney